                                                                   EXHIBIT 10.36




                                   $60,000,000


                 AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT

                                     between

                      LEXINGTON CORPORATE PROPERTIES, INC.,
                      LEPERCQ CORPORATE INCOME FUND, L.P.,
                      LEPERCQ CORPORATE INCOME FUND II L.P.,
                      UNION HILLS ASSOCIATES,
                      NORTH TAMPA ASSOCIATES, and
                      LEX GP-1, INC.,
                      JOINTLY AND SEVERALLY;


                      THE INSTITUTIONS FROM TIME TO TIME PARTY
                      HERETO AS LENDERS;

                      THE INSTITUTIONS FROM TIME TO TIME PARTY
                      HERETO AS ISSUING BANKS;

                                       and

                      FLEET NATIONAL BANK, as Administrative Agent


                          Dated as of February 20, 1997

                                TABLE OF CONTENTS


SECTION                                                                                          PAGE
-------                                                                                          ----
SECTION 1.     DEFINITIONS ................................................................        2

        1.1.   Defined Terms ..............................................................        2
        1.2.   Computation of Time Periods ................................................        2
        1.3    Accounting Terms ...........................................................        2
        1.4    Other Terms ................................................................        2

SECTION 2.     AMOUNT AND TERMS OF LOANS ..................................................        2
        2.1.   Revolving Credit Facility ..................................................        2
        2.2.   Promise to Repay; Evidence of Indebtedness .................................        2
        2.3.   Procedure for Borrowing Under the Revolving Credit Facility ................        7
        2.4.   Interest on the Loans and other Obligations ................................        8
        2.5.   Duration and Determination of Interest Period; Determination of
               Interest Rate; Continuation/Conversion of Loans ............................       10
        2.6.   Optional Prepayments; Mandatory Prepayments ................................       12
        2.7.   Computation of Interest and Fees ...........................................       13
        2.8.   Payments ...................................................................       13
        2.9.   Use of Proceeds and Letters of Credit ......................................       17
        2.10.  Increased Costs ............................................................       18
        2.11.  Change in Law Rendering Eurodollar Loans Unlawful ..........................       19
        2.12.  Eurodollar Availability ....................................................       19
        2.13.  Indemnities ................................................................       20
        2.14.  Fees .......................................................................       21
        2.15.  Usury ......................................................................       22
        2.16.  Eligible Properties ........................................................       22
        2.17.  Substitution and Release of Property .......................................       26

SECTION 3.     LETTERS OF CREDIT ..........................................................       27
        3.1.   Letters of Credit ..........................................................       27

SECTION 4.     REPRESENTATIONS AND WARRANTIES .............................................       32
        4.1.   Financial Condition ........................................................       32
        4.2.   No Material Adverse Effect .................................................       33
        4.3    Existence; Borrower's Compliance with Law ..................................       33
        4.4.   Power; Authorization; Enforceable Obligations ..............................       33
        4.5.   No Legal Bar ...............................................................       33
        4.6    No Material Litigation .....................................................       33
        4.7.   No Default .................................................................       34
        4.8.   Ownership of Property; Liens ...............................................       34
        4.9.   Taxes ......................................................................       36

        4.10.  Federal Regulations ........................................................       36
        4.11.  ERISA ......................................................................       36
        4.12.  Status of REIT .............................................................       37
        4.13.  Investment Company Act .....................................................       37
        4.14.  Subsidiaries; Ownership of Capital Stock and Partnership Interests .........       37
        4.15.  Absence of Financing Statements, etc. ......................................       38
        4.16.  Pollution; Hazardous Materials .............................................       38
        4.17.  Articles of Incorporation, By-Laws, Partnership Agreement, etc. ............       38
        4.18.  Disclosures ................................................................       38

SECTION 5.     CONDITIONS PRECEDENT .......................................................       39
        5.1.   Conditions to Loans ........................................................       39
        5.2.   Conditions Precedent to All Subsequent Loans ...............................       42

SECTION 6.     AFFIRMATIVE COVENANTS ......................................................       43
        6.1.   Financial Statements .......................................................       43
        6.2.   Certificates; Other Information ............................................       43
        6.3.   Payment of Obligations .....................................................       44
        6.4.   Conduct of Business and Maintenance of Existence ...........................       44
        6.5.   Leases .....................................................................       45
        6.6.   Maintenance of Property, Insurance .........................................       45
        6.7.   Inspection of Property; Books and Records; Discussions .....................       45
        6.8.   Notices ....................................................................       45
        6.9.   Appraisals; Environmental Reports ..........................................       46
        6.10.  REIT Requirements ..........................................................       46
        6.11.  Indemnification ............................................................       46
        6.12.  Changes in GAAP ............................................................       47
        6.13.  Treatment Under Disclosure Documents .......................................       47
        6.14.  Access to Collateral .......................................................       47
        6.15.  NYSE Listing ...............................................................       47
        6.16.  Obligations in Excess of Maximum Availability ..............................       48
        6.17.  Replacement Reserve ........................................................       48
        6.18.  Management of Borrower and Property ........................................       48
        6.19.  Subordination of Payables to Affiliates ....................................       48
        6.20.  Use of Loan Proceeds for Construction ......................................       48
        6.21.  ERISA Notices ..............................................................       48
        6.22.  ERISA Compliance ...........................................................       50
        6.23.  Payment of Taxes and Claims ................................................       50
        6.24.  Inter-Borrower Advances of Loan Proceeds ...................................       50

SECTION 7.     NEGATIVE COVENANTS .........................................................       50
        7.1.   Financial Covenants ........................................................       50
        7.2.   Restricted Payments ........................................................       52
        7.3.   Merger; Sale of Assets; Termination and Other Actions ......................       52
        7.4.   Transaction with Affiliates ................................................       52

        7.5.   Accounting Changes .........................................................       52
        7.6.   No Liens ...................................................................       53
        7.7.   Fiscal Year ................................................................       53
        7.8.   Chief Executive Office .....................................................       53
        7.9.   Self-Direct REIT ...........................................................       53
        7.10.  Limitations on Certain Activities ..........................................       53
        7.11.  Distribution ...............................................................       53
        7.12.  ERISA ......................................................................       53

SECTION 8.     EVENTS OF DEFAULT ..........................................................       54
        8.1.   Events of Default ..........................................................       54
        8.2.   Annulment of Acceleration ..................................................       56
        8.3.   Cooperation by Each Borrower ...............................................       57

SECTION 9.     THE AGENT ..................................................................       57
        9.1.   Appointment ................................................................       57
        9.2.   Nature of Duties ...........................................................       57
        9.3.   Right to Request Information ...............................................       57
        9.4.   Rights, Exculpation, Etc. ..................................................       58
        9.5.   Reliance ...................................................................       58
        9.6.   Indemnification ............................................................       59
        9.7.   Agent Individually .........................................................       59
        9.8.   Successor Agents ...........................................................       59
        9.9.   Relations Among the Lenders ................................................       60
        9.10.  Consent and Approvals; Agency Provisions Relating to Collateral ............       60
        9.11.  Notice of Events of Default ................................................       62
        9.12.  Ratable Sharing ............................................................       62
        9.13.  Defaulting Lenders .........................................................       63
        9.14.  Purchase of Defaulting Lender's Pro Rata Share .............................       64

SECTION 10.    GENERAL ....................................................................       64
        10.1.  Assignments and Participations .............................................       64
        10.2.  Amendment and Waivers ......................................................       67
        10.3.  Marshalling; Payments Set Aside ............................................       68
        10.4.  Limitation of Liability ....................................................       69
        10.5.  Counterparts; Effectiveness; Inconsistencies ...............................       69
        10.6   Disclaimer by Lender .......................................................       69
        10.7.  Choice of Law ..............................................................       70
        10.8.  Submission to Jurisdiction; Waiver of Jury Trial; Etc. .....................       70
        10.9.  Commercial Transaction .....................................................       71
        10.10. Notices; Certain Payments ..................................................       71
        10.11. No Waivers; Cumulative Remedies; Entire Agreement; Headings ................       72
        10.12. Survival ...................................................................       72
        10.13. Payment of Expenses and Taxes ..............................................       73
        10.14. Further Assurances .........................................................       73

        10.15. No Brokers .................................................................       74
        10.16. Confidentiality ............................................................       74

SECTION 11.    THE BORROWERS' AGENT .......................................................       74
        11.1.  Appointment of Agent .......................................................       74

EXHIBITS

        EXHIBIT A -     DEFINITIONS
        EXHIBIT B -     FORM OF NOTE
        EXHIBIT C -     FORM OF NOTICE OF BORROWING
        EXHIBIT D -     FORM OF CERTIFICATE OF ELIGIBLE PROPERTIES AND MAXIMUM AVAILABILITY
        EXHIBIT E -     FORM OF CERTIFICATE OF CURRENT AVAILABILITY
        EXHIBIT F -     FORM OF NOTICE OF CONTINUATION/CONVERSION
        EXHIBIT G -     LIST OF ENVIRONMENTAL REPORTS
        EXHIBIT H -     PERMITTED EXCEPTIONS
        EXHIBIT I -     RENT ROLL
        EXHIBIT J -     SERVICE AGREEMENTS
        EXHIBIT K -     ORGANIZATIONAL STRUCTURE AND RELATED MATTERS
        EXHIBIT L -     CERTIFICATE OF COVENANT COMPLIANCE
        EXHIBIT M -     FORM OF TENANT ESTOPPEL CERTIFICATE
        EXHIBIT N -     LIST OF PROPERTIES AND THEIR BORROWERS
        EXHIBIT O -     CERTIFICATE OF RECOURSE INDEBTEDNESS
        EXHIBIT P -     APPRAISED VALUES FOR INITIAL ELIGIBLE PROPERTIES
        EXHIBIT Q -     ERISA MATTERS
        EXHIBIT R -     FORM OF ASSIGNMENT AND ACCEPTANCE

SCHEDULES

        SCHEDULE 1      ELIGIBLE PROPERTIES

                 AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT
                          DATED AS OF FEBRUARY __, 1997


            This AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT (the "AGREEMENT") is dated as of February __, 1997, by and among LEXINGTON CORPORATE PROPERTIES, INC. ("LEXINGTON"), LEPERCQ CORPORATE INCOME FUND L.P. ("LCIFI"), LEPERCQ CORPORATE INCOME FUND II L.P. ("LCIFII"), UNION HILLS ASSOCIATES ("UNION HILLS"), NORTH TAMPA ASSOCIATES ("NORTH TAMPA"), AND LEX GP-1, INC. ("LGP-1"), jointly and severally (collectively, the "BORROWERS" and individually, a "BORROWER") acting by and through LEXINGTON CORPORATE PROPERTIES, INC. ("BORROWERS' Agent"); the institutions from time to time who are a party hereto as LENDERS, (whether by execution of this Agreement or an Assignment and Acceptance Agreement), the institutions from time to time who are a party hereto as ISSUING BANKS, (whether by execution of this Agreement or an Assignment and Acceptance Agreement) and FLEET NATIONAL BANK, a national banking association ("FLEET"), as administrative agent for the Lenders and the Issuing Banks (in such capacity, together with its successors and assigns in such capacity, the "AGENT").

            WHEREAS, Lexington, LCIFI, LCIFII, Union Hills, North Tampa and Fleet previously entered into a Revolving Credit and Term Loan Agreement dated as of November 14, 1995, as amended by that certain First Amendment to Revolving Credit Agreement dated December 23, 1996 (collectively the "ORIGINAL AGREEMENT") which they now desire to further amend and restate in its entirety to, inter alia (i) add LGP-1 as a Borrower, (ii) increase the maximum amount of Loans available to the Borrowers from $25,000,000 to $60,000,000, (iii) enable Fleet to act as administrative agent, and (iv) provide for the admission of additional Lenders and Issuing Banks; and

            WHEREAS, the Borrowers, Fleet and each other Lender and Issuing Bank who hereafter becomes a party to this Agreement hereby agree that from and after the date hereof this Amended and Restated Revolving Credit Agreement shall supersede the Original Agreement in all respects and shall constitute the entire agreement among the parties hereto with respect to the subject matter contained herein; and

            WHEREAS, the Borrowers desire to obtain a separate Revolving Credit Commitment from each Lender pursuant to which such Lender will make loans to and for the benefit of one or more of the Borrowers in an amount not to exceed such Lender's Pro Rata Share in a maximum aggregate outstanding principal amount not to exceed $60,000,000 at any one time; and

            WHEREAS, each Lender is willing, on the terms and conditions hereinafter set forth, to extend a Revolving Credit Commitment and to severally make Loans to and for the benefit of the Borrowers.

            NOW, THEREFORE, the parties hereto hereby agree as follows:

            SECTION 1. DEFINITIONS

            1.1. DEFINED TERMS. As used in this Agreement all capitalized terms not otherwise defined shall have the meanings set forth on Exhibit A, applicable both to the singular and the plural forms of the terms defined.

            1.2. COMPUTATION OF TIME PERIODS. In this Agreement, in the computation of periods of time from a specified date to a later specified date, the word "from" means "from and including" and the words "to" and "until" each mean "to but excluding". Periods of days referred to in this Agreement shall be counted in calendar days unless Business Days are expressly prescribed. Any period determined hereunder by reference to a month or months or year or years shall end on the day in the relevant calendar month in the relevant year, if applicable, immediately preceding the date numerically corresponding to the first day of such subsequent period, provided that if such period commences on the last day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month during which such period is to end), such period shall, unless otherwise expressly required by the other provisions of this Agreement, end on the last day of the calendar month.

            1.3. ACCOUNTING TERMS. Subject to Section 6.12, for purposes of this Agreement, all accounting terms not otherwise defined herein shall have the meanings assigned to them in conformity with GAAP.

            1.4. OTHER TERMS. All other terms contained in this Agreement shall, unless the context indicates otherwise, have the meanings assigned to such terms by the Uniform Commercial Code to the extent the same are defined therein.

            SECTION 2. AMOUNT AND TERMS OF LOANS

            2.1. REVOLVING CREDIT FACILITY.

            (a) AVAILABILITY. Subject to the terms and conditions set forth in this Agreement, each Lender hereby severally and not jointly agrees to make revolving loans in Dollars (each individually, a "LOAN" and, collectively, the "LOANS") to any Borrower from time to time during the period from the Initial Funding Date to the Business Day next preceding the Revolving Credit Termination Date, in an amount not to exceed such Lender's Pro Rata Share of the Revolving Credit Availability at such time. All Loans comprising the same Borrowing under this Agreement shall be made by the Lenders simultaneously and proportionately to their then respective Pro Rata Shares, it being understood that no Lender shall be responsible for any failure by any other Lender to perform its obligation to make a Loan hereunder nor shall the Revolving Credit Commitment of any Lender be increased or decreased as a result of any such failure. Subject to the provisions of this Agreement, any Borrower may repay any outstanding Loan on any day which is a Business Day and any amounts so repaid may be reborrowed by any Borrower, up to the amount available under this Section 2.1(a), at the time of such Borrowing, until the Business Day next preceding the Revolving Credit Termination Date.

            (b) REVOLVING CREDIT TERMINATION DATE. The Revolving Credit Commitment shall terminate, and all outstanding Revolving Credit Obligations shall be paid in full (or, in the case of unmatured Letter of Credit Obligations, provision for payment in cash shall be made to the satisfaction of the Issuing Banks and the Requisite Lenders), on the Revolving Credit Termination Date. Each Lender's obligation to make Loans shall terminate on the Business Day next preceding the Revolving Credit Termination Date.

            (c) EXTENSION OF REVOLVING CREDIT TERMINATION DATE. If no Default or Event of Default then exists, Borrowers' Agent may request two-year extensions of the then-existing Revolving Credit Termination Date by making such request in writing (an "EXTENSION REQUEST") to Agent no earlier than January 1st and no later than April 1st of the calendar year immediately preceding the then-existing Revolving Credit Termination Date. The then-existing Revolving Credit Termination Date shall be extended for two (2) years only if (i) Agent and each Lender consents in writing to such extension no later than June 1st of the year in which the Extension Request is received and (ii) Borrowers' Agent pays to Agent the extension fee set forth in Section 2.14(c) no later than June 15th of such year. The failure to respond by Agent or any Lender to an Extension Request shall be deemed to be a denial of such consent.

            (d) MAXIMUM AVAILABILITY. Notwithstanding anything in this Agreement to the contrary, in no event shall the Outstanding Amount exceed the Maximum Availability.

            (e) AUTHORIZED AGENTS. On the Closing Date and from time to time thereafter, the Borrowers' Agent shall deliver to the Agent a certificate from a Responsible Officer setting forth the names of the employees and agents authorized to request Loans and Letters of Credit for each Borrower and to request a conversion/continuation of any Loan and containing a specimen signature of each such employee or agent. The employees and agents so authorized shall also be authorized to act for any Borrower in respect of all other matters relating to the Loan Documents. The Agent, Lenders and Issuing Banks shall be entitled to rely conclusively on such employee's or agent's authority to request such Loan or Letter of Credit or such conversion/continuation until the Agent, Lenders and Issuing Banks receive written notice to the contrary. None of the Agent, the Lenders, or the Issuing Banks shall have any duty to verify the authenticity of the signature appearing on any written Notice of Borrowing or Notice of Conversion/Continuation or any other document, and, with respect to an oral request for such a Loan or Letter of Credit or such conversion/continuation, the Agent shall have no duty to verify the identity of any person representing himself or herself as one of the employees or agents authorized to make such request or otherwise to act on behalf of such Borrower. None of the Agent, any Lender or any Issuing Bank shall incur any liability to any Borrower or any other Person in acting upon any telephonic or facsimile notice referred to above which the Agent, such Lender, or such Issuing Bank believes to have been given by a person duly authorized to act on behalf of such Borrower and such Borrower hereby indemnifies and holds harmless the Agent, each Lender and each Issuing Bank from any loss or expense Agent, Lenders and/or the Issuing Banks might incur in acting in good faith as provided in this Section 2.1.

            2.2. PROMISE TO REPAY; EVIDENCE OF INDEBTEDNESS.

            (a) PROMISE TO REPAY. Each Borrower hereby, jointly and severally, agrees to pay when due the principal amount of each Loan, and further agrees to pay all unpaid interest accrued thereon, in accordance with the terms of this Agreement and the Notes. Each Borrower shall execute and deliver to each Lender on the Closing Date, a joint and several promissory note, substantially in the form of Exhibit B, with appropriate insertions, evidencing the Loans and thereafter shall execute and deliver such other promissory notes substantially in the form of Exhibit B as are necessary to evidence the Loans owing to the Lenders after giving effect to any assignment thereof pursuant to Section 10.1, (all such promissory notes and all amendments thereto, replacements thereof and substitutions therefor being collectively referred to as the "NOTES"; and "NOTE" means any one of the NOTES).

            (b) LOAN RECORDS. Each Lender shall maintain in accordance with its usual practice a record (a "LOAN ACCOUNT") evidencing the Indebtedness of the Borrowers to such Lender resulting from each Loan owing to such Lender from time to time, including the amount of principal and interest payable and paid to such Lender from time to time hereunder and under the Notes.

            (c) CONTROL SUB-REGISTER. The Register maintained by the Agent pursuant to Section 10.1(c) shall include a sub-register for each Lender, in which shall be recorded (i) the date and amount of each Borrowing made hereunder, the type of Loan comprising such Borrowing and any Eurodollar Interest Period applicable thereto, (ii) the effective date and amount of each Assignment and Acceptance delivered to and accepted by it and the parties thereto, (iii) the amount of any principal or interest due and payable or to become due and payable from the Borrowers to each Lender hereunder or under the Notes and (iv) the amount of any sum received by the Agent from any Borrower hereunder and each Lender's share thereof.

            (d) ENTRIES BINDING. The entries made in the Register and each Loan Account shall be conclusive and binding for all purposes, absent manifest error.

            (e) BORROWERS' OBLIGATIONS.

            (i) Upon any Event of Default each Borrower jointly, severally and unconditionally promises to pay to the Agent such amounts as are necessary to cure the Event of Default or, at the option of the Agent, such Borrower agrees to pay the outstanding Obligations in full.

            (ii) Each Borrower's Obligation is unconditional except as expressly set forth herein, and each Borrower agrees that the Agent, upon the occurrence of an Event of Default, shall not be required to assert any claim or cause of action against the Borrowers' Agent or any other Borrower before asserting any claim or cause of action against a specific Borrower under this Agreement. Each Borrower further agrees that the Agent shall not be required to pursue or foreclose on any Collateral that it may receive from any Borrower as security for any of the Obligations before making a claim or asserting a cause of action against a specific Borrower under this Agreement.

            (iii) The failure of Agent to record any Security Document, or Agent's improper recording or filing thereof, or Agent's failure to otherwise perfect, protect, secure or insure any security interest or lien in any Collateral given as security for the Obligations or any other collateral now or hereafter securing all or any part of the Obligations shall not release any Borrower from its liabilities and obligations under this Agreement.

            (iv) Except as otherwise expressly provided herein or in the Mortgages or Loan Documents, presentment, protest, demand, and notice of protest and demand, and notice of receipt of any and all Collateral, and of the exercise of possessory remedies or foreclosure on any and all Collateral received by Agent from any Borrower are hereby waived.

            (v) No Borrower's Obligation under this Agreement shall be affected, modified, or impaired by the voluntary or involuntary liquidation, dissolution, sale, or other disposition of all or substantially all of the assets, marshalling of assets and liabilities, receivership, insolvency, bankruptcy, assignment for the benefit of creditors, reorganization, arrangements, composition with creditors or readjustment of, or other similar proceedings affecting any other Borrower or the Borrowers' Agent, or any of the assets belonging to any of them, nor shall this Agreement be affected, modified, or impaired by the invalidity of the Note or any of the other Loan Documents.

            (vi) Without notice to any other Borrower or the Borrower's Agent, without the consent of a specific Borrower or Borrowers' Agent, the Agent may:

            (a) grant a specific Borrower extensions of the time for payment of the Obligations or any part hereof;

            (b) renew any of the Obligations;

            (c) grant a specific Borrower extensions of time for performance of agreements or other indulgences;

            (d) at any time release any or all of the Collateral, or any mortgage, deed of trust or security interest in any Collateral, that now or hereafter secures any of the Obligations;

            (e) compromise, settle, release, or terminate any or all of the obligations, covenants, or agreements of any specific Borrower under the Note or other Loan Documents;

            (f) at any time release any guarantor from its guarantee of any of the Obligations; and

            (g) with a specific Borrower's written consent, modify or amend any obligation, covenant, or agreement of such Borrower as set forth in its Note or any of the other Loan Documents (and such amendments shall nevertheless be binding upon the other Borrowers).

            (vii) This Agreement shall continue to be effective, or be reinstated, as the case may be, if at time any whole or partial payment or performance of any Obligations is or is sought to be rescinded or must otherwise be restored or returned by the Agent or any Lender upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of any Borrower upon or as a result of the appointment of a receiver, intervenor, or conservator of, or trustee or similar officer for, any Borrower or for any substantial part of its property, or otherwise, all as though such payments and performance had not been made, in any case to the extent of the performance rescinded or payments restored or returned. This Agreement and each Borrower's Obligations hereunder shall not be affected in any way by the transfer or other disposition of any of the Collateral described in and granted to Agent pursuant to the Loan Documents, whether by deed, operation of law, or otherwise except to the extent such Collateral is released in accordance with the terms hereof.

            (viii) Notwithstanding any provision contained in this Agreement or any Security Document to the contrary, in the event of any bankruptcy or insolvency proceeding involving LGP-1, LCIFII or North Tampa or in the event of any challenge to the full enforceability of all or any of the Loan Documents by any creditor of LGP-1, LCIFII or North Tampa or a trustee, receiver or debtor-in-possession of, for or in respect of LGP-1, LCIFII or North Tampa, the liability of LGP-1, LCIFII or North Tampa under the Security Documents shall be limited to the lesser of the following amounts minus, in either case, one dollar ($1.00):

            (a) the lowest amount which would render LGP-1, LCIFII or North Tampa's undertakings under the Security Documents a fraudulent conveyance under the laws of the State of Connecticut or other similar or analogous law or statute of the state having jurisdiction over the subject matter; or

            (b) the lowest amount which would render LGP-1, LCIFII or North Tampa's undertakings under the Security Documents a fraudulent transfer under
Section 548 of the Bankruptcy Code of 1978, as amended.

            Section 2.2 (e) (viii) shall control every other provision of the Security Documents except, however, this provision shall not be construed to prohibit a valuation of the assets of LGP-1, LCIFII or North Tampa for an amount exceeding (a) or (b) above, minus $1.00, at a date subsequent to the date hereof, whereupon the individual liability of LGP-1, LCIFII or North Tampa under the Security Documents shall increase with the value of such assets up to a maximum of $60,000,000.

            2.3. PROCEDURE FOR BORROWING UNDER THE REVOLVING CREDIT FACILITY

            (a) NOTICE OF BORROWING. Whenever any Borrower desires to borrow under Section 2.1, Borrowers' Agent shall deliver to Agent a notice of borrowing (a "NOTICE OF BORROWING") substantially in the form of Exhibit C accompanied by a Certificate of Eligible Properties and Maximum Availability, substantially in the form of Exhibit D and a Certificate of Current Availability substantially in the form of Exhibit E no later than 10:00 A.M. (New York time) at least five (5) Business Days in advance of the proposed Funding Date for any Eurodollar Loan and no later than the Business Day immediately preceding the proposed Funding Date for any Base Rate Loan. The Notice of Borrowing shall specify and include (as appropriate):

            (i) the Borrower and proposed Funding Date (which shall be a Business Day);

            (ii) the amount of the proposed Borrowing (which amount shall be in a minimum aggregate amount of $1,000,000 and integral multiples of $100,000 in excess of that amount);

            (iii) whether such Loans will be Base Rate Loans or Eurodollar Loans and, if Eurodollar Loans are specified, the initial Interest Period requested for such Eurodollar Loans;

            (iv) the account into which the net proceeds of the requested Borrowing is to be credited;

            (v) a statement as to whether the representations and warranties contained in the Loan Documents are true, correct and accurate in all material respects to the same extent as though made on and as of the date of such Notice of Borrowing;

            (vi) a statement as to whether any Default or Event of Default has occurred and is continuing or would result from the proposed Borrowing; and

            (vii) a statement as to whether the amount of the proposed Borrowing will cause the aggregate outstanding principal amount of the Loans to exceed the Maximum Availability currently in effect. Subject to the provisions of Section 2.6, in the event that any Lender shall fail to fund its Pro Rata Share of any Loan on or prior to the applicable Funding Date and the Agent and/or the other Lenders shall fail to advance the defaulted amount, Borrowers' Agent may (but shall not be obligated to) cancel such Notice of Borrowing upon notice to Agent given no later than 2:00 p.m. (EST) on the Funding Date. Agent shall give Borrowers' Agent notice of any Lender's default as soon as practicable after Agent becomes aware of such default. Except as otherwise provided in the immediately foregoing sentence or in Sections 2.11 and 2.12, a Notice of Borrowing shall be irrevocable, and the Borrowers shall be bound to make the borrowing specified in such Notice of Borrowing in accordance therewith.

            If Borrowers' Agent fails to specify the type of Loan (i.e. Base Rate Loan or Eurodollar Loan) or an Initial Interest Period, Borrowers' Agent will be deemed, in each case, to have requested a Base Rate Loan.

            (b) MAKING OF LOANS. (i) Promptly after receipt of a Notice of Borrowing under Section 2.3(a), the Agent shall notify each Lender by facsimile transmission of the proposed Borrowing and send each Lender a copy of the Notice of Borrowing including exhibits. Each Lender shall deposit an amount equal to its Pro Rata Share of the Borrowing requested by the Borrowers' Agent with the Agent at its office in Providence, Rhode Island or such other office as Agent shall designate from time to time, in immediately available funds, not later than 11:00 a.m. (New York time) on the respective Funding Date therefor. Subject to the fulfillment of the conditions precedent set forth in Section 5.1 or
Section 5.2, as applicable, the Agent shall make the proceeds of such amounts received by it available to the Borrowers' Agent at the Agent's office in Providence, Rhode Island on such Funding Date (or on the date received if later than such Funding Date) and shall disburse such proceeds in accordance with the Borrowers' Agent's disbursement instructions set forth in the applicable Notice of Borrowing. The failure of any Lender to deposit the amount described above with the Agent on the applicable Funding Date shall not relieve any other Lender of its obligations hereunder to make its Loan on such Funding Date. In the event the conditions precedent set forth in Section 5.1 or Section 5.2 are not fulfilled as of the proposed Funding Date for any Borrowing, the Agent shall promptly return, by wire transfer of immediately available funds, the amount deposited by each Lender to such Lender.

            (ii) Unless the Agent shall have been notified by any Lender on the Business Day immediately preceding the applicable Funding Date in respect of any Borrowing that such Lender does not intend to fund its Loan requested to be made on such Funding Date, the Agent may assume that such Lender has funded its Loan and is depositing the proceeds thereof with the Agent on the Funding Date therefor, and the Agent in its sole discretion may, but shall not be obligated to, disburse a corresponding amount to the Borrowers' Agent on the applicable Funding Date. If the Loan proceeds corresponding to that amount are advanced to the Borrowers' Agent by the Agent but are not in fact deposited with the Agent by such Lender on or prior to the applicable Funding Date, such Lender agrees to pay to the Agent forthwith on demand such corresponding amount, together with interest thereon, for each day from the date such amount is disbursed to or for the benefit of the Borrowers until the date such amount is paid or repaid to the Agent at the Federal Funds Rate for the first three (3) Business Days, and thereafter at the interest rate applicable to such Borrowing. If such Lender shall pay to the Agent the corresponding amount, the amount so paid shall constitute such Lender's Loan. This Section 2.3(b)(ii) does not relieve any Lender of its obligation to make its Loan on any applicable Funding Date.

            2.4. INTEREST ON THE LOANS AND OTHER OBLIGATIONS.

            (a) GENERALLY. Each Loan shall be (i) a Eurodollar Loan or a Base Rate Loan as selected or deemed to have been selected by Borrowers' Agent initially at the time a Notice of Borrowing is given pursuant to Section 2.3(a); or (ii) as selected pursuant to Section 2.5(c); except in each case for any portion of a Eurodollar Loan which is converted to a Base Rate Loan pursuant to
Section 2.11 or 2.12. All Loans and the outstanding principal balance of all other Obligations shall bear interest on the unpaid principal amount thereof from the date such Loans are made and such other Obligations are due and payable until paid in full but excluding the date of repayment (whether by acceleration or otherwise), at the interest rates (such interest rate(s) as may be in effect from time to time, the "APPLICABLE RATE(S)") specified as follows:

                  (iv) in the case of a Eurodollar Loan, at an interest rate per annum for and during each Interest Period equal to the Eurodollar Rate for such Interest Period; and

                  (v) in the case of the Base Rate Loan or such other
            Obligation, at an interest rate per annum equal to the Base Rate in effect from time to time.

The applicable basis for determining the rate of interest on the Loans shall be selected by the Borrowers' Agent at the time a Notice of Borrowing or a Notice of Conversion/Continuation is delivered by the Borrowers' Agent to the Agent; provided, however, the Borrowers' Agent may not select the Eurodollar Rate as the applicable basis for determining the rate of interest on such a Loan if at the time of such selection a Default or Event of Default would occur from such Borrowing or conversion or continuation or has occurred and is continuing and further provided that, from and after the occurrence and during the continuance of an Event of Default, each Eurodollar Loan then outstanding may, at the Agent's option, convert to a Base Rate Loan. If on any day any Loan is outstanding with respect to which a Notice of Continuation/Conversion has not been delivered to the Agent in accordance with the terms of this Agreement specifying the basis for determining the rate of interest on that day, then for that day interest on that Loan shall be determined by reference to the Base Rate.

            (b) INTEREST PAYMENTS. (i) Interest accrued on each Loan shall be calculated on the 1st day of each calendar month and shall be payable in arrears
(A) on the first day of each calendar month, commencing on the first such day following the making of such Loan, (B) upon the payment or prepayment thereof in full or in part, and (C) if not theretofore paid in full, at maturity (whether by acceleration or otherwise) of such Loan. Whenever any payment to be made hereunder or under any Loan Document, including, without limitation, any principal of or interest on any Loan, shall become due and payable, or whenever the last day of any Interest Period would otherwise occur, on a day which is not a Business Day, such payment shall be made and the last day of such Interest Period shall occur on the next succeeding Business Day and such extension of time shall in such case be included in computing interest on such payment.

                  (ii) Interest accrued on the principal balance of any outstanding Reimbursement Obligations shall be calculated on the last day of each calendar month and shall be payable in arrears (A) on the first day of the calendar month, commencing on the first such day following the incurrence of such Reimbursement Obligations, (B) upon repayment thereof in full or in part, and (C) if not theretofore paid in full, at the time such other Reimbursement Obligations become due and payable (whether by acceleration or otherwise).

            (c) LATE CHARGE; DEFAULT INTEREST. If the Borrowers shall fail to make any payment of principal or interest on any portion of a Loan or any other Obligation becoming due, hereunder or under any of the Loan Documents within ten
(10) days of the date such payment is due Borrowers shall be subject to a late charge of five percent (5%) of the amount of such payment. Borrowers shall be entitled to a one-time waiver of the late charge prior to the

Revolving Credit Termination Date. Upon the occurrence and during the continuance of an Event of Default, Borrowers shall pay interest (to the extent permitted by law in the case of interest on overdue interest) on such defaulted amount accruing from and including the date of such Event of Default up to but excluding the date of actual payment (after as well as before judgment) at a rate per annum which is the sum of (i) four percent (4%) plus (ii) the Applicable Rate otherwise payable. All payments due under this Section 2.4(c) shall be payable upon demand.

            (d) INTEREST RATE DETERMINATION. Upon determining the Applicable Rate for each Interest Period, Agent shall promptly notify Borrowers' Agent.

            2.5. DURATION AND DETERMINATION OF INTEREST PERIOD; DETERMINATION OF INTEREST RATE; CONTINUATION/CONVERSION OF LOANS

            (a) DURATION AND DETERMINATION OF INTEREST PERIOD. By giving notice as set forth in Section 2.3(a) (with respect to a Borrowing of Eurodollar Loans) or Section 2.5(c) (with respect to a conversion into or continuation of Eurodollar Loans), Borrowers' Agent shall have the option, subject to the other provisions of this Section 2.5, to select an interest period (each, an "INTEREST PERIOD") to apply to the Loans described in such notice, subject to the following provisions:

            (i) Subject to Sections 2.11 and 2.12, the Borrowers' Agent may select, as to a particular Borrowing of Eurodollar Loans, an Interest Period of either one (1), three (3) or six (6) months in duration; provided, however, that if Agent's syndication of not less than $35,000,000 of the Revolving Credit Commitments does not close on the Closing Date, Borrowers' Agent shall not be entitled to select an Interest Period applicable to a Eurodollar Loan in excess of one (1) month's duration until four (4) months after the Closing Date unless otherwise permitted by the Agent;

            (ii) In the case of immediately successive Interest Periods applicable to a Borrowing of Eurodollar Loans, each successive Interest Period shall commence on the day on which the next preceding Interest Period expires;

            (iii) If any Interest Period would otherwise expire on a day which is not a Business Day, such Interest Period shall be extended to expire on the next succeeding Business Day if the next succeeding Business Day occurs in the same calendar month, and if there will be no succeeding Business Day in such calendar month, the Interest Period shall expire on the immediately preceding Business Day;

            (iv) Borrowers' Agent may not select an Interest Period as to any Loan if such Interest Period terminates later than the Revolving Credit Termination Date;

            (v) Borrowers' Agent may not select an Interest Period with respect to any portion of principal of a Loan which extends beyond a date on which any Borrower is required to make a scheduled payment of such portion of principal; and

            (vi) There shall be no more than eight (8) Interest Periods in effect at any one time for any Eurodollar Loans, Base Rate Loans or any combination of the two.

            Notwithstanding the foregoing, Borrowers' Agent shall be entitled to select an Interest Period of less than one (1) month in the event it wishes to combine one or more Eurodollar Loans into a single Interest Period.

            If Borrowers' Agent fails to specify an Interest Period in any Notice of Borrowing, Borrowers' Agent shall be deemed to have selected a Base Rate Loan; provided that if Borrowers' Agent subsequently provides Agent with a new Notice of Borrowing properly specifying an Interest Period for a Eurodollar Loan, such Base Rate Loan shall be converted into a Eurodollar Loan in accordance with the requirements for a continuation/conversion under Section 2.5
(c).

            (b) DETERMINATION OF INTEREST RATE. As soon as practicable on the second Business Day prior to the first day of each Interest Period (the "INTEREST RATE DETERMINATION DATE"), the Agent shall determine (pursuant to the procedures set forth in the definition OF "EURODOLLAR RATE") the interest rate which shall apply to the Eurodollar Loans for which an interest rate is then being determined for the applicable Interest Period and shall promptly give notice thereof (in writing or by telephone confirmed in writing) to the Borrowers' Agent and to each Lender. The Agent's determination shall be presumed to be correct, absent manifest error, and shall be binding upon each Borrower. Any failure by any Lender to take into account the Eurodollar Reserve Percentage when calculating interest due on Eurodollar Loans shall not constitute, whether by course of dealing or otherwise, a waiver by such Lender of its right to collect such amount for any future period.

            (c) CONVERSION/CONTINUATION OF LOANS.

            (i) Subject to the provisions of Sections 2.11 and 2.12, Borrowers' Agent shall have the option (A) to convert at any time all or any part of outstanding Base Rate Loans to Eurodollar Loans or (B) to convert all or any part of outstanding Eurodollar Loans having Interest Periods which expire on the same date to Base Rate Loans on such expiration date; or (C) to continue all or any part of outstanding Eurodollar Loans having Interest Periods which expire on the same date as Eurodollar Loans, and the succeeding Interest Period of such continued Loans shall commence on such expiration date; provided, however, no such outstanding Loan may be continued as, or be converted into, a Eurodollar Loan (i) if the continuation of, or the conversion into, would violate any of the provisions of Section 2.11 or 2.12 or (ii) if a Default or Event of Default would occur as a result thereof or has occurred and is continuing. Any conversion into or continuation of Eurodollar Rate Loans under this Section 2.5(c) shall be in a minimum amount of $1,000,000 and in integral multiples of $100,000 in excess of that amount, except in the case of a conversion into or a continuation of an entire Borrowing of Non Pro Rata Loans.

            (ii) To convert or continue a Loan, Borrowers' Agent shall deliver a Notice of Continuation/Conversion substantially in the form of Exhibit F to Agent no later than 10:00

A.M. (New York City time) at least five (5) Business Days in advance of the proposed continuation/conversion date in the case of a conversion to, or a continuation of, Eurodollar Loans or at least one (1) Business Day in advance of the proposed continuation/conversion date in the case of a conversion to a Base Rate Loan. A Notice of Continuation/Conversion shall specify (A) the proposed continuation/conversion date (which shall be a Business Day), (B) the principal amount of the Loans to be continued/converted, (C) whether such Loan shall be converted and/or continued, (D) in the case of a continuation of, or conversion to, a Eurodollar Loan, the requested Interest Period, (E) that the representations and warranties contained in the Loan Documents are true, correct and accurate in all material respects to the same extent as though made on and as of the date of such Notice of Continuation/Conversion, and (F) that no Default or Event of Default has occurred and is continuing or would result from the proposed continuation/conversion.

            Promptly after receipt of a Notice of Conversion/Continuation the Agent shall notify each Lender by facsimile transmission of the proposed conversion/continuation. Except as otherwise provided in Sections 2.11 and 2.12, a Notice of Continuation/Conversion shall be irrevocable on and after the related Interest Rate Determination Date, and Borrowers shall be bound to effect a continuation and/or conversion (as applicable) in accordance therewith.

            No more than eight (8) Eurodollar Loans, Base Rate Loans or any combination of the two may be outstanding at any one time.

            If Borrowers' Agent fails to give a valid Notice of Continuation/Conversion in respect of any portion of a Eurodollar Loan which is not repaid in accordance with the terms hereof at the end of the relevant Interest Period, such portion shall be converted automatically into a Base Rate Loan; provided that if Borrowers' Agent subsequently gives a valid Notice of Continuation/Conversion in respect of such Base Rate Loan, it shall be converted into a Eurodollar Loan in accordance with the requirements for a continuation/conversion under this Section 2.5.

            2.6. OPTIONAL PREPAYMENTS; MANDATORY PREPAYMENTS

            (a) Subject to Section 2.6(c), Borrowers may, at their option, prepay any Eurodollar Loans on the last day of the applicable Interest Period, in whole or in part, without premium or penalty, upon at least three Business Days' prior written notice to Agent, specifying the amount of prepayment. Base Rate Loans may be prepaid on one Business Days' prior written notice to Agent. Each notice of prepayment pursuant to this clause (a) shall be irrevocable and the payment amount specified in such notice shall be due and payable on the date specified, together with accrued interest to such date on the Loans and all amounts (if any) payable pursuant to Section 2.13. Partial prepayments of the Loans pursuant to this clause (a) shall be in an aggregate principal amount of $100,000 or an integral multiple thereof.

            (b) The Loans shall be subject to certain mandatory repricing pursuant to and upon the occurrence of the events described in the provisions of Sections 2.11 and 2.12.

            (c) If at any time prior to the Revolving Credit Termination Date (except as a result of the failure of a Property to continue to qualify as an Eligible Property solely due to the failure of an Approved Tenant to maintain its Minimum Required Tenant Credit Rating) the Outstanding Amount exceeds Maximum Availability (hereinafter "EXCESS OUTSTANDINGS") (which event, notwithstanding the provisions of this Section, shall be a Default), Borrowers shall within fifteen (15) Business Days of the date Agent notifies Borrowers' Agent of same reduce the Outstanding Amount to an amount that is equal to or less than Maximum Availability.

            (d) If at any time a Property fails to continue to qualify as an Eligible Property solely as a result of an Approved Tenant failing to maintain the Minimum Required Tenant Credit Rating and this results in Excess Outstandings, Borrowers shall be required to make monthly principal payments based on the amount of such Excess Outstandings. Such monthly principal payments shall be calculated based on a five-year straight line amortization schedule and shall commence ninety (90) days from the date an Eligible Property ceased to qualify as an Eligible Property for such reason, (unless the Excess Outstandings have been eliminated by Requisite Lender's approval and acceptance of another Eligible Property as Collateral, or otherwise during such period), with all unpaid principal and/or interest arising under such circumstances due and payable in full on the next occurring Revolving Credit Termination Date without taking into account any extension rights.

            Notwithstanding the foregoing, if any subsequent event occurs which would have resulted in such Property losing its status as an Eligible Property under the terms of Section 2.16(a)(i), (ii) and (c), the provisions of Section 2.6(c) shall apply immediately.

            (e) Subject to the application of the provisions of Section 2.8, Borrowers' Agent may designate the application of any prepayments to be applied to principal on the Loans to the Eurodollar Loans, and/or Base Rate Loans, as it may select, provided that if Borrowers' Agent does not designate such application, such prepayments shall be applied (i) first to outstanding Base Rate Loans, and (ii) second to outstanding Eurodollar Loans.

            2.7. COMPUTATION OF INTEREST AND FEES. Interest, fees and other amounts calculated on the basis of a rate per annum shall be computed on the basis of a 360-day year for the actual number of days elapsed. In computing interest on any Loan, the date of the making of the Loan or the first day of an Interest Period, as the case may be, shall be included and the date of payment or the expiration date of an Interest Period, as the case may be, shall be excluded; provided, however, if a Loan is repaid on the same day on which it is made, one (1) day's interest shall be paid on such Loan.

            2.8. PAYMENTS. (a) MANNER AND TIME OF PAYMENT. All payments of principal of and interest on the Loans and Reimbursement Obligations and other Obligations (including, without limitation, fees and expenses) which are payable to the Agent, the Lenders or any Issuing Bank shall be made without condition or reservation of right, in immediately available funds, delivered to the Agent (or, in the case of Reimbursement Obligations, to the pertinent Issuing Bank) not later than 1:00 p.m. (New York time) on the date and at the place due, to such account of the Agent (or such Issuing Bank) as it may designate, for the account of the Agent, the

Lenders or such Issuing Bank, as the case may be; and funds received by the Agent, including, without limitation, funds in respect of any Loans to be made on that date, not later than 1:00 p.m. (New York time) on any given Business Day shall be credited against payment to be made that day and, for purposes of calculation of interest, funds received by the Agent after that time shall be deemed to have been paid on the next succeeding Business Day. Payments actually received by the Agent for the account of the Lenders or the Issuing Banks, or any of them, shall be paid to them by the Agent promptly after receipt thereof.

            (b) APPORTIONMENT OF PAYMENTS. (i) Subject to the provisions of
Section 2.8(b)(v) and Section 2.8(b)(vi), all payments of principal and interest in respect of outstanding Loans, all payments in respect of Reimbursement Obligations, all payments of fees and all other payments in respect of any other Obligations, shall be allocated among such of the Lenders and Issuing Banks as are entitled thereto, in proportion to their respective Pro Rata Shares or otherwise as provided herein. Subject to the provisions of Section 2.8(b)(ii), all such payments and any other amounts received by the Agent from or for the benefit of the Borrowers shall be applied in the following order:

                  (A) to pay principal of and interest on any portion of the
            Loans which the Agent may have advanced on behalf of any Lender for which the Agent has not then been reimbursed by such Lender or any Borrower,

                  (B) to pay all other Obligations then due and payable and

                  (C) as the Borrowers' Agent so designates.

Unless otherwise designated by the Borrowers' Agent, all principal payments in respect of Loans shall be applied first, to repay outstanding Base Rate Loans, and then to repay outstanding Eurodollar Rate Loans with those Eurodollar Rate Loans which have earlier expiring Eurodollar Interest Periods being repaid prior to those which have later expiring Eurodollar Interest Periods.

                  (ii) After the occurrence of an Event of Default and while the same is continuing, the Agent shall apply all payments in respect of any Obligations in the following order:

                  (A) first, to pay principal of and interest on any portion of the Loans which the Agent may have advanced on behalf of any Lender for which the Agent has not then been reimbursed by such Lender or any Borrower;

                  (B) second, to pay Obligations in respect of any reasonable fees, expense reimbursements or indemnities then due to the Agent;

                  (C) third, to pay principal of and interest on Letter of
            Credit Obligations (or, to the extent such Obligations are contingent, deposited with the Agent to provide cash collateral in respect of such Obligations which cash collateral shall be released and applied in accordance with the provisions of this Section 2.8(b) in the event such Letter of Credit shall expire undrawn upon);

                  (D) fourth, to pay Obligations in respect of any fees,
            expenses reimbursements or indemnities then due to the Lenders and the Issuing Banks;

                  (E) fifth, to pay interest due in respect of Loans;

                  (F) sixth, to the ratable payment or prepayment of principal outstanding on Loans; and

                  (G) seventh, to the ratable payment of all other Obligations.

The order of priority set forth in this Section 2.8(b)(ii) and the related provisions of this Agreement are set forth solely to determine the rights and priorities of the Agent, the Lenders, the Issuing Banks and other Holders as among themselves; provided, however, if such application is other than in accordance with the express designation of Borrowers' Agent, Agent shall give prompt notice thereof to Borrowers' Agent. The order of priority set forth in clauses (C) through (G) of this Section 2.8(b)(ii) may at any time and from time to time be changed by the Requisite Lenders without necessity of notice to or consent of or approval by any Borrower, and Holder which is not a Lender, or any other Person. The order of priority set forth in clauses (A) and (B) of this
Section 2.8(b)(ii) may be changed only with the prior written consent of the Agent.

                  (iii) The Agent, in its sole discretion subject only to the terms of this Section 2.8(b)(iii), may pay from the proceeds of Loans made to the Borrower hereunder if made pursuant to a deemed request as provided in this
Section 2.8(b)(iii), all amounts payable by the Borrower hereunder, including, without limitation, amounts payable with respect to payments of principal, interest, Reimbursement Obligations and fees and all reimbursements for expenses pursuant to Section 10.13 in any case, after the occurrence and during the continuance of an Event of Default with respect to nonpayment of such amounts. Each Borrower hereby irrevocably authorizes the Lenders to make Loans, which Loans shall be Base Rate Loans, in each case, upon notice from the Agent as described in the following sentence for the purpose of paying principal, interest, Reimbursement Obligations and fees due from any Borrower, reimbursing expenses pursuant to Section 10.13 and paying any and all other amounts due and payable by any Borrower hereunder, under the Notes or under any other Loan Document, from and after the occurrence and during the continuance of an Event of Default with respect to nonpayment of such amounts, and agrees that all such Loans so made shall be deemed to have been requested by it pursuant to Section
2.1 as of the date of the aforementioned notice. The Agent shall request Loans on behalf of the Borrowers as described in the preceding sentence by notifying the Lenders by facsimile transmission or other similar form of transmission (which notice the Agent shall thereafter promptly transmit to the Borrowers), of the amount and Funding Date of the proposed Borrowing and that such Borrowing is being requested on the Borrowers' behalf pursuant to this Section 2.8(b)(iii). On the proposed Funding Date, the Lenders shall make the requested Loans in accordance with the procedures and subject to the conditions specified in Section 2.1. Any Loans made under this Section 2.8(b)(iii) shall cure the Event of Default for which such Loans were advanced to the extent such Event of Default can be cured by the payment of money and the making of such a Loan does not create a Default or Event of Default.

            (iv) Subject to Section 2.8(b)(v), the Agent shall promptly distribute to each Lender and Issuing Bank at its primary address set forth on the appropriate signature page hereof or the signature page to the Assignment and Acceptance by which it became a Lender or Issuing Bank, or at such other address as a Lender, an Issuing Bank or other Holder may request in writing, such funds as such Person may be entitled to receive, subject to the provisions of Section 9; provided that the Agent shall under no circumstances be bound to inquire into or determine the validity, scope or priority of any interest or entitlement of any Holder and may suspend all payments or seek appropriate relief (including, without limitation, instructions from the Requisite Lenders or an action in the nature of interpleader) in the event of any doubt or dispute as to any apportionate or distribution contemplated hereby.

            (v) In the event that any Lender fails to fund its Pro Rata Share of any Loan requested by any Borrower (provided Borrowers' Agent has not cancelled its Notice of Borrowing under Section 2.3(a)(vii)) which such Lender is obligated to fund under the terms of this Agreement (the funded portion of such Loan being hereinafter referred to as a "NON PRO RATA LOAN"), until the earlier of such Lender's cure of such failure and the termination of the Revolving Credit Commitments, the proceeds of all amounts thereafter repaid to the Agent by the Borrowers and otherwise required to be applied to such Lender's share of all other Obligations pursuant to the terms of this Agreement shall be advanced to the Borrowers by the Agent on behalf of such Lender to cure, in full or in part, such failure by such Lender, but shall nevertheless be deemed to have been paid to such Lender in satisfaction of such other Obligations. Notwithstanding anything in this Agreement to the contrary:

                  (A) the foregoing provisions of this Section 2.8(b)(v) shall apply only with respect to the proceeds of payments of Obligations and shall not affect the conversion or continuation of Loans pursuant to Section 2.5(c);

                  (B) a Lender shall be deemed to have cured its failure to fund its Pro Rata Share of any Loan at such time as an amount equal to such Lender's original Pro Rata Share of the requested principal portion of such Loan is fully funded to the Borrower, whether made by such Lender itself or by operation of the terms of this Section 2.8(b)(v), and whether or not the Non Pro Rata Loan with respect thereto has been repaid, converted or continued;

                  (C) amounts advanced to the Borrower to cure, in full or in part, any such Lender's failure to fund its Pro Rata Share of any Loan ("CURE LOANS") shall, at the election of Borrowers' Agent (made on the dates such amounts are advanced pursuant to this Section 2.8(b)(v), either bear interest at the Base Rate or shall be Eurodollar Loans with Interest Periods of either one (1), three (3) or six (6) months in effect from time to time, and for all other purposes of this Agreement shall be treated as if they were Base Rate Loans or Eurodollar Loans; and

                  (D) regardless of whether or not an Event of Default has
            occurred or is continuing, and notwithstanding the instructions of the Borrowers' Agent as to its desired application, all repayments of principal which, in accordance with the other terms of this
            Section 2.8, would be applied to the outstanding Base Rate Loans shall be applied first, ratably to all Base Rate Loans constituting Non Pro Rata Loans, second, ratably to Base Rate Loans other than those constituting Non Pro Rata Loans or Cure Loans and, third, ratably to Base Rate Loans constituting Cure Loans.

            (vi) In the event a Lender (a "Designated Lender") shall have requested additional compensation from any Borrower under Sections 2.10, 2.11 or 2.12, the Borrowers' Agent may, at its sole election, (a) make written demand on such Designated Lender (with a copy to the Agent) for the Designated Lender to make reasonable efforts to assign, and such Designated Lender shall assign pursuant to one or more duly executed Assignment and Acceptances to one or more Eligible Assignees which the Borrowers' Agent shall have identified for such purpose, all of such Designated Lender's rights and obligations under this Agreement and the Notes (including, without limitation, its Revolving Credit Commitment, all Loans owing to it, and all of its participation interests in Letters of Credit) in accordance with Section 10.1 or (b) repay all Loans owing to the Designated Lender together with interest accrued with respect thereto the date of such repayment and all fees and other charges accrued or payable under the terms of this Agreement for the benefit of the Designated Lender to the date of such repayment and remit to the Agent to be held as cash collateral an amount equal to the participation interest of the Designated Lender in Letters of Credit. Any such repayment and remittance shall be for the sole credit of the Designated Lender and not for any other Lender. All expenses incurred by the Agent in connection with the foregoing shall be for the sole account of the Borrowers and shall constitute Obligations hereunder. In no event shall Borrowers Agents' election under the provisions of this Section 2.8(b)(vi) affect any Borrower's obligation to pay the additional compensation required under either Sections 2.10, 2.11 or Section 2.12.

            (c) PAYMENTS ON NON-BUSINESS DAYS. Whenever any payment to be made by the Borrower hereunder or under the Notes is stated to be due on a day which is not a Business Day, the payment shall instead be due on the next succeeding Business Day (or, as set forth in Section 2.4(b), the next preceding Business
Day), and any such extension of time shall be included in the computation of the payment of interest and fees hereunder.

            2.9. USE OF PROCEEDS AND LETTERS OF CREDIT. Except for any amounts advanced by Agent under Section 2.8(b)(iii), the proceeds of the Loans and the Letters of Credit issued for the account of any Borrower hereunder shall be used directly (or indirectly in the case of Letters of

Credit) only (i) to refinance existing indebtedness (ii) to provide interim financing for new income-producing properties; (iii) to fund leasehold improvements; (iv) for the renovation or expansion of income-producing properties and (v) for working capital purposes.

            2.10. INCREASED COSTS.

            (a) If any change in existing law or future applicable law, which expression, as used herein, includes statutes, rules and regulations thereunder and interpretations thereof by any competent court or by any governmental or other regulatory body or official charged with the administration or the interpretation thereof and requests, directives, instructions and notices at any time or from time to time hereafter made upon or otherwise issued to any Lender by any central bank or other fiscal, monetary or other authority (whether or not having the force of law), shall:

                  (i) subject such Lender to any tax, levy, impost, duty, charge, fee, deduction or withholding of any nature with respect to this Agreement, the Loan Documents, Revolving Credit Commitment or the Loans (other than Excluded Taxes); or

                  (ii) materially change the basis of taxation (except for changes in taxes on income or profits) of payments to such Lender of the principal of or the interest on any Loans or any other amounts payable to such Lender under this Agreement or the other Loan Documents; or

                  (iii) impose or increase or render applicable (other than to the extent specifically provided for elsewhere in this Agreement) any special deposit, reserve, assessment, liquidity, capital adequacy or other similar requirements (whether or not having the force of law) against assets held by, or deposits in or for the account of, or loans by, or commitments of such Lender; or

                  (iv) impose on any party any other conditions or requirements with respect to this Agreement, the Loan Documents, the Loans, the Revolving Credit Commitment, or any class of loans or commitments of which any of the Loans or the Revolving Credit Commitment forms a part;

and the result of any of the foregoing is:

                  (A) to increase the cost to such Lender of making, funding, issuing, renewing, extending or maintaining any of the Loans or its Pro Rata Share thereof; or

                  (B) to reduce the amount of principal, interest or other amount payable to such Lender hereunder on account of its Pro Rata Share of any of the Loans; or

                  (C) to require such Lender to make any payment or to forgo any interest or other sum payable hereunder, the amount of which payment or foregone interest or other sum is calculated by reference to the gross amount of any sum receivable or deemed received by such Lender from the Borrowers hereunder, then, and in each such case, the Borrowers will, within thirty (30) days after demand made by such Lender at any time and from time to time and as often as the occasion therefor may arise, pay to such Lender, such additional amounts as such Lender shall determine in good faith will be sufficient to compensate such Lender for such additional cost, reduction, payment or foregone interest or other sum.

            (b) If any change in existing law or future law, governmental rule, regulation, policy, guideline or directive (whether or not having the force of law) or the interpretation thereof by a court or governmental authority with appropriate jurisdiction affects the amount of capital required or expected to be maintained by banks or bank holding companies and as a result thereof a Lender determines in good faith that the amount of capital required to be maintained by it must be increased as a result of the Loans made or deemed to be made pursuant hereto, then such Lender may notify the Borrowers' Agent of such fact, and the Borrowers' Agent shall pay to such Lender from time to time within 30 days after demand, as an additional fee payable hereunder, such amount as such Lender shall determine in good faith and certify in a notice to the Borrowers' Agent to be an amount that will adequately compensate such Lender in light of these circumstances for its increased costs of maintaining such capital.

            2.11. CHANGE IN LAW RENDERING EURODOLLAR LOANS UNLAWFUL. Notwithstanding anything to the contrary herein contained, in the event that any Requirements of Law or any change in any existing Requirements of Law or in the interpretation thereof by any Governmental Authority charged with the administration thereof, in any case adopted, issued or effective after the date hereof, shall make it unlawful for any Lender to fund any portion of the Eurodollar Loans or to give effect to its obligations as contemplated hereby with respect to its making Eurodollar Loans Agent shall, upon the happening of such event, notify Borrowers' Agent thereof in writing stating the reason therefor and the effective date of such event, and upon the effectiveness of any such event the obligation of such Lender to make or maintain its Eurodollar Loans to any Borrower shall forthwith be suspended for the duration of such illegality and during such illegality such Lender shall, upon payment of any amounts owing under Section 2.13 with respect to such conversion, convert its share of the Eurodollar Loans to (upon effectiveness of any such event and during the continuance of such event) Base Rate Loans. If and when such illegality with respect thereto ceases to exist, such suspension shall cease and Agent shall notify Borrowers' Agent that the Base Rate Loan into which such share of the Eurodollar Loans was converted pursuant to this Section 2.11 was converted to a Eurodollar Loan, respectively, on the first day of the next succeeding Interest Period.

            2.12. EURODOLLAR AVAILABILITY. In the event, and on each occasion, that on the Business Day two Business Days prior to the commencement of any Interest Period for the Eurodollar Loans, Agent shall have determined in good faith (which determination shall, in the absence of manifest error, be conclusive and binding upon Borrowers) that U.S. Dollar deposits in the amount of the principal amount of the Eurodollar Loans which is to have such Interest Period are not generally available in the London interbank market, or that the rate at which such U.S. Dollar deposits are being offered will not accurately reflect the cost to any Lender making or funding such principal amount of such Eurodollar Loans during such Interest Period, or that reasonable means do not exist for ascertaining the Eurodollar Rate, Agent shall, as soon as practicable thereafter, give written or telephonic notice of such determination to Borrowers' Agent and (i) such principal amount of such Eurodollar Loans shall automatically be converted, as of the last day of the Interest Period during which such determination is made, to Base Rate Loans and (ii) any request by Borrowers' Agent for such Eurodollar Loans pursuant to Section 2.3 hereof shall thereupon, and until the circumstances giving rise to such notice no longer exist (as notified by Agent to Borrowers' Agent) be deemed a request for the making of Base Rate Loans. If at any time Agent shall have determined in good faith (which determination shall, in the absence of manifest error, be conclusive and binding upon Borrowers) that any contingency has occurred which adversely affects the London interbank market or that any Requirement of Law or any change in any existing Requirement of Law or in the interpretation thereof, in any case adopted, issued or effective after the date hereof, or other circumstance affecting any Lender or the London interbank market makes the funding of the Eurodollar Loans impracticable, Agent shall, as soon as practicable thereafter, give written or telephonic notice of such determination to Borrowers' Agent and (i) the Eurodollar Loans shall automatically be converted, as of the last day of each Interest Period during which such determination is made and in each case in respect of the principal amount of the Eurodollar Loans having an Interest Period ending on such date, to Base Rate Loans and (ii) any request by Borrowers' Agent for the Eurodollar Loans pursuant to Section 2.3 hereof shall thereupon, and until the circumstances giving rise to such notice no longer exist (as notified by Agent to Borrowers' Agent), be deemed a request for the making of Base Rate Loans. Upon such circumstances no longer existing, Borrowers' Agent may thereafter request Eurodollar Loans in accordance with the terms hereof.

            2.13. INDEMNITIES. Each Borrower hereby jointly and severally agrees to indemnify Agent and each Lender and each Issuing Bank on demand against any actual loss or expense (including but not limited to any loss or expense sustained or incurred in liquidating or employing or redeploying deposits from third parties acquired to effect or maintain any Loan or any portion thereof other than loss of profit or margin) which any Lender or its branch or Affiliate may sustain or incur as a consequence of (i) any default in payment or prepayment of the principal amount of any Loan or any portion thereof or interest accrued thereon, as and when due and payable (at the due date thereof, by irrevocable notice of payment or prepayment, or otherwise), (ii) the effect of the occurrence of any Event of Default upon any Loan, (iii) the payment or prepayment of any principal amount of any Loan or the conversion of any portion of any Eurodollar Loan to Base Rate Loans on any day other than the last day of an Interest Period or the payment of any interest on such Loan, or portion thereof, on a day other than an Interest Payment Date for the Loan or (iv) any failure of any Borrower to accept or make a borrowing of the Loans or continue or convert a Loan after delivery of a notice requesting a Loan under Section 2.3 or, as the case may be, a notice requesting a continuation or conversion under
Section 2.5(c) or any failure by any Borrower to satisfy any of the conditions precedent to the making of Loans hereunder after it has requested the borrowing thereof (other than any such conditions that are waived in accordance with the provisions hereof). The determination of Agent of any amount payable under this
Section 2.13 shall, in the absence of manifest error, be conclusive and binding upon each Borrower.

            2.14. FEES.

            (a) STANDBY FEE. The Borrowers' Agent shall pay to the Agent, for the account of the Lenders based on their respective Pro Rata Shares, a fee (the "STANDBY FEE"), accruing at a per annum rate equal to one-eighth of one percent (.125%) per annum on the daily amount by which the Revolving Credit Commitment exceeds the sum of (i) the outstanding principal amount of the Loans, plus (ii) the outstanding Reimbursement Obligations, plus (iii) the aggregate undrawn face amount of all outstanding Letters of Credit, for the period commencing on the Closing Date and ending on the Revolving Credit Termination Date, such fee being payable quarterly, in arrears, commencing on the first day of the calendar quarter next succeeding the Closing Date. Notwithstanding the foregoing, in the event that any Lender fails to fund its Pro Rata Share of any Loan requested by the Borrower which such Lender is obligated to fund under the terms of this Agreement, (A) such Lender shall not be entitled to any Standby Fees with respect to its Revolving Credit Commitment until such failure has been cured in accordance with Section 2.8(b)(v)(B) and (B) until such time, the Standby Fee shall accrue in favor of the Lenders which have funded their respective Pro Rata Shares of such requested Loan, shall be allocated among such performing Lenders ratably based upon their relative Revolving Credit Commitments, and shall be calculated based upon the average amount by which the aggregate Revolving Credit Commitments of such performing Lenders exceeds the sum of (I) the outstanding principal amount of the Loans owing to such performing Lenders, plus (II) the outstanding Reimbursement Obligations owing to such performing Lenders, plus
(III) the aggregate participation interests of such performing Lenders arising pursuant to Section 3.1(e) with respect to undrawn and outstanding Letters of Credit. The Standby Fee shall be calculated on the basis of the actual number of days elapsed in a 360-day year.

            (b) LETTER OF CREDIT FEE. In addition to any charges paid pursuant to Section 3.1(g), the Borrowers' Agent shall pay to the Agent, for the account of the Lenders based on their respective Pro Rata Shares, a fee (the "LETTER OF CREDIT FEE") accruing at a per annum rate equal to one percent (1%) of the undrawn face amount of each outstanding Letter of Credit and payable monthly, in advance, on the date such Letter of Credit is issued and the first day of each calendar month thereafter; provided, however, upon the occurrence of an Event of Default and for so long thereafter as such Event of Default shall be continuing, the rate at which the Letter of Credit Fee shall accrue and be payable shall be equal to three percent (3%) per annum.

            (c) EXTENSION FEE. Upon each extension of the Revolving Credit Termination Date, as provided in Section 2.1(c), Borrowers' Agent agrees to pay Agent on or before the existing Revolving Credit Termination Date for the account of Lenders based on their respective Pro Rata Shares, an extension fee equal to three-eighths of one percent (0.375%) of the Revolving Credit Commitments.

            (d) CALCULATION AND PAYMENT OF FEES. All such fees shall be payable in addition to, and not in lieu of, interest, expense reimbursements, indemnification and other Obligations. Fees shall be payable to the Agent in immediately available funds. All fees shall be fully earned and nonrefundable when paid. All fees specified or referred to in this Agreement due to the Agent, any Issuing Bank or any Lender, including, without limitation, those referred to in this Section

2.14, shall bear interest at the interest rate specified in Section 2.4(c) upon the occurrence and during the continuance of an Event of Default with respect to the nonpayment thereof and shall constitute Obligations.

            2.15. USURY. If the rate of interest payable by any Borrower under this Agreement, any Note or the Loan Documents shall be or become usurious or otherwise unlawful under laws applicable thereto, the interest rate shall be reduced to the maximum lawful rate and any amount paid by such Borrower in excess of the maximum lawful rate shall be considered a payment in reduction of principal or, at the sole election of the Agent, shall be returned to such Borrower.

            2.16. ELIGIBLE PROPERTIES.

            (a) "ELIGIBLE PROPERTY" means real estate which is and continues to be at all times:

                  (i) wholly owned and operated by a Borrower pursuant to a fee interest or leasehold interest; and

                  (ii) unencumbered except for a first mortgage lien granted in connection with the Loans, Permitted Exceptions and Customary Permitted Liens; and

                  (iii) leased pursuant to an Approved Lease to an Approved
                        Tenant who at all times maintains a Moody's or S&P credit rating of Baa2 or BBB or better ("MINIMUM REQUIRED TENANT CREDIT RATING") (unless at the time of its acceptance as an Eligible Property the Lenders unanimously agree otherwise, such agreement to be evidenced by such acceptance).

            (b) A Property must also be approved in all other respects by the Requisite Lenders at the time of its acceptance as Eligible Property.

            (c) In addition, no Property shall be accepted as an Eligible Property unless the following are true, correct and accurate in all material respects on the date of acceptance of such Property as an Eligible Property and no Eligible Property shall continue to be an Eligible Property if a MAC occurs in connection with any of the following which is not corrected within thirty
(30) days after written notice to Borrowers' Agent from Agent:

                  (i)   Ownership and Condition of Property; Liens.

                        (a) TITLE. The Borrower owning or ground leasing such Property has good record, marketable and indefeasible fee simple absolute or leasehold title to such Property. Such title shall be free and clear of all Liens and other matters affecting title except for Permitted Exceptions and Customary Permitted Liens.

                        (b) LEASES. Each of the Approved Leases and each Ground Lease is in full force and effect and is a legally valid and binding obligation of the Borrower who owns the Property and the other parties thereto. None of the Approved Leases or any

                        Ground Lease has been amended, modified or terminated, nor has there been any material change in or waiver of any obligation contained in any such Lease or Ground Lease nor any set-off or counterclaim asserted by any tenant (or landlord) that in any such case could result in a MAC. Such Borrower has not mortgaged, pledged or otherwise encumbered any of the Approved Leases or Ground Leases or its right to obtain rental, interest or other payments under any Approved Lease. Rent has not been collected more than 30 days in advance (except for security deposits in an amount not in excess of one month's installment of rent). No material default beyond any applicable grace period or notice of termination under any Approved Lease or Ground Lease is outstanding. Such Borrower has performed all of its material repair and maintenance obligations (if any) and, to the knowledge and belief of such Borrower, each tenant under each Approved Lease and each ground lessor under any Ground Lease has performed all of its material repair, maintenance or other obligations.

                        (c) SURVEYS. There have not been any encumbrances, encroachments or other survey matters materially and adversely affecting such Property after the date of the most recent Survey of such Property furnished to Agent that would result in a change to such Survey.

                        (d) OFF-SITE UTILITIES. All water, sewer, electric, gas, telephone and other utilities are available to be installed or installed to the property lines of such Property and, except in the case of drainage facilities, are connected to the Buildings located thereon with valid permits and are adequate to service the Buildings in material compliance with applicable law; and the Buildings are properly and legally connected directly to, and served exclusively by, public water and sewer systems. No easements over land of others are required for any such utilities, and no drainage of surface or other water across land of others is required except in either case as disclosed in the Title Policy or the Surveys accepted by Agent.

                        (e) ACCESS; ETC. The streets abutting such Property are public roads, to which the Property has direct access by trucks and other motor vehicles and by foot, or are private ways (with direct access by trucks and other motor vehicles and by foot to public roads) to which the Property has direct access without charge or liability for maintenance or repair except as required in connection with the payment of association or owner's fees pursuant to recorded instruments. No easements over land of others are required for such means of access and egress except as disclosed in the Title Policy or Surveys.

                        (f) INDEPENDENT BUILDINGS. The Buildings are fully independent in all respects from any other buildings or improvements not located on the Property including, without limitation, in respect of structural integrity, heating, ventilating and air conditioning, plumbing, mechanical and other operating and mechanical systems, all of which are connected directly to off-site utilities located in recorded easements or public streets or ways. The Buildings are located on lots which are separately assessed for purposes of real estate tax assessment and payment. The Buildings, all Building Service Equipment and all paved or landscaped areas related to or used in connection with the Buildings are located wholly within the perimeter lines of the lot or lots on which the Properties are located except any real property covered by any easement benefiting the Property or as disclosed in the Surveys.

                        (g) CONDITION OF BUILDING; NO ASBESTOS. There are no material defects in the roof, foundation, structural elements and masonry walls of the Buildings or their heating, ventilating and air conditioning, electrical, sprinkler, plumbing or other mechanical systems or their Building Service Equipment; the Buildings are fully sprinklered; and no asbestos is located in or on the Buildings except as may be disclosed in the Environmental Reports.

                        (h) BUILDING COMPLIANCE WITH LAW; PERMITS. The Buildings as presently constructed and used do not materially violate any applicable federal or state law or governmental regulation, or any local ordinance, order or regulation, including but not limited to laws, regulations, or ordinances relating to zoning, building use and occupancy, subdivision control, fire protection, health and sanitation; zoning laws permit use of the Buildings for their current use; there is a sufficient number of parking spaces on the lot or lots on which the Property is located or on any real property covered by any easement benefiting the Property or to permit the Buildings to be used under the zoning laws for their current use; and all private ways providing access to the Property are zoned in a manner which will permit access to the Buildings over such ways by trucks and other commercial and industrial vehicles. All permits (collectively, the "PERMITS") required for the operation and maintenance of the Property, including without limitation, building permits, curb-cut permits, water connection permits, sewer extension or connection permits and other permits (if any) required under the Federal Clean Air Act, as amended, the Federal Clean Water Act, as amended (including, without limitation a so-called "404 Permit"), and by state law or regulations consistent with the requirements of said Acts, have been validly issued by the appropriate Governmental Authority and are now in full force and effect.

                        (i) NO REQUIRED REAL PROPERTY CONSENTS, PERMITS, ETC. No Borrower has received any notices of, nor has any knowledge of, any Permits, utility installations and connections (including, without limitation, drainage facilities, curb cuts and street openings), or private consents required for the maintenance, operation, servicing and use of any Property for its current use which have not been granted, effected, or performed and completed (as the case may be) or any fees or charges therefor which have not been fully paid.

                        (j) SUITS; JUDGMENTS. There are no outstanding notices, suits, orders, decrees or judgments relating to zoning, building use and occupancy, subdivision control, fire protection, health, sanitation, or other violations affecting, against, or with respect to, any Property or any part thereof.

                        (k) INSURANCE. No Borrower has received any notices from any insurer or its agent requiring performance of any work with respect to any Property.

                        (l) REAL PROPERTY TAXES; SPECIAL ASSESSMENTS. There are no unpaid or outstanding real estate or other taxes or assessments on or against any Property or any part thereof which are payable by any Borrower (except only real estate taxes not yet due and payable). Borrowers' Agent has delivered to Agent true and correct copies of real estate tax bills for each Property for the past three fiscal years. There are no betterment assessments or other special assessments presently pending with respect to any portion of any Property and no Borrower has received any notice of any such special assessment being contemplated.

                        (m) HISTORIC STATUS. No Building is a historic structure or landmark, and no Property is within any historic district pursuant to any federal, state or local law or governmental regulations.

                        (n) EMINENT DOMAIN. There are no pending eminent domain proceedings against the Property or any part thereof, and, to the best of each Borrower's knowledge, no such proceedings are presently threatened or contemplated by any taking authority.

                        (o) COMPLIANCE WITH ENVIRONMENTAL LAWS. Except as specifically set forth in the Environmental Reports for such Property delivered to Lender and listed on Exhibit K, to the knowledge of each Borrower each tenant is in compliance with all applicable statutes, laws, rules, regulations and orders of all Governmental Authorities relating to environmental protection, pollution control and Hazardous Materials and with respect to the conduct of its business and the ownership of its properties, except for such noncompliance which would not result in imposition of Liens, fines, penalties, injunctive relief or other civil or criminal liabilities or which, in the aggregate, could not have a MAC.

                        (p) POLLUTION; HAZARDOUS MATERIALS. In connection with the acquisition and ownership of its interests in such Property, the Borrower who owns such Property has made and will continue to make such inquiries, and has and will continue to cause such testing, surveying, inspection or other action, with respect to such Property as is necessary or desirable in connection with Hazardous Materials which might be present in the air, soil, surface water or groundwater at such Property. Except as set forth in the Environmental Reports listed on Exhibit K, to the best of such Borrower's knowledge there are no Hazardous Materials present in the air, soil, surface water or groundwater at such Property and no Hazardous Materials (except (i) Hazardous Materials maintained in accordance with all Requirements of Law and necessary for the business operations of any such Property, including, without limitation, petroleum used for heating oil and (ii) Hazardous Materials that are not reasonably likely to result in a MAC in respect of such Property or to have a material adverse effect on the value of such Property as security for the Loans) are used in the operation of such Property.

                        (q) MATERIALS PROVIDED TO AGENT. The Borrower who is the owner of the applicable Property submitted for acceptance as an Eligible Property has satisfied the requirements of paragraphs (d), (e), (g) (unless satisfied on the Closing Date), (h), (i), (j), (k), (l),
                        (m), (o), (p), (s), (t), and (u) of Section 5.1 in respect of such Property.

            (d) ELIGIBLE PROPERTY APPLICATION. Any Borrower may submit to Agent and each Lender from time to time one or more Eligible Property Applications which Agent and each Lender shall review as promptly as possible but nothing contained in this Agreement shall be construed as to require any Lender to approve any Eligible Property Application made by any Borrower. All Eligible Property Applications are subject to the approval of the Requisite Lenders. After the Closing Date any new Eligible Property must be owned directly by Lexington or by a general or limited partnership of which Lexington is the sole general partner in order to be approved as or remain an Eligible Property.

            (e) APPROVED ELIGIBLE PROPERTIES. Subject to Section 2.16(a), the Properties identified on Schedule 1 hereto are hereby approved as Eligible Properties.

            2.17. SUBSTITUTION AND RELEASE OF PROPERTY. The Borrowers shall be entitled to obtain a release of or to substitute Eligible Properties provided that (i) at the time of a Borrower's request to release or substitute an Eligible Property and after giving effect to such release or substitution there shall be no Excess Outstandings; (ii) such release or substitution is at no cost to Agent or any Lender; (iii) no Default or Event of Default shall have occurred and be continuing at the time of a Borrower's request to release or substitute an Eligible Property or after giving effect to such release or substitution;
(iv) any substitute Property is accepted by the Requisite Lenders as an Eligible Property and (v) after giving effect to such release or substitution Maximum Availability is not less than $30,000,000 unless otherwise unanimously agreed to by the Lenders. Agent and the Lenders agree that Agent shall execute, acknowledge and deliver releases and terminations of all Security Documents affecting any Eligible Property which is entitled to be released in accordance with the terms hereof promptly (and in any case within 10 Business Days) after the Borrowers' Agent's request therefor.

            In addition, before any Property is accepted as an Eligible Property, Borrowers must execute and deliver Security Documents for such Property to the Agent for recording together with a Title Policy or a commitment to issue such a Title Policy from the Title Insurance Company which Title Policy must conform to the commitment and be delivered to the Agent not later than five
(5) Business Days thereafter indicating that the Agent's Security Documents are in a first lien position in an amount not less than the amount of Loan proceeds requested in connection with such Property.

            SECTION 3. LETTERS OF CREDIT

            3. 1. LETTERS OF CREDIT. Subject to the terms and conditions set forth in this Agreement, each Issuing Bank hereby severally agrees to issue for the account of any Borrower one or more Letters of Credit having an aggregate undrawn face amount of up to $5,000,000, subject to the following provisions:

            (a) TYPES AND AMOUNTS. An Issuing Bank shall not have any obligation to issue, amend or extend, and shall not issue, amend or extend, any Letter of Credit at any time:

                  (i) if the aggregate Letter of Credit Obligations with respect to such Issuing Bank, after giving effect to the issuance, amendment or extension of the Letter of Credit requested hereunder, shall exceed any limit imposed by law or regulation upon such Issuing Bank;

                  (ii) if the Issuing Bank receives written notice from the
            Agent at or before 1:00 p.m. (New York time) on the date of the proposed issuance, amendment or extension of such Letter of Credit that (A) immediately after giving effect to the issuance, amendment or extension of such Letter of Credit, (1) the Letter of Credit Obligations at such time would exceed $5,000,000 or (2) the Revolving Credit Obligations at such time would exceed Maximum Availability at such time, or (B) one or more of the conditions precedent contained in Section 5.2 would not on such date be satisfied, unless such conditions are thereafter or have previously been satisfied and written notice of such satisfaction is given to the Issuing Bank by the Agent (and an Issuing Bank shall not otherwise be required to determine that, or take notice whether, the conditions precedent set forth in Section 5.2, have been satisfied):

                  (iii) which has an expiration date later than the earlier of
            (A) the date one (1) year after the date of issuance or (B) the Business Day next preceding the scheduled Revolving Credit Termination Date; or

                  (iv) which is in a currency other than Dollars.

            (b) CONDITIONS. In addition to being subject to the satisfaction of the conditions precedent contained in Sections 5.1 and 5.2, as applicable, the obligation of an Issuing Bank to issue, amend or extend any Letter of Credit is subject to the satisfaction in full of the following conditions:

                  (i) if the Issuing Bank so requests, the Borrower on whose behalf the Letter of Credit has been issued and the Borrowers' Agent shall have executed and delivered to such Issuing Bank and the Agent a Letter of Credit Reimbursement Agreement and such other documents and materials as may be required pursuant to the terms thereof; provided, however, that such Letter of Credit Reimbursement Agreement and other documents and agreements shall in no event require delivery of any additional security by any Borrower or otherwise increase the obligations or reduce the rights of the Borrowers hereunder or otherwise be inconsistent with such rights or obligations; and

                  (ii) the terms of the proposed Letter of Credit shall
            otherwise be satisfactory to the Issuing Bank in its reasonable discretion.

            (c) ISSUANCE OF LETTERS OF CREDIT. (i) The Borrowers' Agent shall give Agent written notice to issue or cause to be issued a Letter of Credit not later than 10:00 a.m. (New York time) on the fifth (5th) Business Day preceding the requested date for issuance thereof under this Agreement, or such shorter notice as may be acceptable to an Issuing Bank and the Agent. Such notice shall be irrevocable unless and until such request is denied by the Agent and shall include a Notice of Borrowing which complies with the requirements of Section 2.3(a) (modified as appropriate) and specify (A) that such Letter of Credit is solely for the account of and the name of a specific Borrower, (B) the stated amount of the Letter of Credit requested, (C) the effective date (which shall be a Business Day) of issuance of such Letter of Credit, (D) the date on which such Letter of Credit is to expire (which shall be a Business Day and no later than the Business Day immediately preceding the then existing Revolving Credit Termination Date), (E) the Person for whose benefit such Letter of Credit is to be issued, (F) all other relevant terms of such Letter of Credit, (G) the Revolving Credit Availability at such time, and (H) the amount of the then outstanding Letter of Credit Obligations.

                  (ii) Each Issuing Bank shall give the Agent written notice, or telephonic notice confirmed promptly thereafter in writing, of the issuance, amendment or extension of a Letter of Credit (which notice the Agent shall promptly transmit by telegram, facsimile transmission, or similar transmission to each Lender).

            (d) REIMBURSEMENT OBLIGATIONS; DUTIES OF ISSUING BANKS. (i) Notwithstanding any provisions to any Letter of Credit Reimbursement Agreement:

                  (A) provided that no Event of Default shall be continuing
            hereunder and provided that there is then unfunded availability hereunder, the Agent shall make Loan advances to the Issuing Bank to repay amounts drawn under such Letter of Credit, or if either of the foregoing conditions are not satisfied, the Borrowers' Agent shall reimburse the Issuing Bank for amounts drawn under such Letter of Credit, in Dollars, no later than the date (the "REIMBURSEMENT DATE") which is the 10 Business Days after the Borrowers' Agent receives written notice from the Issuing Bank that payment has been made under such Letter of Credit by the Issuing Bank; and

                  (B) all Reimbursement Obligations with respect to any Letter of Credit shall bear interest at the rate applicable to Base Rate Loans in accordance with Section 2.4(a) from the date of the relevant drawing under such Letter of Credit until the Reimbursement Date and thereafter at the rate applicable to Base Rate Loans in accordance with Section 2.4(c).

                  (ii) The Issuing Bank (if not the Agent) shall give the Agent written notice, or telephonic notice confirmed promptly thereafter in writing, of all drawings under a Letter of

Credit and the payment (or the failure to pay when due) by the Borrowers' Agent on account of a Reimbursement Obligation (which notice the Agent shall promptly transmit by telegram, facsimile transmission or similar transmission to each Lender).

                  (iii) No action taken or omitted in good faith by an Issuing Bank under or in connection with any Letter of Credit shall put such Issuing Bank under any resulting liability to any Lender, any Borrower or, so long as it is not issued in violation of Section 3.1(a), relieve any Lender of its obligations hereunder to such Issuing Bank. Solely as between the Issuing Banks and the Lenders, in determining whether to pay under any Letter of Credit, the respective Issuing Bank shall have no obligation to the Lenders other than to confirm that any documents required to be delivered under a respective Letter of Credit appear to have been delivered and that they appear on their face to comply with the requirements of such Letter of Credit.

            (e) PARTICIPATIONS. (i) Immediately upon issuance by an Issuing Bank of any Letter of Credit in accordance with the procedures set forth in this
Section 3.1, each Lender shall be deemed to have irrevocably and unconditionally purchased and received from that Issuing Bank, without recourse or warranty, an undivided interest and participation in such Letter of Credit to the extent of such Lender's Pro Rata Share, including, without limitation, all obligations of the Borrower with respect thereto and any security therefor and guaranty pertaining thereto.

                  (ii) If any Issuing Bank makes any payment under any Letter of Credit and the Borrowers' Agent does not repay such amount to the Issuing Bank on or before the Reimbursement Date (and such amount is not repaid with Loan advances as provided above), the Issuing Bank shall promptly notify the Agent, which shall promptly notify each Lender, and each Lender shall promptly and unconditionally pay to the Agent for the account of such Issuing Bank, in immediately available funds, the amount of such Lender's Pro Rata Share of such payment (net of that portion of such payment, if any, made by such Lender in its capacity as an Issuing Bank) , and the Agent shall promptly pay to the Issuing Bank such amounts received by it, and any other amounts received by the Agent for the Issuing Bank's account, pursuant to this Section 3.1(e). If a Lender does not make its Pro Rata Share of the amount of such payment available to the Agent, such Lender agrees to pay to the Agent for the account of the Issuing Bank, forthwith on demand, such amount together with interest thereon, for the first three (3) Business Days after the date such payment was first due at the Federal Funds Rate, and thereafter at the interest rate then applicable to Base Rate Loans in accordance with Section 2.4(a). The failure of any Lender to make available to the Agent for the account of an Issuing Bank its Pro Rata Share of any such payment shall neither relieve any other Lender of its obligation hereunder to make available to the Agent for the account of such Issuing Bank such other Lender's Pro Rata Share of any payment on the date such payment is to be made nor increase the obligation of any other Lender to make such payment to the Agent.

                  (iii) Whenever an Issuing Bank receives a payment on account of a Reimbursement Obligation, including any interest thereon, as to which the Agent has previously received payments from any Lender for the account of such Issuing Bank pursuant to this Section 3.1(e), such Issuing Bank shall promptly pay to the Agent and the Agent shall promptly pay to such Lender an amount equal to such Lender's Pro Rata Share thereof. Each such payment shall be made by such Issuing Bank or the Agent, as the case may be, on the Business Day on which such Person receives the funds paid to such Person pursuant to the preceding sentence, if received prior to 11:00 a.m. (New York time) on such Business Day, and otherwise on the next succeeding Business Day.

                  (iv) An Issuing Bank shall furnish to the Agent and each Lender who makes a written request therefor, copies of any Letter of Credit, Letter of Credit Reimbursement Agreement, and related amendment to which such Issuing Bank is party and such other documentation as may be requested by Agent or such Lender.

                  (v) The obligations of a Lender to make payments to the Agent for the account of any Issuing Bank with respect to a Letter of Credit shall be irrevocable, shall not be subject to any qualification or exception whatsoever except willful misconduct or gross negligence of such Issuing Bank, and shall be honored in accordance with this entire Section 3 (irrespective of the satisfaction of the conditions described in Sections 5.1 and 5.2, as applicable) under all circumstances, including, without limitation, any of the following circumstances:

                  (A) any lack of validity or enforceability of this Agreement or any of the other Loan Documents;

                  (B) the existence of any claim, setoff, defense or other right which any Borrower may have at any time against a beneficiary named in a Letter of Credit or any transferee of a beneficiary named in a Letter of Credit (or any Person for whom any such transferee may be acting), the Agent, the Issuing Bank, any Lender, or any other Person, whether in connection with this Agreement, any Letter of Credit, the transactions contemplated herein or any unrelated transactions (including any underlying transactions between the account party and beneficiary named in any Letter of Credit);

                  (C) any draft, certificate or any other document presented under the Letter of Credit having been determined to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect;

                  (D) the surrender or impairment of any security for the
            performance or observance of any of the terms of any of the Loan Documents;

                  (E) any failure by the Issuing Bank to make any reports
            required pursuant to Section 3.1(h) or the inaccuracy of any such report; or

                  (F) the occurrence of any Default or Event of Default.

            (f) PAYMENT OF REIMBURSEMENT OBLIGATIONS. (i) Unless paid with a Loan advance hereunder, each Borrower unconditionally agrees, on a joint and several basis, to pay to each Issuing Bank, in Dollars, the amount of all Reimbursement Obligations, interest and other amounts payable to such Issuing Bank under or in connection with the Letters of Credit when such amounts are due and payable, irrespective of any claim, setoff, defense or other right which any Borrower may have at any time against any Issuing Bank or any other Person.

            (ii) In the event any payment by any Borrower received by an Issuing Bank with respect to a Letter of Credit and distributed by the Agent to the Lenders on account of their participations is thereafter set aside, avoided or recovered from such Issuing Bank in connection with any receivership, liquidation or bankruptcy proceeding, each Lender which received such distribution shall, upon demand by such Issuing Bank, contribute such Lender's Pro Rata Share of the amount set aside, avoided or recovered together with interest at the rate required to be paid by such Issuing Bank upon the amount required to be repaid by it.

            (g) ISSUING BANK CHARGES. Borrowers' Agent shall pay to each Issuing Bank, solely for its own account, the standard administrative charges assessed by such Issuing Bank (not to exceed $400 each) in connection with the issuance, administration, amendment and payment or cancellation of Letters of Credit and such compensation in respect of such Letters of Credit for the Borrowers' Agent's account as may be agreed upon by the Borrowers' Agent and such Issuing Bank from time to time.

            (h) ISSUING BANK REPORTING REQUIREMENTS. Each Issuing Bank shall, no later than the tenth (10th) Business Day following the last day of each calendar month, provide to the Agent, the Borrowers' Agent, and each Lender a schedule in form and substance reasonably satisfactory to the Agent, setting forth the aggregate Letter of Credit Obligations outstanding to it at the end of each month and, to the extent not otherwise provided in accordance with the provisions of Section 3.1(c)(ii), any information requested by the Agent or the Borrowers' Agent relating to the date of issue, account party, amount, expiration date and reference number of each Letter of Credit issued by it.

            (i) INDEMNIFICATION; EXONERATION. (a) In addition to all other amounts payable to an Issuing Bank, each Borrower hereby agrees to defend (by counsel selected by Borrowers' Agent and reasonably acceptable to the Issuing
Bank), indemnify, and save the Agent, each Issuing Bank and each Lender harmless from and against any and all claims, demands, liabilities, penalties, damages, losses (other than loss of profits), costs, charges and expenses (including reasonable attorneys' fees but excluding taxes) which the Agent, such Issuing Bank or such Lender may incur or be subject to as a consequence, direct or indirect, of (A) the issuance of any Letter of Credit other than as a result of the gross negligence or willful misconduct of the Issuing Bank, as determined by a court of competent jurisdiction, or (B) the failure of the Issuing Bank issuing a Letter of Credit to honor a drawing under such Letter of Credit as a result of any act or omission, whether rightful or wrongful, of any present or future de jure or de facto government or Governmental Authority.

            (b) As between each Borrower on the one hand and the Agent, the Lenders and the Issuing Banks on the other hand, each Borrower assumes all risks of the acts and omissions of, or misuse of Letters of Credit by, the respective beneficiaries of the Letters of Credit. In furtherance and not in limitation of the foregoing, subject to the provisions of the Letter of Credit Reimbursement Agreements, the Issuing Banks and the Lenders shall not be responsible, for: (A) the form, validity, legality, sufficiency, accuracy, genuineness or legal effect of any document submitted by any party in connection with the application for and issuance of the Letters of Credit, even if it should in fact prove to be in any or all respects invalid, insufficient, inaccurate, fraudulent or forged; (B) the validity, legality or sufficiency of any instrument transferring or assigning or purporting to transfer or assign a Letter of Credit or the rights or benefits thereunder or proceeds thereof, in whole or in part, which may prove to be invalid or ineffective for any reason; (C) failure of the beneficiary of a Letter of Credit to duly comply with conditions required in order to draw upon such Letter of Credit; provided, however that with respect to any Letter of Credit, the foregoing subclause (C) shall not relieve the Issuing Bank of any liability it may have to any Borrower for any actual damages sustained by such Borrower arising from a wrongful payment under such Letter of Credit made as a result of the Issuing Bank's gross negligence or willful misconduct; (D) errors, omissions, interruptions or delays in transmission or delivery of any messages, by mail, cable, telegraph, telex or otherwise, whether or not they be in cipher;
(E) errors in interpretation of technical terms; (F) any loss or delay in the transmission or otherwise of any document required in order to make a drawing under any Letter of Credit or of the proceeds thereof (other than anything for which an Issuing Bank would be liable under clause (C)); (G) the misapplication by the beneficiary of a Letter of Credit of the proceeds of any drawing under such Letter of Credit.

            (j) OBLIGATIONS SEVERAL. The obligations of each Issuing Bank and each Lender under this entire Section 3 are several and not joint, and no Issuing Bank or Lender shall be responsible for the obligation of any other Issuing Bank or Lender to issue Letters of Credit or assume a participation obligation in connection therewith (as applicable).

            SECTION 4. REPRESENTATIONS AND WARRANTIES

            In order to induce the Agent and each Lender to enter into this Agreement and to make the Loans herein provided for, each Borrower hereby covenants, represents and warrants to Agent and each Lender that:

            4.1. FINANCIAL CONDITION. The consolidated balance sheet of Lexington as of December 31, 1995 and the related statements of income, stockholders' equity and cash flows for the fiscal years ended on such dates, certified by KPMG Peat Marwick, copies of which have heretofore been furnished to Lender, are complete and correct and present fairly the financial condition and performance of Lexington as at such dates and fiscal periods. The unaudited consolidated balance sheet of Lexington as of 9/30/96 and the related unaudited statements of income, for the six month period ended on 9/30/96 certified by a Responsible Officer, copies of which have heretofore been furnished to Lender, are complete and correct and present fairly the financial condition of Lexington as at such date, and the stockholders' equity and cash flows for the six month period then ended (subject to normal year-end audit adjustment). All such financial statements, including the related schedules and notes thereto, have been prepared in accordance with GAAP applied consistently throughout the periods involved (except as approved by such accountants or Responsible Officer, as the case may be, and as disclosed therein). Lexington does not have any material Contingent Obligation, contingent liabilities or liability for taxes, long-term leases or unusual forward or long-term commitment, which is not reflected in the foregoing statements or in the notes thereto. Lexington has previously delivered to Lender copies of its annual report on Form 10-K for the fiscal year ended 1995 filed with the Commission.

            4.2. NO MATERIAL ADVERSE EFFECT. Since the date of the most recent financial statements delivered to Agent there has been no Material Adverse Effect, and no event has occurred and no condition exists which could reasonably be expected to have a Material Adverse Effect on any Borrower.

            4.3. EXISTENCE; BORROWER'S COMPLIANCE WITH LAW. Lexington is a corporation duly organized, validly existing and in good standing under the laws of the State of Maryland. Each Borrower is a duly organized and validly existing in its jurisdiction of organization. Each (a) has full power and authority and the legal right to own and lease its property and to conduct the business in which it is currently engaged, (b) is duly qualified or licensed and is in good standing under the laws of each jurisdiction where its ownership or lease of property or the conduct of its business require such qualification, and (c) is in compliance with all Requirements of Law except to the extent that the failure to comply therewith is not reasonably likely to have, in the aggregate, a Material Adverse Effect.

            4.4. POWER; AUTHORIZATION; ENFORCEABLE OBLIGATIONS. Each Borrower has the power and authority and the legal right to execute, deliver and perform each of the Loan Documents and to borrow hereunder and has taken all necessary action to authorize the borrowings hereunder, and the grant of the Liens securing such borrowings, on the terms and conditions of the Loan Documents and to authorize the execution, delivery and performance of each of the Loan Documents. No consent or authorization of, filing with, or other act by or in respect of any Governmental Authority is required to be made or obtained by the Borrowers in connection with the borrowings hereunder or with the execution, delivery, performance, validity or enforceability of the Loan Documents. The Agreement has been, and each Loan Document will be, duly executed and delivered on behalf of each Borrower and this Agreement constitutes, and each other Loan Document when executed and delivered will constitute, a legal, valid and binding obligation of each Borrower enforceable against such Borrower in accordance with its terms subject to the effect of bankruptcy, reorganization, insolvency and similar laws and general principles of equity.

            4.5. NO LEGAL BAR. The execution, delivery and performance of this Agreement and the other Loan Documents, the borrowing hereunder and the use of the proceeds thereof, will not violate any Requirement of Law or any Contractual Obligation of any Borrower and will not result in, or require, the creation or imposition of any Lien on any of its properties or revenues pursuant to any Requirement of Law or Contractual Obligation other than the Liens for the benefit of Lender expressly contemplated by this Agreement and the Security Documents.

            4.6. NO MATERIAL LITIGATION. No litigation, investigation or proceeding of or before any arbitrator or Governmental Authority is pending or, to the best knowledge and belief of each Borrower, threatened against any Borrower or against any of its properties or revenues (a) with respect to this Agreement or the other Loan Documents, the Leases, or any of the transactions contemplated hereby or thereby, or (b) relating to the Properties, or the ownership or the operation thereof or the conduct of business thereon as presently conducted, which, in the case of (a) or (b), is reasonably likely to have, in the aggregate, a Material Adverse Effect.

            4.7. NO DEFAULT. No Default or Event of Default has occurred and is continuing.

            4.8. OWNERSHIP OF PROPERTY; LIENS.

            (a) Each Borrower that is the owner of a Property has good record, marketable and indefeasible Fee Interest or leasehold interest in each Property, in such case free and clear of all Liens and other matters affecting title except for Permitted Exceptions and Customary Permitted Liens, and such other matters not reasonably likely to have, in the aggregate, a Material Adverse Effect.

            (b) To the best of Borrowers' knowledge, the Buildings located on each Property are in good operating condition and repair, free of any material structural or engineering defects known to any Borrower on the date hereof and are suitable for their present uses, subject to such exceptions which are not reasonably likely to have, in the aggregate, a Material Adverse Effect.

            (c) To the best of Borrowers' knowledge, all water, sewer, gas, electricity, telephone and other utilities serving each Property are supplied directly to such Property by public utilities and enter such Property through adjoining public streets or, if they pass through adjoining private land, do so in accordance with valid public easements which inure to Borrower's benefit subject to such exceptions which are not reasonably likely to have, in the aggregate, a Material Adverse Effect. All of such utilities are presently installed and operating and are in good and safe condition, subject to such exceptions which are not reasonably likely to have, in the aggregate, a Material Adverse Effect. All material assessments for public improvements that have been made against the Properties have been paid or provided for, except that in the case of any assessments that are payable in installments, all installments due as of the date hereof have been paid or provided for, subject to such exceptions which are not reasonably likely to have, in the aggregate, a Material Adverse Effect.

            (d) No Borrower has received notice of any pending, threatened or contemplated condemnation proceeding or similar taking affecting any of the Properties, or any portion thereof, or any sale or other disposition any of the Properties or any portion thereof in lieu of condemnation or similar taking, in each case, subject to such exceptions which are not reasonably likely to have, in the aggregate, a Material Adverse Effect.

            (e) All Permits from all Governmental Authorities having jurisdiction over any Property or any portion thereof, the absence of which could materially impair the use of any Property for the purposes for which it is currently used have been issued and are in full force and effect, subject to such exceptions which are not reasonably likely to have, in the aggregate, a Material Adverse Effect. No Borrower has received or been informed by a third party, of the receipt by it of any notice from any Governmental Authority having jurisdiction over any of the Properties or any portion thereof or from any insurance company or fire rating or similar board or organization threatening a suspension, revocation, modification or cancellation of any Permit, subject to such exceptions which are not reasonably likely to have, in the aggregate, a Material Adverse Effect.

            (f) A true, correct and complete copy of each Approved Lease each of which as of the Closing Date is listed in the rent roll attached as Exhibit I, and a true, correct and complete copy of any Ground Lease has been delivered to Agent. Each of the Approved Leases and each Ground Lease is in full force and effect and is a legally valid and binding obligation of all parties thereto, subject to such exceptions which are not reasonably likely to have, in the aggregate, a Material Adverse Effect. No Borrower has mortgaged, pledged or otherwise encumbered any of the Approved Leases or any Ground Lease except for Liens permitted by Section 6.7. All rent and other sums and charges payable by any tenant under each Approved Lease or by Borrower under any Ground Lease to which it is a party are current, no notice of default or termination under any such Approved Lease or Ground Lease is outstanding, no termination event or condition or uncured default beyond applicable grace periods on the part of a tenant exists under any Approved Lease or by Borrower under any Ground Lease, and to the best of any Borrower's knowledge no event of default has occurred which, with the giving of notice or the lapse of time or both, would constitute such a default or termination event or condition or uncured default on the part of the landlord or any tenant thereunder, subject to such exceptions which are not reasonably likely to have, in the aggregate, a Material Adverse Effect. As to all of the Approved Leases, the landlord has performed all of its material repair and maintenance obligations (if any) and, to the best knowledge and belief of each Borrower, each tenant has performed all of its material repair and maintenance obligations, subject to such exceptions which are not reasonably likely to have, in the aggregate, a Material Adverse Effect.

            (g) There have not been any alterations to any of the Properties, nor have there been any encumbrances, encroachments or other survey matters affecting any Property, in each case, after the date of the most recent Survey of such Property furnished to Leader, subject to such exceptions which are not reasonably likely to have, in the aggregate, a Material Adverse Effect.

            (h) A rent roll (which shall include a schedule of the aging of all rent payments and indicate whether any tenant is no longer in occupancy) as of the date set forth thereon with respect to all Approved Leases is accurately and completely set forth in Exhibit I (all references herein to said Exhibit I shall mean Exhibit I as the same shall be supplemented each fiscal quarter by a certificate signed by a Responsible Officer). The Approved Leases reflected on such rent roll constitute the sole and complete agreements and understandings relating to leasing or licensing of space in the Buildings or otherwise at such Properties. There are no occupancies, rights, privileges or licenses in or to the Buildings or any other part of the Properties other than pursuant to the Approved Leases reflected on the rent roll set forth in Exhibit I. Except as set forth in Exhibit I, the Approved Leases reflected on the rent roll are in full force and effect, in accordance with their respective terms, without any payment default or any other material default thereunder, nor to the best of Borrower's knowledge are there any defenses, counterclaims, offsets, concessions or rebates available to any tenant thereunder, and the landlord has not given or made, or received, any notice of default, or any claim, which remains uncured or unsatisfied, with respect to any of the Leases and, to the best of each Borrower's knowledge there is no basis for any such claim or notice of default by any tenant which would have a Material Adverse

Effect. The rent roll accurately and completely sets forth all rents payable by and security, if any, deposited by tenants, no tenant having paid more than one month's rent in advance. Except as set forth on Exhibit I, all tenant improvements or work to be done, furnished or paid for by the landlord, or credited or allowed to a tenant, for, or in connection with, the Buildings pursuant to any Approved Lease has been completed and paid for or provided for in a manner satisfactory to the Lender. No leasing, brokerage or like commissions, fees or payments are due from any Borrower in respect of the Approved Leases. Except as set forth on the rent roll, all tenants under all Approved Leases are in occupancy and operating the premises covered by Approved Leases within the permitted uses under such Approved Leases.

            (i) Except as listed on Exhibit J (all references herein to said Exhibit J shall mean Exhibit J as the same may be supplemented by or as disclosed by additional documents and information delivered to Lender hereunder), there are no Service Agreements relating to the operation and maintenance of the Properties or any part thereof. To the best of each Borrower's knowledge, there are no claims or any bases for claims in respect of the Properties or their operation by any party to any Service Agreement.

            (j) There are no material agreements pertaining to the Properties or the operation or maintenance thereof other than as described in this Agreement or the Title Policies or otherwise disclosed in writing to the Lender by a Borrower; and no person or entity has any right or option to acquire any of the Properties or any portion thereof or interest therein or lease any portion thereof or additional portion thereof or provide services thereat except as set forth on Exhibit H or Exhibit J or in the Leases.

            4.9. TAXES. Each Borrower has filed or caused to be filed all tax returns which to the best knowledge and belief of each Borrower are required to be filed, and has paid or caused to be paid all taxes shown to be due and payable on said returns or on any assessments made against it or any of its property and all other taxes, fees or other charges imposed on it or any of its property by any Governmental Authority (other than Customary Permitted Liens and those the amount or validity of which is currently being contested in good faith by appropriate proceedings and with respect to which reserves in conformity with GAAP have been provided on the books of each).

            4.10. FEDERAL REGULATIONS. No Borrower is engaged and will not engage, principally or as one of its important activities, in the business of extending credit for the purpose of "purchasing" or "carrying" any "margin stock" within the respective meanings of each of the quoted terms under Regulation U of the Board of Governors of the Federal Reserve System as now and from time to time hereafter in effect. No part of the proceeds of the Loans hereunder will be used for "purchasing" or "carrying" "margin stock" as so defined or for any purpose which violates, or which would be inconsistent with, the provisions of the Regulations of such Board of Governors. If requested by Lender, each Borrower will furnish to Lender a statement in conformity with the requirements of Federal Reserve Form U-1 referred to in said Regulation U to the foregoing effect.

            4.11. ERISA. No Borrower nor any ERISA Affiliate maintains or contributes to any Plan or Multiemployer Plan other than those listed on Exhibit Q hereto. Each such Plan which is intended to be qualified under Section 401(a) of the Internal Revenue Code as currently in effect has been determined by the IRS to be so qualified, and each trust related to any such Plan has been determined to be exempt from federal income tax Section 501(a) of the Internal Revenue Code as currently in effect. Except as disclosed in Exhibit Q, no Borrower or any of its Subsidiaries maintains or contributes to any employee welfare benefit plan within the meaning of Section 3(1) of ERISA. Each Borrower and its Subsidiaries are in compliance in all material respects with the responsibilities, obligations and duties imposed on it by ERISA, the Internal Revenue Code and regulations promulgated thereunder with respect to all Plans. No Benefit Plan has incurred any accumulated funding deficiency (as defined in Sections 302 (a) (2) of ERISA and 412 (a) of the Internal Revenue Code) whether or not waived. No Borrower nor any ERISA Affiliate nor any fiduciary of any Plan which is not a Multiemployer Plan
(i) has engaged in an nonexempt prohibited transaction described in Sections 406 of ERISA or 4975 of the Internal Revenue Code or (ii) has taken or failed to take any action which would constitute or result in a Termination Event. Neither the Borrower nor any ERISA Affiliate is subject to any liability under Sections 4063, 4064, 4069, 4204 or 4212 (c) or ERISA. No Borrower nor any ERISA Affiliate has incurred any liability to the PBGC which remains outstanding other than the payment of premiums. Schedule B to the most recent annual report filed with the IRS with respect to each Plan is complete and accurate in all material respects. Since the date of each such Schedule B, there has been no material adverse change in funding status or financial condition of the Plan relating to such Schedule B. No Borrower nor any ERISA Affiliate has (i) failed to make a required contribution or payment to a Multiemployer Plan or (ii) made a complete or partial withdrawal under Sections 4203 or 4205 of ERISA from a Multiemployer Plan. No Borrower nor any ERISA Affiliate has failed to make a required installment or any other required payment under Section 412 of the Internal Revenue Code on or before the due date for such installment or other payment. No Borrower nor any ERISA Affiliate is required to provide security to a Plan under
Section 401 (a) (29) of the Internal Revenue Code due to a Benefit Plan amendment that results in an increase in current liability for the plan year. Except as disclosed on Exhibit R, no Borrower or any of its subsidiaries has, by reason of the transactions contemplated hereby, any obligation to make any payment to any employee pursuant to any Plan or existing contract or arrangement.

            4.12. STATUS AS REIT. Lexington has been organized in conformity with the requirements for qualification as a real estate investment trust under the Code and has met such requirements since 1993. Lexington is in a position to qualify for its current fiscal year as a real estate investment trust under the Code and its proposed methods of operation will enable it to so qualify.

            4.13. INVESTMENT COMPANY ACT. No Borrower is an "investment company" or a company "controlled" by an "investment company," within the meaning of the Investment Company Act of 1940, as amended.

            4.14. SUBSIDIARIES; OWNERSHIP OF CAPITAL STOCK AND PARTNERSHIP INTERESTS.

                  (i) Exhibit K (A) contains a diagram indicating the corporate structure of Lexington, each Borrower, and any other Person in which Lexington or any

                  Borrower holds a direct or indirect partnership, joint venture or other equity interest indicating the percentage and nature of such interest with respect to each Person included in such diagram; and (B) accurately sets forth the correct legal name of such Person, the jurisdiction of its incorporation or organization and the jurisdictions in which it is qualified to transact business as a foreign corporation, or otherwise.

                  (ii) Except where any failure or breach would not have a Material Adverse Effect on the Borrowers, each Subsidiary: (A) is a corporation or partnership, as indicated on Exhibit K, duly organized, validly existing and, if applicable, in good standing under the laws of the jurisdiction of its organization, (B) is duly qualified to do business and, if applicable, is in good standing under the laws of each jurisdiction required to conduct its business as presently conducted and (C) has all requisite power and authority to own, operate and encumber its Property and to conduct its business as presently conducted.

            4.15. ABSENCE OF FINANCING STATEMENTS, ETC. There is no financing statement, security agreement, chattel mortgage, real estate mortgage, equipment lease, financing lease, option, encumbrance or other document filed or recorded with any filing records, registry, or other public office, that purports to cover, affect or give notice of any present or possible future lien or encumbrance on, or security interest in, any Collateral, except those in favor of the Lender or permitted by the Security Documents applicable to such Collateral except as disclosed on Exhibit H.

            4.16. POLLUTION; HAZARDOUS MATERIALS. In connection with the acquisition and ownership of their interests in the Properties, the Borrowers have made and will continue to make such inquiries, and has and will continue to cause such testing, surveying, inspection or other action, with respect to the Properties as is necessary or desirable in connection with Hazardous Materials which might be present in the air, soil, surface water or groundwater at such Property. Except as specifically set forth in the Environmental Reports listed on Exhibit G (as amended or supplemented from time to time by additional Environmental Reports with respect to future Eligible Properties or otherwise amended or supplemented with the consent of the Lender) and except for such exceptions which are not reasonably likely to have, in the aggregate, a Material Adverse Effect, to the best of any Borrower's knowledge, there are no Hazardous Materials present in the air, soil, surface water or groundwater at any Property and no Hazardous Materials (except Hazardous Materials maintained in accordance with all Requirements of Law and necessary for the business operations of any such Property, including, without limitation, petroleum used for heating oil) are used in the operation of any Property.

            4.17. ARTICLES OF INCORPORATION, BY-LAWS, PARTNERSHIP AGREEMENT, ETC. The copies of the Articles of Incorporation and By-Laws of Lexington and the organizational documents of each Borrower which have been furnished to Lender are true, correct and complete copies thereof as in effect on the date of this Agreement.

            4.18. DISCLOSURES. The financial statements referred to in Section
4.1 do not, nor does this Agreement, the other Loan Documents, or any other written statement furnished by or on behalf of any Borrower to Lender in connection with the transactions contemplated hereby or thereby, contain any untrue statement of a material fact or omit a material fact necessary to make the statement contained therein or herein not misleading.

            SECTION 5. CONDITIONS PRECEDENT

            5.1. CONDITIONS TO LOANS. The obligation of any Lender to make a Loan hereunder on the Initial Funding Date or to accept any new property as an Eligible Property is subject to the satisfaction of the following conditions precedent on each such date (in addition to those set forth in Section 2.16 in the case of a new Eligible Property):

            (a) NOTE. On or before the Closing Date (and any subsequent Funding Date in the case of a new Lender) such Lender shall have received a Note executed by a Responsible Officer of each Borrower.

            (b) REPRESENTATIONS AND WARRANTIES. The representations and warranties made by each Borrower herein or in the other Loan Documents or which are contained in any certificate, document or financial or other statement furnished at any time under or in connection with any of the Loan Documents, shall be true, correct and accurate on and as of the Funding Date for the Loan as if made on and as of such date unless stated to relate to a specific earlier date, in which case such representations and warranties shall have been true, correct and complete in all material respects as of such earlier dates.

            (c) NO DEFAULT OR EVENT OF DEFAULT. No Default or Event of Default shall have occurred and be continuing on such date either before or after giving effect to the Loan to be made on the Funding Date.

            (d) LEGAL OPINION. Agent shall have received a favorable opinion of counsel to each Borrower and local counsel admitted to practice law in each of the states where any of the Eligible Properties are located indicating the enforceability of the Loan Documents and stating that the taking of a mortgage on property within such state will not constitute doing business in such jurisdiction by any Lender in violation of applicable law, addressed to Agent as of the Closing Date and covering such other matters as are customarily required by Agent in similar transactions, all in form and substance reasonably satisfactory to Agent.

            (e) APPRAISALS. An Appraisal has been reviewed and approved by the Requisite Lenders for each of the Eligible Properties.

            (f) ORGANIZATIONAL DOCUMENTS. Agent shall have received certified copies of the Articles of Incorporation and Bylaws of Lexington and a copy of the Partnership Agreement and Certificate of Limited Partnership of each Borrower and all resolutions of the Board of Directors of Lexington and a certificate of partnership action of each Borrower approving this Agreement and the other Loan Documents, and of all documents evidencing other necessary corporate or partnership action and approvals, if any, of Governmental Authorities with respect to this Agreement and the other Loan Documents and the transactions contemplated hereby and thereby.

            (g) GOOD STANDING, TAX GOOD STANDING AND EXISTENCE. Agent shall have received certificates of the appropriate governmental officials of the State of Delaware and of any other state where Borrowers conduct business dated not more than 30 days prior to the Closing Date, to the effect that each Borrower is validly existing and is in good standing with respect to payment of franchise and similar taxes and is duly qualified to transact business therein.

            (h) LEASES. The Approved Leases and all Ground Leases have been reviewed and approved by the Requisite Lenders in the case of the Approved Leases and all Lenders in the case of any Ground Lease for each of the Eligible Properties.

            (i) PROPERTIES. Agent and each Lender shall have received such information and access to each of the Properties as it shall have requested and shall be satisfied with such information and access.

            (j) EVIDENCE OF COMPLIANCE. Agent shall have received evidence, in form and substance reasonably satisfactory to Agent and its counsel, that each Borrower and each of the Properties are and have been at all relevant times in all respects in material compliance with all applicable zoning, building and other Requirements of Law and strict compliance with all environmental laws and laws pertaining to the storage, handling and disposal of Hazardous Materials.

            (k) INSURANCE. Agent shall have received binders or certificates with respect to all insurance required to be maintained by each Borrower pursuant to the Approved Leases or any of the Loan Documents.

            (l) SECURITY DOCUMENTS AND INSTRUMENTS. Agent shall have received
(i) an original executed copy of a Mortgage (or an appropriate modification in the case of an existing document) for each Eligible Property duly executed and acknowledged by the appropriate Borrower and in proper form for recording; (ii) an original executed copy of an Assignment of Leases (or an appropriate modification in the case of an existing document) for each of the Eligible Properties duly executed and acknowledged by the appropriate Borrower and in proper form for recording; (iii) an Environmental Indemnity and Agreement (or an appropriate modification in the case of an existing document) executed by the Borrowers; (iv) Financing Statements duly executed by the appropriate Borrower for each of the Eligible Properties to the extent not already fixed; (v) unless waived or receipt is deferred by Agent, in proper form for filing, an original copy of a Non-Disturbance Agreement for any Eligible Property which is Ground Leased to a Borrower, duly executed and acknowledged by Agent, and each fee owner of such Property and in proper form for recording; (vi) all other documentation which Agent reasonably deems appropriate to obtain and maintain a first priority perfected Lien, in favor of Agent on each Property, Approved Lease, and all other relevant items of Collateral, each duly executed by Borrower; (vii) unless waived or receipt is deferred by Agent, an original copy of an estoppel certificate executed by each tenant in respect of each Approved Lease in the form attached as Exhibit M to this Agreement and each fee owner of any Property which is Ground Leased to a Borrower; (viii) all necessary consents relating thereto from third parties so that the same shall be valid and not result in any violation of any Contractual Obligation running in favor of such third party other than those which would not have a Material Adverse Effect or result in a MAC; and (ix) all satisfactions of mortgages, termination statements under the Uniform Commercial Code and other instruments releasing Liens, security interests and other encumbrances as may be necessary or desirable in connection with the foregoing or Title Policies evidencing the satisfaction or discharge of such Liens, security interests and other encumbrances; and all of the foregoing shall be in full force and effect and shall grant or create the rights, powers, priorities, remedies and benefits contemplated herein or therein, as the case may be.

            (m) TITLE REPORTS, SURVEYS AND UCC SEARCH. Agent shall have received and approved (i) one or more Title Policies in an aggregate amount equal to the principal amount of the Loans funded on the Funding Date and a Survey in respect of each Property, and (ii) in the case of the initial Loans only, a UCC Search in the jurisdiction where each Borrower has its principal place of business and in the appropriate recording office in each jurisdiction where any Property is located that constitutes Collateral for the Loan.

            (n) NO MATERIAL ADVERSE EFFECT. No Material Adverse Effect shall have occurred.

            (o) SOLVENCY OF EACH BORROWER. Both after and immediately before the making of the Loan on any Funding Date, each Borrower shall be Solvent.

            (p) COMPENSATION. All obligations of Borrowers to pay fees and provide compensation and reimbursement of costs and expenses to Agent or their designees as of the Funding Date hereunder or otherwise in connection with the financing contemplated hereby shall have been satisfied.

            (q) LEGALITY OF LOANS. The making of the Loans hereunder by each Lender and the acquisition of the Notes shall be permitted as of the Funding Date by all applicable Requirements of Law and shall not subject any Lender to any penalty or other onerous condition in or pursuant to any such Requirement of Law or result in a Material Adverse Effect.

            (r) NOTICE OF BORROWING. Agent shall have received a Notice of Borrowing, at least five or more days prior to the Funding Date, and each other certificate or document required under Section 2.3 with appropriate insertions and attachments reasonably satisfactory in form and substance to Agent and its counsel, executed by a Responsible Officer of Borrowers' Agent.

            (s) ENVIRONMENTAL REPORTS. An environmental report, on each Eligible Property shall have been received and approved by the Requisite Lenders. Such reports shall consist of a phase I environmental audit from a company reasonably acceptable to Agent and containing results acceptable to the Requisite Lenders and, if so recommended in such audits or reasonably requested by Agent, phase II and other additional audits. In each case, Agent and the Requisite Lenders shall have received evidence satisfactory to it that all material recommendations contained in any such report or audit shall have been implemented.

            (t) MAXIMUM AVAILABILITY. After the making of the Loans on any Funding Date, the Outstanding Amount shall not exceed the Maximum Availability.

            (u) REPLACEMENT RESERVES. Each Borrower who is the owner of Property and who is required to maintain cash reserves on deposit with the Agent in accordance with Section 6.17 has established such an account with the Agent.

            5.2. CONDITIONS PRECEDENT TO ALL SUBSEQUENT LOANS. The obligation of each Lender to make any Loan requested to be made by it on any date after the Initial Funding Date is subject to the following conditions precedent as of each such date:

            (a) REPRESENTATIONS AND WARRANTIES. As of such date, both before and after giving effect to the Loans to be made on such date, all of the representations and warranties of each Borrower contained in this Loan Agreement and in any other Loan Document (other than representations and warranties which expressly speak as of a different date) shall be true and correct in all material respects.

            (b) NO DEFAULTS. No Default or Event of Default shall have occurred and be continuing or would result from the making of the requested Loan.

            (c) NO LEGAL IMPEDIMENTS. No law, regulation, order, judgment or decree of any Governmental Authority shall, and no Lender shall have received notice that, in the reasonable judgment of such Lender, litigation is pending or threatened which is likely to, enjoin, prohibit or restrain, or impose or result in the imposition of any material adverse condition upon, such Lender's making of the requested Loan.

            (d) NO MATERIAL ADVERSE EFFECT. No Borrower shall have received written notice that an event has occurred since the date of this Agreement which has had and continues to have, or is reasonably likely to have, a Material Adverse Effect.

            (e) COMPENSATION. All obligations of Borrowers to pay fees and provide compensation and reimbursement of costs and expenses to Agent or their designees as of the Funding Date hereunder or otherwise in connection with the financing contemplated hereby shall have been satisfied.

            (f) MAXIMUM AVAILABILITY. After the making of the Loans on any Funding Date, the aggregate Outstanding Amount shall not exceed the Maximum Availability.

Each submission of a Notice of Borrowing or a Notice of Conversion/Continuation with respect to any Loan, each acceptance by a Borrower of the proceeds of each Loan made, converted or continued hereunder, shall constitute a representation and warranty by each Borrower as of the date of funding in respect of such Loan, the date of conversion or continuation, that all the conditions contained in this Section 5.2 have been satisfied or waived in accordance with Section 10.2 and that no MAC has occurred and is continuing as of the relevant date in respect of the facts, circumstances or laws relevant to the conditions precedent set forth in paragraphs (d), (e), (f), (g)-(m), (o), (s), and (u) of Section 5.1.

            SECTION 6. AFFIRMATIVE COVENANTS

            Each Borrower hereby agrees that, so long as the Revolving Credit Commitment remains in effect, any Note remains outstanding and unpaid or any other amount is owing to any Lender, such Borrower shall:

            6.1. FINANCIAL STATEMENTS. Furnish to Agent or cause Borrowers' Agent to furnish to Agent:

            (a) ANNUAL. As soon as available, but in any event within ninety
(90) days after the end of each fiscal year (A) audited consolidated financial statements of Lexington consisting of (i) a balance sheet; (ii) an income statement; (iii) a statement of cash flow; (iv) a statement of retained earnings; and (v) changes in stockholders' equity, for such year, setting forth in each case in comparative form the figures for the previous year, certified without a "going concern" or like qualification or exception, or qualification arising out of the scope of the audit, by KPMG Peat Marwick, L.L.P. or other independent certified public accountants of nationally recognized standing; and
(B) unaudited consolidating financial statements of Lexington certified by a Responsible Officer of Lexington; and

            (b) QUARTERLY. As soon as available, but in any event not later than sixty (60) days after the end of each fiscal quarter of Lexington, copies of each of the following for Lexington: (i) an unaudited balance sheet prepared on a consolidated and consolidating basis as at the end of each such quarter and the related unaudited statements of income for the fiscal quarter; (ii) stockholders' equity and cash flows for such quarterly period, and the portion of the fiscal year through such date; (iii) operating statements and a rent roll certified by Lexington (including a schedule of the aging of all rent payments and indicating whether any tenant is no longer in occupancy) for each Eligible Property for such quarterly period, the portion of the fiscal year through such date, setting forth in each case in comparative form the figures for the previous year, certified by a Responsible Officer of such entity (subject to normal year-end audit adjustments); all such financial statements referred to in
Section 5.1 (a) and (b) to be complete and correct in all material respects and be prepared in reasonable detail and in accordance with GAAP applied consistently throughout the periods reflected therein (except as approved by such accountants or officer, as the case may be, and disclosed therein).

            6.2. CERTIFICATES; OTHER INFORMATION. Furnish to Agent or cause Borrowers' Agent to furnish to each Agent:

            (a) concurrently with the delivery of Lexington's financial statements referred to in Section 6.1(a) and (b) above, (i) a certificate of a Responsible Officer stating that, has obtained no knowledge of any Default or Event of Default except as specified in such certificate, (ii) a Certificate of Covenant Compliance in the form of Exhibit L and (iii) a Certificate of Recourse Indebtedness in the form of Exhibit O;

            (b) with each Notice of Borrowing and within sixty (60) days of the end of each calendar quarter after the Initial Funding Date, a Certificate of Eligible Properties and Maximum Availability as at the end of such quarter signed by a Responsible Officer;

            (c) within ten days of receipt thereof, copies of any financial statements or other information furnished to such Borrower pursuant to the Approved Leases;

            (d) on an annual basis, a copy of a one year projected operating statement of Lexington including a projected operating budget and cash flow of Lexington;

            (e) promptly after the same are sent, copies of all financial statements and reports which Lexington sends to its holders of Common Shares or other equity securities, and promptly after the same are filed by Lexington, copies of all financial statements and reports which Lexington may make to, or file with, the NYSE and the Commission or any successor or analogous Governmental Authority;

            (f) no later than thirty (30) days after the same are filed with the Internal Revenue Service ("IRS") and other applicable taxing authorities, copies of its income tax returns and all correspondence to or from the IRS;

            (g) Within ten (10) days after the filing thereof, evidence indicating that Lexington has maintained its status as a real estate investment trust ("REIT") under the applicable provisions of the Code such evidence to consist of annual tax returns certified by KPMG Peat Marwick or such other independent public accounting firm as is reasonably acceptable to Agent; and

            (h) promptly thereafter, such additional financial and other information respecting the financial or other condition of any Borrower or the status or condition of the Properties or the operation thereof which such Borrower is entitled to or can otherwise reasonably obtain and as Agent may from time to time reasonably request.

            6.3. PAYMENT OF OBLIGATIONS. Discharge or otherwise satisfy at or before maturity or before they become delinquent, as the case may be, all its Indebtedness and other obligations of whatever nature except when the amount or validity thereof is currently being contested in good faith by appropriate proceedings, and reserves in conformity with GAAP with respect thereto have been provided on the books of such Borrower or where the failure to do so does not violate Section 8.1(e).

            6.4. CONDUCT OF BUSINESS AND MAINTENANCE OF EXISTENCE. Continue to engage in business of the same general type as now conducted by it, and preserve, renew and keep in full force and effect its existence and take all reasonable action to maintain all rights, privileges and franchises necessary or desirable in the normal conduct of its business; and comply with all Contractual Obligations and Requirements of Law except to the extent that the failure to comply therewith could not, in the aggregate, have a Material Adverse Effect.

            6.5. LEASES. (a) Maintain the Approved Leases and any Ground Lease in full force and effect and enforce the obligations of the tenants under the Leases and the landlord under each Ground Lease, in a timely manner and obtain the consent of the Requisite Lender's in connection with any material change in or waiver of any obligation of any tenant or landlord, contained in, or any right or remedy of any Borrower under any Approved Lease or Ground Lease (as appropriate) (other than a waiver in connection with an Approved Lease or Ground Lease which alone or together with any other such waiver will not have a Material Adverse Effect), including, without limitation, any renewal (other than in accordance with the terms of the Leases or any Ground Lease), any material amendment or modification or termination thereof; and (b) give notice to Agent, together with a copy thereof, of each renewal, amendment, modification or termination of the Approved Leases or any Ground Lease.

            6.6. MAINTENANCE OF PROPERTY, INSURANCE. Keep or cause the tenants to keep all Property in good working order and condition; maintain or cause the tenants of its Properties to maintain with financially sound and reputable insurance companies insurance on all its Property on terms and from insurers reasonably satisfactory to Agent; and furnish to Agent, upon written request, full information as to the insurance carried.

            6.7. INSPECTION OF PROPERTY; BOOKS AND RECORDS; DISCUSSIONS. Keep proper books of record and account in which full, true and correct entries in conformity with GAAP and all Requirements of Law shall be made of all dealings and transactions in relation to its business and activities; and permit representatives of Agent and any Lender to visit and inspect any of its properties for any purpose including obtaining Appraisals or performing environmental inspections and examine and make abstracts from any of its books and records at any reasonable time and on reasonable notice and as often as may reasonably be desired (subject to applicable provisions of any lease affecting any Property), and to discuss the business, operations, properties, prospects and financial and other condition of such Borrower with officers and employees of such Borrower and with its independent certified public accountants.

            6.8. NOTICES. Promptly, and in any event within ten Business Days after an officer of any Borrower obtains knowledge thereof (except as set forth below) give notice to Agent:

            (a)  of the occurrence of any Default or Event of Default;

            (b) of (i) any default or event of default or termination under any
(a) Lease or any other Contractual Obligation of or in favor of any Borrower which is reasonably likely to have a Material Adverse Effect or (b) Ground Lease as to which any Borrower has received notice from the ground lessor and which remains uncured and (ii) any litigation, investigation or proceeding which may exist at any time between any Borrower or any tenant and any Governmental Authority or other Person, which if adversely determined is reasonably likely to have a Material Adverse Effect;

            (c) of any litigation or proceeding affecting any Borrower in which the amount involved which is not covered by insurance is $100,000 or more or in which injunctive or similar relief is sought;

        (d) at least twenty (20) days prior to the effective date of any sale, transfer or refinancing or other transaction or event which may give rise to Net Property Proceeds to the extent it applies to any of the Property;

        (e) of the occurrence or existence of any event or condition which would cause any of the representations and warranties set forth in Section 4.8 to be untrue.

Each notice pursuant to this Section shall be accompanied by a statement of a Responsible Officer setting forth details of the occurrence referred to therein and stating what action a Borrower proposes to take with respect thereto.

         6.9. APPRAISALS; ENVIRONMENTAL REPORTS. From time to time during the term of this Agreement, Agent may, in its sole discretion, order an Appraisal of one or more of the Eligible Properties as specified in such request (in addition to the Appraisals delivered pursuant to Section 5.1). Any such Appraisal shall be at the expense of the Borrowers if ordered (i) in connection with the syndication of this Agreement unless Agent has syndicated at least $35,000,000 of the Revolving Credit Commitment as of the Closing Date, (ii) at the time of an Extension Request, or (iii) if an Event of Default has occurred. From time to time during the term of this Agreement Agent may also, in its sole discretion, order an updated environmental report for one or more of the Eligible Properties. Any such updated environmental reports shall be at the expense of the Borrowers if ordered (i) in connection with the syndication of this Agreement unless Agent has syndicated at least $35,000,000 of the Revolving Credit Commitment as of the Closing Date, (ii) at the time of an Extension Request, or (iii) if an Event of Default has occurred.

         6.10. REIT REQUIREMENTS. Cause Lexington to operate its business at all times so as to satisfy or be deemed to have satisfied all requirements necessary to qualify as a real estate investment trust under the Code. Lexington shall maintain adequate records so as to comply with all record-keeping requirements relating to the qualification of Lexington as a real estate investment trust as required by the Code and applicable regulations of the Department of the Treasury promulgated thereunder and will properly prepare and timely file with the IRS all returns and reports required thereby. Lexington shall request from its shareholders all shareholder information required by the Code and applicable regulations of the Department of Treasury promulgated thereunder.

         6.11. INDEMNIFICATION. On a joint and several basis, indemnify, defend (with counsel reasonably acceptable to the indemnified party) and hold Agent and each Lender and Issuing Bank, and the directors, officers, shareholders, employees and agents of Agent and each Lender and Issuing Bank harmless from any claims (including without limitation third party claims for personal injury or real or personal property damage), actions, administrative proceedings, judgments, damages, punitive damages, penalties, fines, reasonable costs, liabilities (including sums paid in settlements of claims), interest or losses, including reasonable attorneys' fees, consultant fees and expert fees, that arise directly or indirectly from or in connection with the presence, suspected presence, release or suspected release of any Hazardous Material in the air, soil, surface water or groundwater at or from the real property or any portion thereof with respect to a Property, or any other real property in which any Borrower has any interest (all of the foregoing real property shall be referred to collectively as the "REAL PROPERTY"). Without limiting the generality of the foregoing, the indemnification provided by this Section shall specifically cover
(i) costs, including capital, operating and maintenance costs, incurred in connection with any investigation or monitoring of site conditions or any clean-up, remedial, removal or restoration work required or performed by any federal, state or local governmental agency or political subdivision or performed by any non-governmental Person, including any tenant of a Property, because of the presence, suspected presence, release or suspected release of Hazardous Material in the air, soil, surface water or groundwater at or from the Real Property; and (ii) costs incurred in connection with (A) Hazardous Material present or suspected to be present in the air, soil, surface water or groundwater at the Real Property before the date of this Agreement, or (B) Hazardous Material that migrates, flows, percolates, diffuses or in any way moves onto or under or from the Real Property, or (C) Hazardous Material present at the Real Property as a result of any release, discharge, disposal, dumping, spilling or leaking (accidental or otherwise) (any of the foregoing, a "Release") onto or from the Property before or after the date of this Agreement by any Person; provided, however, that the indemnification provided by this Section shall not include claims to the extent arising from the gross negligence or willful misconduct of any party seeking indemnification. The indemnification provided in this Section 6.11 shall survive the termination of this Agreement; provided, however, that no Borrower shall have any liability under the foregoing indemnity in connection with any Release of any Hazardous Materials on, under or about any Property which occurs after the date of any transfer of the Property to Agent and/or any of the Lenders, or its or their designee or any other Person(s), by foreclosure deed-in-lieu thereof or otherwise which was not present on the Property prior to such date.

         6.12. CHANGES IN GAAP. In the event of a change in GAAP which would cause the financial covenants set forth in Section 7.1 to provide less protection to any Lender or be more restrictive for the Borrowers than presently provided for hereunder, cause such financial covenants to be reset, in good faith, by Agent and the Borrowers to maintain the protection to each Lender equivalent to that in place prior to such change and Agent, each Lender and each Borrower shall execute one or more amendments to this Agreement to effect such reset.

         6.13. TREATMENT UNDER DISCLOSURE DOCUMENTS. Cause Lexington to disclose and otherwise treat the Loans as secured Indebtedness to the extent appropriate in all documents filed with the Commission or other public filings.

         6.14. ACCESS TO COLLATERAL. With respect to each location at which the Collateral is now or hereafter located, obtain such lien waivers, estoppel certificates or subordination agreements as Agent may reasonably require to insure the priority of its security interest in, and its ability to take possession of, the Collateral situated at such locations.

         6.15. NYSE LISTING. Cause Lexington at all times to keep its common stock duly listed on the NYSE or a major national United States securities exchange and to file all reports on a timely basis required by the NYSE or such other national exchange as Lexington's stock may be traded.

        6.16. OBLIGATIONS IN EXCESS OF MAXIMUM AVAILABILITY. Except as otherwise provided in Section 2.6(d), if at any time the Outstanding Amount shall exceed the then Maximum Availability (which event, notwithstanding the provisions of this Section, shall be a Default), cure the same within fifteen (15) Business Days of the date Agent notifies Borrowers' Agent of same.

        6.17. REPLACEMENT RESERVE. If requested by Agent at the time a Property is accepted as an Eligible Property maintain in effect a reasonable cash reserve on deposit with Agent for any Property whose structural or engineering report indicates the need for capital repairs or replacements, which reserve shall constitute additional Collateral for the Loans and the balance thereof shall be made available to any Borrower to pay for the cost of any such capital repairs, improvements or replacements to the Property.

        6.18. MANAGEMENT OF BORROWER AND PROPERTY. Insure that the management of each Borrower shall be self-directed and self-administered. Notwithstanding the foregoing, all contracts between any Borrower and any third party pertaining to any of the Property shall provide that Lender may terminate same immediately upon foreclosure or its acceptance of a deed in lieu of foreclosure.

        6.19. SUBORDINATION OF PAYABLES TO AFFILIATES. After the occurrence and continuance of a Default or Event of Default, make no payments on any account payable or other debt owed by any Borrower to any Affiliate or Subsidiary and all such amounts shall be fully subordinated to the Loans pursuant to the terms of an agreement in form and substance satisfactory to the Lender.

        6.20. USE OF LOAN PROCEEDS FOR CONSTRUCTION. Prior to the commencement of any new construction project or the renovation or expansion of any Eligible Property, in either case, with proceeds of the Loan, cause Borrowers' Agent to submit to Agent the proposed construction budget for approval which shall not be unreasonably withheld or delayed, accompanied by the applicable plans and specifications, construction contracts, architect's contract, other major contracts, bonds (if required), licenses and permits, certifications from Borrowers' Agents architects and engineers, and such other supporting documentation as Agent may reasonably require.

        Updated construction budgets for such construction project shall be provided to Agent on a quarterly basis. Lender reserves the right to hire a construction consultant at Borrowers' expense to review all such construction budgets.

        6.21. ERISA NOTICES. Deliver or cause to be delivered to the Agent, at such Borrower's expense, the following information and notices as soon as reasonably possible, and in any event:

        (a) within thirty (30) Business Days after Borrower or any ERISA Affiliate knows or has reason to know that a Termination Event has occurred, a written statement of the chief financial officer of the Borrower describing such Termination Event and the action, if any, which such Borrower or any ERISA Affiliate has taken, is taking or proposes to take with respect thereto, and when known, any action taken or threatened by the IRS, DOL or PBGC with respect thereto;

        (b) within thirty (30) Business Days after the Borrower knows or has reason to know that a prohibited transaction (defined in Sections 406 of ERISA and Section 4975 of Code) has occurred, a statement of the chief financial officer of the Borrower describing such transaction and the action which the Borrower or any ERISA Affiliate has taken, is taking or proposes to take with respect thereto;

        (c) within thirty (30) Business Days after the filing of the same with the DOL, IRS or PBGC, copies of each annual report (form 5500 series), including Schedule B thereto, filed with respect to each Plan;

        (d) within thirty (30) Business Days after receipt by such Borrower or any ERISA Affiliate of each actuarial report for any Plan or Multiemployer Plan and each annual report for any Multiemployer Plan, copies of each such report;

        (e) within thirty (30) Business Days after the filing of the same with the IRS, a copy of each funding waiver request filed with respect to any Plan and all communications received by such Borrower or any ERISA Affiliate with respect to such request;

        (f) within thirty (30) Business Days after the occurrence any material increase in the benefits of any existing Plan or Multiemployer Plan or the establishment of any new Plan or the commencement of contributions to any Plan or Multiemployer Plan to which such Borrower or any ERISA Affiliate to which such Borrower or any ERISA Affiliate was not previously contributing, notification of such increase, establishment or commencement;

        (g) within thirty (30) Business Days after such Borrower or any ERISA Affiliate receives notice of the PBGC's intention to terminate a Plan or to have a trustee appointed to administer a Plan, copies of each such notice;

        (h) within thirty (30) Business Days after such Borrower or any of its Subsidiaries receives notice of any unfavorable determination letter from the IRS regarding the qualification of a Plan under Section 401(a) of the Code, copies of each such letter;

        (i) within thirty (30) Business Days after such Borrower or any ERISA Affiliate receives notice from a Multiemployer Plan regarding the imposition of withdrawal liability, copies of each such notice;

        (j) within thirty (30) Business Days after such Borrower or any ERISA Affiliate fails to make a required installment or any other required payment under Section 412 of Code on or before the due date for such installment or payment, a notification of such failure; and

        (k) within thirty (30) Business Days after such Borrower or any ERISA Affiliate knows or has reason to know (i) a Multiemployer Plan has been terminated, (ii) the administrator or plan sponsor of a Multiemployer Plan intends to terminate a Multiemployer Plan, or (iii) the PBGC has instituted or will institute proceedings under Section 4042 of ERISA to terminate a Multiemployer Plan, notification of such termination, intention to terminate or institution of proceedings.

        6.22 ERISA COMPLIANCE. Cause, and shall cause each of its Subsidiaries and ERISA Affiliates to, establish, maintain and operate all Plans to comply in all material respects with the provisions of ERISA, the Code, all other applicable laws, and the regulations and interpretations thereunder and the respective requirements of the governing documents for such Plans.

        6.23 PAYMENT OF TAXES AND CLAIMS. (a) Pay or cause to be paid, and cause each of its Subsidiaries to pay or cause to be paid, (i) all taxes, assessments and other governmental charges imposed upon it or on any of its property or assets or in respect of any of its franchises, licenses, receipts, sales, use, payroll, employment, business, income or property before any penalty or interest accrues thereon, and (ii) all claims (including, without limitation, claims for labor, services, materials and supplies) for sums which have become due and payable and which by law have or may become a Lien (other than a Lien permitted by Section 7.6 or a Customary Permitted Lien); provided, however, that no such taxes, assessments, fees and governmental charges referred to in clause (i) above or claims referred to in clause (ii) above need be paid if being contested in good faith by appropriate proceedings diligently instituted and conducted and if such reserve or other appropriate provision, if any, as shall be required in conformity with GAAP shall have been made therefor.

        6.24 INTER-BORROWER ADVANCES OF LOAN PROCEEDS. Cause all transfers of Loan proceeds from one Borrower to another or any Affiliate thereof to be documented and treated for all purposes by the lending and receiving Borrower as an intercorporate loan transaction.

        SECTION 7.  NEGATIVE COVENANTS

        Each Borrower hereby agrees that, so long as the Revolving Credit Commitment remains in effect or any Note remains outstanding and unpaid or any other amount is owing to any Lender hereunder or under any other Loan Document, such Borrower shall not directly or indirectly:

        7.1. FINANCIAL COVENANTS. Fail to comply with the covenants set forth in this Section 7.1 on a consolidated basis as of the end of each fiscal quarter.

        (a) MINIMUM ESTIMATED NET WORTH OF BORROWERS. Suffer or permit the Minimum Estimated Net Worth of the Borrowers on a consolidated basis to be less than the aggregate of (i) $100,000,000, plus (ii) 75% of the Net Securities Proceeds of all issues of any Common Shares, Preferred Shares or other equity securities by Lexington in one or more transactions received after the date hereof.

        (b) DEBT SERVICE COVERAGE. Suffer or permit the ratio of EBIDA for any fiscal quarter to the debt service (including principal and interest on the Loans) on all Indebtedness for such quarter to be less than 1.3 to 1.

        (c) MAXIMUM TOTAL DEBT TO ESTIMATED MARKET VALUE. Suffer or permit total debt or guarantees in respect of money borrowed to Estimated Market Value to exceed 60%. Estimated Market Value shall be defined as EBIDA for the Borrowers on a consolidated basis based on the most recent four fiscal quarters (a "MEASURING PERIOD") divided by the greater of (i) 10% or (ii) the 10 year Treasury bond rate on the date of calculation plus 2%. It is acknowledged and agreed that for purposes of calculating EBIDA during any Measuring Period in which a Borrower has acquired a property, EBIDA for such Measuring Period shall include EBIDA from such property for the entire Measuring Period including the portion of such Measuring Period prior to the date of acquisition of such property by the applicable Borrower. EBIDA for any property for which four (4) full quarters of earnings information is not available or is not indicative of the current operations of such property (including any newly constructed property or other property in the lease-up period) shall be calculated on (i) a pro-forma basis based upon EBIDA for the most recent quarter or portion thereof in the case of an existing property or (ii) on a pro-forma basis reasonably acceptable to Agent in the case of a situation involving a sale/leaseback or new construction.

        (d) MINIMUM UNENCUMBERED LIQUIDITY. (i) Suffer or permit the sum of cash, Cash Equivalents and unfunded availability under the Revolving Credit Commitment to be less than $5,000,000 or (ii) suffer or permit the sum of cash and Cash Equivalents to be less than the positive difference, if any, between the then Outstanding Amount and the projected Maximum Availability as reasonably determined by the Agent as of one year from the date of determination.

        (e) MAXIMUM RECOURSE DEBT TO ESTIMATED MARKET VALUE. Suffer or permit recourse debt or guarantees in respect of money borrowed to exceed 25% of Estimated Market Value.

        (f) MAXIMUM PERMITTED INVESTMENTS. Suffer or permit investments in (i) notes or mortgages or (ii) unimproved real estate to exceed 5% of Estimated Market Value in each case.

        (g) INTEREST RATE PROTECTION. Maintain in effect interest rate protection arrangements, in form and substance reasonably satisfactory to Agent, for all variable rate loans in excess of 12.5% of Lexington's Estimated Market Value, providing for the rate of interest applicable to such indebtedness to be capped at a rate satisfactory to Agent. Such arrangements shall be maintained in full force and effect until all Obligations are repaid in full or until variable note loans shall be less than 12.5% of Lexington's Estimated Market Value.

        (h) LIMITATION ON CONSTRUCTION ACTIVITY. Have construction in process (defined as total estimated completed cost of new construction, expansions and redevelopment in process, excluding tenant improvements and property renovation and refurbishment) whose value exceeds 10% of Estimated Market Value.

        (i) MINIMUM FIXED CHARGE COVERAGE. Suffer or permit the ratio of EBIDA less non-revenue generating capital expenditures to annual debt service plus dividends to be less than 0.95 to 1.0.

        7.2.   RESTRICTED PAYMENTS.

        (a) Declare, make or pay any Restricted Payment while any Default under
Section 2.6(c) or (d) or Event of Default is continuing either before or after giving effect to such Restricted Payment, unless Borrowers have sufficient funds or availability under its credit facilities (including this Agreement) to pay the next installment of principal or interest payable in respect of the Obligations; or

        (b) While any Default under Section 2.6(c) or (d) or any Event of Default is continuing, make any payment of Indebtedness of Borrowers in contravention of the terms of any agreement or instrument subordinating or purporting to subordinate any rights to receive payments in respect of any Indebtedness of Borrowers to any rights to receive payments under this Agreement.

        7.3.   MERGER; SALE OF ASSETS; TERMINATION AND OTHER ACTIONS.

        (a) Cause to be organized or assist in organizing any Person under the laws of any jurisdiction to acquire all or substantially all of the assets of any Borrower, terminate, wind up, liquidate or dissolve its affairs or enter into any reorganization, merger or consolidation (except with or into another Borrower) or take any other action whatsoever under or pursuant to its organizational documents or agree to do any of the foregoing at any future time, or (b) convey, sell, lease or otherwise dispose of (i) any of the Properties or
(ii) any substantial part of its property or assets (other than the Properties) unless, in the case of this clause (b), either (A) the consideration therefor shall be equal to the fair market value thereof and no Default or Event of Default results therefrom, (B) such conveyance, sale, lease or other disposition is pursuant to the exercise of an option contained in a Lease or (C) is permitted under Section 7.10. Notwithstanding the foregoing, LCIFI and LCIFII may be consolidated with or merged into each other, provided that Borrowers' Agent gives Agent at least 10 days' notice thereof and the Borrowers shall execute, acknowledge as applicable and deliver to Agent such modifications or other documents or agreements as may be reasonably necessary to maintain the Liens granted to the Lenders hereunder prior to the effective date of such merger.

        7.4. TRANSACTIONS WITH AFFILIATES. Enter into or be a party to any transaction directly or indirectly with or for the benefit of any Affiliate of any Borrower, other than (i) in the ordinary course of business and (ii) for fair consideration and on terms no less favorable to any Borrower than are available in an arm's-length transaction from unaffiliated third parties.

        7.5. ACCOUNTING CHANGES. Make any significant change in accounting treatment and reporting practices, except as required by GAAP or with which Borrowers' independent certified public accountants have agreed. Such Borrower shall advise Agent sufficiently in advance of any change to permit representatives of Agent to discuss the proposed change with the officers of such Borrower.

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
        7.6. NO LIENS. Suffer or permit after the date hereof any Lien on any Property, whether superior or inferior to the Liens created by the Security Documents, except (i) the Liens pursuant to Indebtedness set forth on Exhibit H,
(ii) Liens granted on any Property to secure borrowings from one or more financial institutions, where the net proceeds thereof are applied in prepayment of the Obligations pursuant to the terms hereof, and (iii) any other Permitted Exceptions or Customary Permitted Liens.

        7.7. FISCAL YEAR. Change the fiscal year end of any Borrower from December 31 to any other date without the prior written consent of Agent.

        7.8. CHIEF EXECUTIVE OFFICE. Change the name of any Borrower or the chief executive office of such Borrower or the address where such Borrower's books and records with respect to the Collateral are maintained unless such Borrower has (a) given Agent at least fifteen (15) Business Days' prior written notice of any such change and (b) made all such filings and recordings necessary to maintain the priority and, if perfected in accordance with the terms hereof, perfection of the Liens in favor of the Agent under the Loan Documents.

        7.9. SELF-DIRECTED REIT. Suffer or permit Lexington to be other than self-directed and self-administered or fail to obtain the consent of Agent prior to any change to third-party management or leasing.

        7.10. LIMITATIONS ON CERTAIN ACTIVITIES. Except in connection with the release of an Eligible Property in accordance with Section 2.17 or sales, transfers or encumbrances to another Borrower (i) no sale, transfer, pledge or assignment of more than 49% of the ownership interests in any of the Borrowers excluding Lexington; (ii) no sale, transfer or further encumbrances on any Collateral without Agent's consent and (iii) no material changes in any Borrower's business of owning, managing and investing in credit-tenant, net-lease, office, industrial and retail properties.

        7.11. DISTRIBUTION. Suffer or permit Lexington to use any portion of the Loans to make any distributions to partners or shareholders which exceed 95% of the greater of Lexington's (a) Funds From Operations or (b) taxable income.

        7.12. ERISA. No Borrower nor any of its Subsidiaries or ERISA Affiliates shall:

        (a) engage in any prohibited transaction described in Sections 406 of ERISA or 4975 of the Code for which a statutory or class exemption is not available or a private exemption has not been previously obtained from the DOL;

        (b) permit to exist any accumulated funding deficiency (as defined in Sections 302 of ERISA and 412 of the Code), with respect to any Plan, whether or not waived;

        (c) fail to pay timely required contributions or annual installments due with respect to any waived funding deficiency to any Plan;

        (d) terminate any Plan which would result in any liability of any Borrower or any ERISA Affiliate under Title IV of ERISA;

        (e) fail to make any contribution or payment to any Multiemployer Plan which any Borrower or any ERISA Affiliate may be required to make under any agreement relating to such Multiemployer Plan, or any law pertaining thereto;

        (f) fail to pay any required installment or any other payment required under Section 412 of the Internal Revenue Code on or before the due date for such installment or other payment; or

        (g) amend a Benefit Plan resulting in an increase in current liability for the plan year such that any Borrower or any ERISA Affiliate is required to provide security to such Plan under Section 401 (a) (29) of the Code.

        SECTION 8. EVENTS OF DEFAULT

        8.1. EVENTS OF DEFAULT. Upon the occurrence of any of the following events (each an "EVENT OF DEFAULT"):

        (a) PAYMENTS. Any Borrower shall fail to pay any principal of or interest on any Note within ten (10) days after the due date thereof, or any other amount payable hereunder shall not be paid within ten (10) days after notice from Lender; or

        (b) REPRESENTATIONS AND WARRANTIES. Any representation or warranty made or deemed made by any Borrower herein or in any other Loan Document or which is contained in any certificate, document or financial or other statement furnished at any time under or in connection with this Agreement or any other Loan Document shall prove to have been incorrect in any material respect on or as of the date made or deemed made; or

        (c) CERTAIN COVENANT DEFAULTS. Any Borrower shall default in the observance or performance of Sections 2.6 (c), 2.6 (d) or 6.16 and such default shall continue unremidied beyond the period specified therein. Any Borrower shall default in the observance or performance of any agreement contained in
Section 7.1 of this Agreement and such default shall continue unremedied for a period of 90 days after notice to Borrowers' Agent by Agent; or

        (d) CERTAIN OTHER COVENANT DEFAULTS. Any Borrower shall default in the observance or performance of any other covenant or provision of this Agreement or any of the other Loan Documents, and such default shall continue unremedied for a period of 30 days after notice from Agent or such longer period as may be reasonably necessary to cure such default (but in no event more than ninety (90) days) provided such Borrower commences such cure within said thirty (30) day period and diligently prosecutes same to completion (or such other period of time as may be specifically set forth elsewhere in this Agreement with respect to specific matters); or

        (e) CROSS-DEFAULT. Any Borrower shall (i) default in any payment of principal of or interest on any recourse Indebtedness which, individually or together with defaults by other Borrowers on any recourse Indebtedness, exceeds $1,000,000, beyond the period of grace, if any, provided in the instrument or agreement under which such recourse Indebtedness or Contingent Obligation was created; or (ii) default beyond applicable grace periods in the observance or performance of any other agreement or condition relating to any non-recourse Indebtedness or contained in any instrument or agreement evidencing, securing or relating thereto, or any other event shall occur, the effect of which default beyond applicable grace periods or other event is to cause, or to permit the holder or holders of $20,000,000 or more of non-recourse Indebtedness of such Borrower individually or together with defaults beyond applicable grace periods of other Borrowers to cause, with the giving of notice if required, such Indebtedness to become due prior to its stated maturity; or (iii) default beyond applicable grace periods in the observance or performance of any provision of any Ground Lease affecting an Eligible Property which if uncured is reasonably likely to have a Material Adverse Effect; or

        (f) QUALIFICATION AS REIT. Agent shall have determined in good faith, and shall have so given notice to Borrowers' Agent that Lexington has at any time ceased to qualify, or has not qualified, as a real estate investment trust for any of the purposes of the provisions of the Code applicable to real estate investment trusts; provided, however, that no Event of Default under this Section (f) shall be deemed to have occurred and be continuing if, within thirty
(30) days after notice of any such determination is given Borrowers' Agent shall have furnished Agent with an opinion of Borrowers' Agent's tax counsel (who shall be reasonably satisfactory to Agent provided that the Agent may not unreasonably withhold its approval) to the effect that the Lexington is then in a position to so qualify, or has so qualified, as the case may be, which opinion shall not contain any material qualification unsatisfactory to the Agent; or

        (g) INSOLVENCY, ETC. There shall be an Insolvency Event with respect to any Borrower; or

        (h) ERISA. (i) Any Borrower or ERISA Affiliate shall engage in any "prohibited transaction" (as defined in Section 406 of ERISA or Section 4975 of the Code) involving any Plan, (ii) any "accumulated funding deficiency" (as defined in Section 302 of ERISA), whether or not waived, shall exist with respect to any Plan, (iii) a Termination Event shall occur or (iv) any other event or condition shall occur or exist with respect to a Plan or a Multiemployer Plan; and in each case in clauses (i) through (iv) above, such event or condition, together with all other such events or conditions, if any, could subject any Borrower to any tax, penalty or other liabilities in the aggregate material in relation to the business, operations, property or financial or other condition of any Borrower and any of the foregoing are not corrected or cured within 30 days after notice to such Borrower; or

        (i) CERTAIN JUDGMENTS. One or more judgments or decrees shall be entered against any Borrower involving in the aggregate a liability (not paid or fully covered by insurance) of $1,000,000 or more and all such judgments or decrees shall not have been vacated, discharged, or stayed or bonded pending appeal within 60 days from the entry thereof; or

        (j) CERTAIN OWNERSHIP OF LEXINGTON. The officers and directors of Lexington (and/or their family members and trusts or similar entities established for the benefit of, or under the control of, any of them) shall cease at any time to maintain a direct or indirect minimum investment (including partnership interests in the Borrowers convertible or redeemable into Lexington common stock) in Lexington of not less than 2% of its outstanding common stock; or

        (k) LOAN DOCUMENTS. From and after the Closing Date, any Loan Document shall be terminated or otherwise shall cease to be in full force and effect except in accordance with this Agreement or shall cease to give the Agent the Liens purported to be given thereby or any party thereto other than a Lender shall cease to be, or shall assert that it is not, bound thereby in accordance with its terms and in the case of any party other than a Borrower, Borrowers' Agent shall not have taken such steps as may be reasonably necessary to enforce such Loan Document promptly after notice thereof by Agent; or

        (l) ELIGIBLE PROPERTIES. If the Collateral does not consist of at least one (1) Eligible Property and remain so until the Revolving Credit Termination Date;

then, and in any such event, (i) if such event is an Event of Default specified in paragraph (g) above, the Revolving Credit Commitment shall automatically and immediately terminate and the Obligations hereunder (with accrued interest thereon) and all other amounts owing under this Agreement, any Note and any other Loan Documents shall immediately become due and payable, and (ii) if such event is any other Event of Default, either or both of the following actions may be taken: (a) Agent may (and upon the written instructions of the Requisite Lenders shall), by notice to Borrowers' Agent, declare the Revolving Credit Commitment to be terminated forthwith, whereupon the Revolving Credit Commitment shall immediately terminate; and (b) Agent may (and upon the written instructions of the Requisite Lenders shall), by notice of default to Borrowers' Agent, declare the Loans hereunder (with accrued interest thereon) and all other amounts owing under this Agreement, any Note and any other Loan Document to be due and payable forthwith, whereupon the same shall immediately become due and payable. Except as expressly provided above in this Section 8.1, presentment, demand, protest and all other notices of any kind are hereby expressly waived; or

        8.2. ANNULMENT OF ACCELERATION. If payment on the Loans and any Note is accelerated in accordance with Section 8.1 of this Agreement, then and in every such case, the Agent may (and upon the written instructions of the Requisite Lenders shall), by an instrument delivered to Borrowers' Agent annul such acceleration and the consequences thereof, provided, that at the time such acceleration is annulled:

       (a) all arrears of interest on the Loans and any Note and all other sums payable in respect of the Loans and pursuant to this Agreement, any Note and each other Loan Document (except any principal of or interest or premium on the Loans and any Note and other sums which have become due and payable only by reason of such acceleration) shall have been duly paid; and

        (b) every other Default or Event of Default shall have been duly waived or otherwise cured;

provided, further, that no such annulment shall extend to or affect any subsequent Default or Event of Default or impair any right consequent thereon. The provisions of this Section 8.2 is for the sole benefit of the Agent and is not intended to benefit any Borrower and does not give any Borrower



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the right to require Agent or any Lender to rescind or annul any acceleration hereunder, even if the conditions set forth herein are met. No Lender may exercise any right or remedy hereunder except through the Agent.

        8.3. COOPERATION BY EACH BORROWER. To the extent that it lawfully may, each Borrower agrees that it will not at any time insist upon or plead, or in any manner whatever claim or take any benefit or advantage of any applicable present or future stay, extension or moratorium law, which may affect observance or performance of the provisions of this Agreement or of any Note or any other Loan Document.

         SECTION 9. THE AGENT

         9.1. APPOINTMENT. (a) Each Lender and each Issuing Bank hereby designates and appoints Fleet as the Agent of such Lender or such Issuing Bank under this Agreement, and each Lender and each Issuing Bank hereby irrevocably authorizes the Agent to take such action on its behalf under the provisions of this Agreement and the Loan Documents and to exercise such powers as are set forth herein or therein together with such other powers as are reasonably incidental thereto. The Agent agrees to act as such on the express conditions contained in this entire Section 9.

         (b) The provisions of this entire Section 9 (other than Sections 9.8 and 9.10(a)) are solely for the benefit of the Agent, the Lenders and Issuing Banks, and no Borrower shall have any right to rely on or enforce any of the provisions hereof. In performing its functions and duties under this Agreement, the Agent shall act solely as agent of the Lenders and the Issuing Banks and does not assume and shall not be deemed to have assumed any obligation or relationship of agency, trustee or fiduciary with or for any Borrower. The Agent may perform any of its duties hereunder, or under the Loan Documents, by or through its agents or employees.

         9.2. NATURE OF DUTIES. The Agent shall not have any duties or responsibilities except those expressly set forth in this Agreement or in the Loan Documents. The duties of the Agent shall be mechanical and administrative in nature. The Agent shall not have by reason of this Agreement a fiduciary relationship in respect of any Lender or Holder. Nothing in this Agreement or any of the Loan Documents, expressed or implied, is intended to or shall be construed to impose upon the Agent any obligations in respect of this Agreement or any of the Loan Documents except as expressly set forth herein or therein. Each Lender shall make its own independent investigation of the financial condition and affairs of each Borrower in connection with the making and the continuance of the Loans hereunder and shall make its own appraisal of the creditworthiness of each Borrower, and, except as specifically provided herein, Agent shall not have any duty or responsibility, either initially or on a continuing basis, to provide any Lender with any credit or other information with respect thereto, whether coming into its possession before the Closing Date or at any time or times thereafter.

         9.3. RIGHT TO REQUEST INSTRUCTIONS. The Agent may at any time request instructions from the Lenders with respect to any actions or approvals which by the terms of any of the Loan Documents the Agent is permitted or required to take or to grant, and the Agent shall be



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absolutely entitled to refrain from taking any action or to withhold any approval and shall not be under any liability whatsoever to any Person for refraining from any action or withholding any approval under any of the Loan Documents until it shall have received such instructions from those Lenders from whom the Agent is required to obtain such instructions for the pertinent matter in accordance with the Loan Documents. Without limiting the generality of the foregoing, no Lender or Holder shall have any right of action whatsoever against the Agent as a result of the Agent acting or refraining from acting under the Loan Documents in accordance with the instructions of the Requisite Lenders or, where required by the express terms of this Agreement, a greater proportion of the Lenders.

       9.4. RIGHTS, EXCULPATION, ETC. Neither Agent, any Affiliate of Agent, nor any of their respective officers, directors, employees, agents, attorneys or consultants, shall be liable to any Lender for any action taken or omitted by them hereunder or under any of the Loan Documents, or in connection herewith or therewith, except that Agent shall be liable for its gross negligence or willful misconduct in the performance of its express obligations hereunder. In the absence of gross negligence, Agent shall not be liable for any apportionment or distribution of payments made by it in good faith pursuant to Section 2.8, and if any such apportionment or distribution is subsequently determined to have been made in error the sole recourse of any Person to whom payment was due, but not made, shall be to recover from the recipients of such payments any payment in excess of the amount to which they are determined to have been entitled. Agent shall not be responsible to any Lender for any recitals, statements, representations or warranties herein or for the execution, effectiveness, genuineness, validity, enforceability, collectibility or sufficiency of this Agreement, the Notes or any of the other Loan Documents, or any of the transactions contemplated hereby and thereby; or for the financial condition of any Borrower, or any of its Subsidiaries or Affiliates. Agent shall not be required to make any inquiry concerning either the performance or observance of any of the terms, provisions or conditions of this Agreement or any of the Loan Documents or the financial condition of any Borrower or any of its Subsidiaries or Affiliates, or the existence or possible existence of any Default or Event of Default. Agent may at any time request instructions from Lenders with respect to any actions or approvals which, by the terms of this Agreement or of any of the Loan Documents, Agent is permitted or required to take or to grant without instructions from any Lenders, and if such instructions are promptly requested, Agent shall be absolutely entitled to refrain from taking any action or to withhold any approval and shall not be under any liability whatsoever to any Person for refraining from taking any action or withholding any approval under any of the Loan Documents until it shall have received such instructions from Requisite Lenders or, where applicable, all Lenders. Without limiting the foregoing, no Lender shall have any right of action whatsoever against Agent as a result of Agent acting or refraining from acting under this Agreement, the Notes or any of the other Loan Documents in accordance with the instructions of Requisite Lenders or, where applicable, all Lenders. Agent shall promptly notify each Lender at any time that the Requisite Lenders have instructed Agent to act or refrain from acting pursuant hereto.

         9.5. RELIANCE. The Agent shall be entitled to rely upon any written notices, statements, certificates, orders or other documents or any telephone message believed by it in good faith to be genuine and correct and to have been signed, sent or made by the proper Person, and with



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respect to all matters pertaining to this Agreement or any of the Loan Documents and its duties hereunder or thereunder, upon advice of legal counsel (including counsel for any Borrower), independent public accountants and other experts selected by it.

         9.6. INDEMNIFICATION. To the extent that the Agent is not reimbursed and indemnified by any Borrower, the Lenders will reimburse, within fifteen (15) days after notice from Agent, and indemnify the Agent for and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever which may be imposed on, incurred by, or asserted against it in any way relating to or arising out of the Loan Documents or any action taken or omitted by the Agent under the Loan Documents, in proportion to each Lender's Pro Rata Share. The obligations of the Lenders under this Section 9.6 shall survive the payment in full of the Loans, the Reimbursement Obligations and all other Obligations and the termination of this Agreement. In the event that after payment and distribution of any amount by Agent to Lenders, any Lender or third party, including Borrower, any creditor of Borrower or a trustee in bankruptcy, recovers from Agent any amount found to have been wrongfully paid to Agent or disbursed by Agent to Lenders, then Lenders, in proportion to their respective Pro Rata Shares, shall reimburse Agent for all such amounts.

         9.7. AGENT INDIVIDUALLY. With respect to its Pro Rata Share of the Revolving Credit Commitment hereunder, and the Loans made by it, Agent shall have and may exercise the same rights and powers hereunder and is subject to the same obligations and liabilities as and to the extent set forth herein for any other Lender. The terms "Lenders" or "Requisite Lenders" or any similar terms shall, unless the context clearly otherwise indicates, include Agent in its individual capacity as a Lender or one of the Requisite Lenders. Agent and its Affiliates may accept deposits from, lend money to, and generally engage in any kind of banking, trust or other business with any Borrower as if it were not acting as the Agent pursuant hereto.

         9.8. SUCCESSOR AGENTS. (a) RESIGNATION. The Agent may resign from the performance of its functions and duties as agent hereunder at any time by giving at least thirty (30) Business Days' prior written notice to the Borrowers' Agent and the Lenders. Such resignation shall take effect upon the acceptance by a successor Agent of appointment pursuant to this Section 9.8.

         (b) APPOINTMENT BY REQUISITE LENDERS. Upon any such resignation becoming effective, (i) if a co-agent shall then be acting with respect to this Agreement, such co-agent shall become the Agent or (ii) if no co-agent shall then be acting with respect to this Agreement, the Requisite Lenders shall have the right to appoint a successor Agent selected from among the Lenders, provided that the Requisite Lenders shall have received the prior written consent of Borrowers' Agent to such successor Agent, which consent shall not be unreasonably withheld or delayed.

         (c) APPOINTMENT BY RETIRING AGENT. If a successor Agent shall not have been appointed within the thirty (30) Business Day or shorter period provided in paragraph (a) of this Section 9.8, the retiring Agent shall then appoint a successor Agent which successor Agent shall be reasonably acceptable to Borrowers' Agent who shall serve as Agent until such time, if any, as the Lenders appoint a successor Agent as provided above.

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
         (d) RIGHTS OF THE SUCCESSOR AND RETIRING AGENTS. Upon the acceptance of any appointment as Agent hereunder by a successor Agent (which shall have been approved by Borrowers' Agent as provided above), such successor Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Agent, and the retiring Agent shall be discharged from its duties and obligations as Agent under this Agreement (but not as Lender). After any retiring Agent's resignation hereunder as Agent, the provisions of this entire Section 9 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was the Agent under this Agreement.

         9.9. RELATIONS AMONG THE LENDERS. Each Lender and each Issuing Bank agrees that it will not take any legal action, nor institute any actions or proceedings, against any Borrower or any other obligor hereunder, without the prior written consent of the Lenders. Without limiting the generality of the foregoing, no Lender may accelerate or otherwise enforce its portion of the Obligations, or unilaterally terminate its Revolving Credit Commitment except in accordance with Section 8.1.

       9.10  CONSENT AND APPROVALS; AGENCY PROVISIONS RELATING TO COLLATERAL.

                (a) Each Lender authorizes and directs Agent to enter into the Loan Documents other than this Agreement for the benefit of Lenders. Each Lender agrees that any action taken by Agent at the direction or with the consent of Requisite Lenders, in accordance with the provisions of this Agreement or any Loan Document, and the exercise by Agent at the direction or with the consent of Requisite Lenders of the powers set forth herein or therein, together with such other powers as are reasonably incidental thereto, shall be authorized and binding upon all Lenders, except for actions specifically requiring the approval of all Lenders. All communications from Agent to Lenders requesting Lenders determination, consent, approval or disapproval (i) shall be given in the form of a written notice to each Lender, (ii) shall be accompanied by a description of the matter or thing as to which such determination, approval, consent or disapproval is requested, or shall advise each Lender where such matter or thing may be inspected, or shall otherwise describe the matter or issue to be resolved, and (iii) shall include, if reasonably requested by a Lender and to the extent not previously provided to such Lender, any written materials provided to Agent by Borrowers' Agent in respect of the matter or issue to be resolved. Each Lender shall reply promptly, but in any event (x) within fifteen
(15) Business Days for those matters requiring the consent by all Lenders, (y) within fifteen (15) Business Days with respect to the acceptance of additional Eligible Properties and (z) except as provided in clauses (x) and (y), within ten (10) Business Days for those matters requiring the consent by Requisite Lenders in each instance, after receipt of the request therefor by Agent (in either event, the "LENDER REPLY PERIOD"). Unless a Lender shall give written notice to Agent that it objects to the recommendation or determination of Agent (together with a written explanation of the reasons behind such objection) within the Lender Reply Period, such Lender shall be deemed to have approved of or consented to such recommendation or determination. With respect to decisions requiring the approval of Requisite Lenders or all Lenders, Agent shall submit its recommendation or determination for approval of or consent to such recommendation or determination to all Lenders and upon receiving the required approval or consent shall follow the



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course of action or determination recommended to Lenders by Agent or such other course of action recommended by Requisite Lenders and each non-responding Lender shall be deemed to have concurred with such recommended course of action.

                (b) Agent is hereby authorized on behalf of all Lenders, without the necessity of any notice to or further consent from any Lender, from time to time prior to an Event of Default, to take any action with respect to any Collateral or Loan Document which may be necessary to perfect and maintain perfected Agent's Liens upon the Collateral granted pursuant to the Loan Documents. Agent may make, and shall be reimbursed for, Protective Advance(s) during any one calendar year with respect to each Property up to the sum of (i) amounts expended to pay real estate taxes, assessments and governmental charges or levies imposed upon such Property, (ii) amounts expended to pay insurance premiums for policies of insurance related to such Property, and (iii) Fifty Thousand Dollars ($50,000). Protective Advances in excess of said sum during any calendar year for any Property shall require the consent of Requisite Lenders. In addition, Agent is hereby authorized on behalf of all Lenders, without the necessity of any notice to or further consent from any Lender, to waive the imposition of the late fees provided for in Section 2.4(c) up to a maximum of one (1) time during the term of this Agreement, including any extensions.

                (c) Lenders hereby irrevocably authorize Agent, at its option and in its discretion, to release any Lien granted to or held by Agent upon any Collateral (i) upon termination of the Revolving Loan Commitment and repayment and satisfaction of all Loans, and all other Obligations and the termination of this Agreement or (ii) constituting Property being released in compliance with
Section 2.17 hereof or (iii) if approved, authorized or ratified in writing by Agent at the direction of all Lenders. Without in any manner limiting Agent's authority to act without any specific or further authorization or consent by Lenders (as set forth in Section 9.10(b)), upon request by Agent at any time, Lenders will confirm in writing Agent's authority to release the Security Documents with respect to any Property pursuant to Section 2.17 or this Section 9.10.

                (d) So long as no Default or Event of Default is then continuing, upon receipt by Agent of any such written confirmation as referenced in Section 9.10(c)(iii) from all Lenders of its authority to release Collateral, and upon at least five (5) Business Days prior written request by Borrowers' Agent, Agent shall (and is hereby irrevocably authorized by Lenders to) execute such documents as may be necessary to evidence the release of the Liens granted to Agent for the benefit of Lenders herein or pursuant hereto upon such Collateral; provided, that (i) Agent shall not be required to execute any such document on terms which, in Agent's opinion, would expose Agent to liability or create any obligation or entail any consequence other than the release of such Liens without recourse or warranty, and (ii) such release shall not in any manner discharge, affect or impair the Obligations or any Liens upon (or obligations of Borrower in respect of) any Property which shall continue to constitute part of the Collateral.

                (e) Except as provided in this Agreement, Agent shall have no obligation whatsoever to any Lender or to any other Person to assure that the Collateral exists or is owned by any Borrower or is cared for, protected or insured or has been encumbered or that the Liens



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granted to Agent herein or in any of the other Loan Documents or pursuant hereto or thereto have been properly or sufficiently or lawfully created, perfected, protected or enforced or are entitled to any particular priority.

                (f) Should Agent commence any proceeding or in any way seek to enforce its rights or remedies under the Loan Documents, irrespective of whether as a result thereof Agent shall acquire title to any Collateral, either through foreclosure, deed in lieu of foreclosure, or otherwise, each Lender, upon demand therefor from time to time, shall contribute its share (based on its Pro Rata Share) of the reasonable costs and/or expenses of any such enforcement or acquisition, including, but not limited to, fees of receivers or trustees, court costs, title company charges, filing and recording fees, appraisers' fees and fees and expenses of attorneys to the extent not otherwise reimbursed by any Borrower. Without limiting the generality of the foregoing, each Lender shall contribute its share (based on its Pro Rata Share) of all reasonable costs and expenses incurred by Agent (including reasonable attorneys' fees and expenses) if Agent employs counsel for advice or other representation (whether or not any suit has been or shall be filed) with respect to any Collateral or any part thereof, or any of the Loan Documents, or the attempt to enforce any security interest or Lien on any of the Collateral, or to enforce any rights of Agent or any Borrower's or any other party's obligations under any of the Loan Documents, but not with respect to any dispute between Agent and any other Lender(s). Any loss of principal and interest resulting from any Event of Default shall be shared by Lenders in accordance with their respective Pro Rata Shares. It is understood and agreed that in the event Agent determines it is necessary to engage counsel for Lenders from and after the occurrence of an Event of Default, said counsel shall be selected by Agent.

                (g) In the event that all or any portion of the Collateral is acquired by Agent as the result of a foreclosure or the acceptance of a deed or assignment in lieu of foreclosure, or is retained in satisfaction of all or any part of any Borrower's obligations, title to any such Collateral or any portion thereof shall be held in the name of Agent or a nominee or subsidiary of Agent, as agent, for the ratable benefit of Agent and Lenders.

       9.11. NOTICE OF EVENTS OF DEFAULT. Agent shall not be deemed to have knowledge or notice of the occurrence of any Default or Event of Default (other than nonpayment of principal of or interest on the Loans) unless Agent has received notice in writing from a Lender or a Borrower referring to this Agreement or the other Loan Documents, describing such event or condition and expressly stating that such notice is a notice of a Default or Event of Default. Should Agent receive such notice of the occurrence of a Default or Event of Default, or should Agent send any Borrower a notice of Default or Event of Default, Agent shall promptly give notice thereof to each Lender. Each Lender shall be obligated to notify Agent of any Default or Event of Default of which it has actual knowledge.

         9.12. RATABLE SHARING. The Lenders agree among themselves that (i) with respect to all amounts received by them which are applicable to the payment of the Obligations (excluding the fees described in Sections 3.1(g), 2.10, 2.13 and 2.14) equitable adjustment will be made so that, in effect, all such amounts will be shared among them ratably in accordance with their Pro Rata Shares, whether received by voluntary payment, by the exercise of the right of setoff or banker's



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lien, by counterclaim or crossaction or by the enforcement of any or all of the
Obligations (excluding the fees described in Sections 3.1(g), 2.10, 2.13 and 2.14), (ii) if any of them shall by voluntary payment or by the exercise of any right of counterclaim, setoff, banker's lien or otherwise, receive payment of a proportion of the aggregate amount of the Obligations held by it, which is greater than the amount which such Lender is entitled to receive hereunder, the Lender receiving such excess payment shall purchase, without recourse or warranty, an undivided interest and participation (which it shall be deemed to have done simultaneously upon the receipt of such payment) in such Obligations owed to the others that all such recoveries with respect to such Obligations shall be applied ratably in accordance with their Pro Rata Shares; provided, however, that if all or part of such excess payment received by the purchasing party is thereafter recovered from it, those purchases shall be rescinded and the purchase prices paid for such participations shall be returned to such party to the extent necessary to adjust for such recovery, but without interest except to the extent the purchasing party is required to pay interest in connection with such recovery. Each Borrower agrees that, except as otherwise expressly provided herein, any Lender so purchasing a participation from another Lender pursuant to this Section 9.12 may, to the fullest extent permitted by law, exercise all its rights of payment (including the right of setoff) with respect to such participation as fully as if such Lender were the direct creditor of such Borrower in the amount of such participation.

         9.13. DEFAULTING LENDERS. If for any reason any Lender (a "Defaulting Lender") shall fail or refuse to perform its obligations under this Agreement or any other Loan Document to which it is a party within the time period specified for performance of such obligation or, if no time period is specified, if such failure or refusal continues for a period of ten (10) Business Days after notice from Agent, then, in addition to the rights and remedies that may be available to Agent or any Borrower under this Agreement or applicable law, notwithstanding anything to the contrary contained herein, such Defaulting Lender's right to participate in the administration of the Loans, this Agreement and the other Loan Documents, including without limitation, any right to vote in respect of, to consent to or to direct any action or inaction of Agent or to be taken into account in the calculation of Requisite Lenders, shall be suspended during the pendency of such failure or refusal. If for any reason a Lender fails to make timely payment to Agent of any amount required to be paid to Agent hereunder (without giving effect to any notice or cure periods), in addition to other rights and remedies which Agent or any Borrower may have under the immediately preceding provisions or otherwise, Agent shall be entitled (i) to collect interest from such Defaulting Lender on such delinquent payment for the period from the date on which the payment was due until the date on which the payment is made at the Federal Funds Effective Rate, (ii) to withhold or setoff and to apply in satisfaction of the defaulted payment and any related interest, any amounts otherwise payable to such Lender under this Agreement or any other Loan Document, (iii) to bring an action or suit against such Lender in a court of competent jurisdiction to recover the defaulted amount and any related interest or (iv) cause the Defaulting Lender to assign its Pro Rata Share of the Loans to an Eligible Assignee designated by Agent upon the terms set forth in Section 9.14(b). Any amounts received by Agent in respect of a Defaulting Lender's Pro Rata Share of the Loans shall not be paid to such Defaulting Lender and shall be held by Agent and either applied against the purchase price of such Pro Rata Share of the Loans under Section 9.14 or Section 2.8(b)(v) or paid to such Defaulting Lender upon the Defaulting Lender's curing of its default.

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         9.14.  PURCHASING OF DEFAULTING LENDER'S PRO RATA SHARE.

         (a) Any Lender who is not a Defaulting Lender shall have the right, but not the obligation, in its sole discretion, to acquire all of a Defaulting Lender's Pro Rata Share of the Loans. If more than one Lender exercises such right, each such Lender shall have the right to acquire such proportion of such Defaulting Lender's Pro Rata Share of the Loans as they may mutually agree. Upon any such purchase of the Pro Rata Share of the Loans of a Defaulting Lender, the Defaulting Lender's interest in the Loans and its rights hereunder (but not its liability in respect thereof or under the Loan Documents or this Agreement to the extent the same relate to the period prior to the effective date of the purchase) shall terminate on the date of purchase, and the Defaulting Lender shall promptly execute all documents reasonably requested to surrender and transfer such interest to the purchaser thereof, including an appropriate Assignment and Acceptance Agreement and, notwithstanding Section 10.1(d), shall pay to Agent an assignment fee in the amount of $6,000. Notwithstanding the foregoing, if no Lender exercises the right to acquire the Defaulting Lender's Pro Rata Share of the Loans within thirty (30) days after the expiration of the cure period set forth in Section 9.13, Borrowers' Agent shall have the right to require the Agent to cause the Defaulting Lender to assign its Pro Rata Share of the Loans to an Eligible Assignee designated by the Borrowers' Agent who has agreed to accept such an assignment in accordance with the terms of Section 9.14(b), provided however, that Borrowers' Agent shall be entitled to exercise this right only if the Agent has not located an Eligible Assignee of its own and there is no dispute with the Defaulting Lender concerning such Default.

         (b) The purchase price for the Pro Rata Share of the Loans of a Defaulting Lender shall be equal to the amount of the principal balance of the Loans outstanding and owed by Borrowers to the Defaulting Lender. Prior to payment of such purchase price to Defaulting Lender, Agent shall apply against such purchase price any amounts payable in respect of such Pro Rata Share of the Loans as contemplated by the last sentence of Section 9.13. The Defaulting Lender shall be entitled to receive amounts owed to it by any Borrower under the Loans Documents which accrued prior to the date of the default by the Defaulting Lender, to the extent the same are received by Agent from or on behalf of Borrower. There shall be no recourse against any Lender or Agent for the payment of such sums except to the extent of the receipt of payments from any other party or in respect of the Loans.

         SECTION 10. GENERAL

         10.1. ASSIGNMENTS AND PARTICIPATIONS. (a) ASSIGNMENTS. No assignments or participation's of any Lender's rights or obligations under this Agreement shall be made except in accordance with this Section 10.1. Each Lender may assign to one or more Eligible Assignees who, so long as no Default or Event of Default exists and is continuing, is approved by Borrower's Agent (which approval shall not be unreasonably withheld, conditioned or delayed) all or a portion of its rights and obligations under this Agreement (including all of its rights and obligations with respect to the Loans and the Letters of Credit) in accordance with the provisions of this Section 10.1.

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         (b) LIMITATIONS ON ASSIGNMENTS. Each assignment shall be subject to the following conditions: (i) each assignment shall be of a constant, and not a varying, ratable percentage of all of the assigning Lender's right and obligations under this Agreement and, in the case of a partial assignment, shall be in a minimum principal amount of $15,000,000, (ii) each such assignment shall be to an Eligible Assignee who, so long as no Default or Event of Default exists and is continuing, is approved by Borrower's Agent (which approval shall not be unreasonably withheld, conditioned or delayed), and (iii) the parties to each such assignment shall execute and deliver to the Agent, for its acceptance and recording in the Register, an Assignment and Acceptance. Upon such execution, delivery, acceptance and recording in the Register, from and after the effective date specified in each Assignment and Acceptance and agreed to by the Agent, (A) the assignee thereunder shall, in addition to any rights and obligations hereunder held by it immediately prior to such effective date, if any, have the right to and obligations hereunder that have been assigned to it pursuant to such Assignment and Acceptance and shall, to the fullest extent permitted by law, have the same rights and benefits hereunder as if it were an original
Lender hereunder, (B) the assigning Lender shall, to the extent that rights and obligations hereunder have been assigned by it and assumed by the Eligible Assignee pursuant to such Assignment and Acceptance, relinquish its rights and be released from its obligations under this Agreement (and, in the case of an Assignment and Acceptance covering all or the remaining portion of such assigning Lender's rights and obligations under this Agreement, the assigning Lender shall cease to be a party hereto) and (C) each Borrower shall execute and deliver to the assignee thereunder a Note evidencing its obligations to such assignee with respect to the Loans and, if applicable, a new Note to the Assignor evidencing its remaining obligations to the Assignor. Notwithstanding the foregoing, the Agent hereunder shall be required to maintain a minimum Revolving Credit Commitment, Loans or a combination thereof of $20,000,000.

         (c) THE REGISTER. The Agent shall maintain at its address referred to in Section 10.10 a copy of each Assignment and Acceptance delivered to and accepted by it and a register (the "REGISTER") for the recordation of the names and addresses of the Lenders, the Revolving Credit Commitment of, and the principal amount of the Loans under the Revolving Credit Commitment owing to, each Lender from time to time and whether such Lender is an original Lender or the assignee of another Lender pursuant to an Assignment and Acceptance. The entries in the Register shall be conclusive and binding for all purposes, absent manifest error, and each Borrower, the Agent and the Lenders may treat each Person whose name is recorded in the Register as a Lender hereunder for all purposes of this Agreement. The Register shall be available for inspection by Borrowers' Agent or any Lender at any reasonable time and from time to time upon reasonable prior notice.

         (d) FEE. Upon its receipt of an Assignment and Acceptance executed by the assigning Lender and an Eligible Assignee and a processing and recordation fee of $2,500 (payable by the assigning Lender or the assignee, as shall be agreed between them), the Agent shall, if such Assignment and Acceptance has been completed and is in compliance with this Agreement and in substantially the form of Exhibit R hereto, (i) accept such Assignment and Acceptance, (ii) record the information contained therein in the Register and (iii) give prompt notice thereof to the Borrowers' Agents and the other Lenders.

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         (e) PARTICIPATIONS. Each Lender may sell participation's to one or more other financial institutions in or to all or a portion of its rights and obligations under and in respect of any and all facilities under this Agreement (including, without limitation, all or a portion of any or all of its Revolving Credit Commitment hereunder and the Loans owing to it and its undivided interest in the Letters of Credit); provided, however, that (i) such Lender's obligations under this Agreement (including, without limitation, its Revolving Credit Commitment hereunder) shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations, and (iii) each Borrower, the Agent and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement and (iv) such participant's rights to agree or to restrict such Lender's ability to agree to the modification, waiver or release of any of the terms of the Loan Documents, to consent to any action or failure to act by any party to any of the Loan
Documents or any of their respective Affiliates or to exercise or refrain from exercising any powers or rights which any Lender may have under or in respect of the Loan Documents, shall be limited to the right to consent to (A) increase in the Revolving Credit Commitment of the Lender from whom such participant purchased a participation, (B) reduction of the principal of, or rate or amount of interest on the Loans subject to such participation (other than by the payment or prepayment thereof), (C) postponement of the Revolving Credit Termination Date (other than pursuant to Section 2.1(c) hereof) and (D) release of any guarantor of the Obligations.

         (f) INFORMATION REGARDING THE BORROWER. Any Lender may, in connection with any assignment or participation pursuant to this Section 10.1, disclose to the assignee or participant or proposed assignee or participant, any information relating to any Borrower furnished to such Lender by the Agent or by or on behalf of such Borrower; provided that, prior to any such disclosure, such assignee or participant, or proposed assignee or participant, shall agree to preserve in accordance with Section 10.16 the confidentiality of any confidential information described therein.

         (g) PAYMENT TO PARTICIPANTS. Anything in this Agreement to the contrary notwithstanding, in the case of any participation, all amounts payable by any Borrower under the Loan Documents shall be calculated and made in the manner and to the parties required hereby as if no such participation had been sold.

         (h) LENDERS' CREATION OF SECURITY INTERESTS. Notwithstanding any other provision set forth in this Agreement, any Lender may at any time create a security interest in all or any portion of its rights under this Agreement (including, without limitation, Obligations owing to it and any Note held by it) in favor of any Federal Reserve bank in accordance with Regulation A of the Federal Reserve Board.

         (i) ASSIGNMENTS BY FLEET. If Fleet ceases to be a Lender under this Agreement by virtue of any assignment made pursuant to this Section 10.1, then, as of the effective date of such cessation, Fleet's obligations to issue Letters of Credit pursuant to Section 3.01 shall terminate and Fleet shall be an Issuing Bank hereunder only with respect to outstanding Letters of Credit issued prior to such date.

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        (j) FOREIGN BANKS. Any assignee or participant that is not created or organized under the laws of the United States or a political subdivision thereof shall deliver to the Borrowers' Agent a true and accurate certificate executed by a duly authorized officer to the effect that such party is subject to tax review and eligible to receive payments hereunder and under any Note without deduction or withholding of United States federal income tax (i) under the provisions of an applicable tax treaty concluded by the United States (in which case the certificate shall be accompanied by two duly completed copies of IRS Form 1001 (or any successor or substitute form or forms)) or (ii) under Sections 1442(c)(1) and 1442 (a) of the Internal Revenue Code (in which case the certificate shall be accompanied by two duly completed copies of IRS Form 4224 (or any successor or substitute form or forms).

        (k) BORROWERS' RIGHTS AND OBLIGATIONS UNAFFECTED. Notwithstanding anything to the contrary contained herein, no assignment or participation by any Lender shall result in any material change in any of the Loan Documents, any additional or increased cost or obligation to Borrowers or reduce the rights or benefits of the Borrowers hereunder without the prior written consent of the Borrowers' Agent.

         10.2. AMENDMENTS AND WAIVERS. (a) GENERAL PROVISIONS. Unless otherwise provided for or required in this Agreement, no amendment or modification of any provision of this Agreement or any of the other Loan Documents shall be effective without the written agreement of the Requisite Lenders (which the Requisite Lenders shall have the right to grant or withhold in their sole discretion) and the Borrowers' Agent; provided, however, that no Borrower's approval shall be required for any amendment or modification of Sections 9.1 through 9.14. No termination or waiver of any provision of this Agreement or any of the other Loan Documents, or consent to any departure by any Borrower therefrom, shall be effective without the written concurrence of the Requisite Lenders, which the Requisite Lenders shall have the right to grant or withhold in their sole discretion. Any waiver or consent shall be effective only in the specific instance and for the specific purpose for which it was given. No notice to or demand on any Borrower in any specific instance shall entitle such Borrower to any other or further notice or demand in similar or other circumstances.

         (b) AMENDMENTS, CONSENTS AND WAIVERS BY ALL LENDERS. Any amendment, modification, termination, waiver or consent with respect to any of the following provisions of this Agreement shall be effective only by a written agreement, signed by each Lender as described below (except as otherwise indicated):

                  (i) increase in the amount of such Lender's Revolving Credit Commitment,

                  (ii) reduction of the rate or amount of interest on the Loans, the Reimbursement Obligations, or any fees or other amounts payable to such Lender (other than by the payment or prepayment thereof),

                  (iii) reduction of the principal amount of any Loans (other than by the payment or prepayment thereof),

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                  (iv) postponement of any date (including the Revolving Credit
         Termination Date except as permitted by Section 2.1(c)) fixed for any payment of principal of, or interest on, the Loans, the Reimbursement Obligations or any fees or other amounts payable to such Lender (except with respect to any modifications of the application provisions relating to prepayments of Loans and other Obligations which are governed by Section 2.8(b),

                  (v) change in the definition of Requisite Lenders or in the aggregate Pro Rata Share of the Lenders which shall be required for the Lenders or any of them to take action hereunder or under the other Loan Documents,

                  (vi)  amendment of Section 9.12 or this Section 10.2,

                  (vii) assignment of any right or interest in or under this Agreement or any of the other Loan Documents by any Borrower,

                  (viii) waiver of any Event of Default described in Sections 8.1(a) or (g);

                  (ix) the release of any Eligible Property which would result in Maximum Availability being less than $30,000,000; and

                  (x)  change in the definition of Maximum Availability.

         (c) AGENT AUTHORITY. The Agent may, but shall have no obligation to, with the written concurrence of any Lender, execute amendments, modifications, waivers or consents on behalf of that Lender. Notwithstanding anything to the contrary contained in this Section 10.2, no amendment, modification, waiver or consent shall affect the rights or duties of the Agent under this Agreement and the other Loan Documents, unless made in writing and signed by the Agent in addition to the Lenders required above to take such action. Notwithstanding anything herein to the contrary, in the event that any Borrower shall have requested, in writing, that any Lender agree to an amendment, modification, waiver or consent with respect to any particular provision or provisions of this Agreement or the other Loan Documents, and such Lender shall have failed to state, in writing, that it either agrees or disagrees (in full or in part) with all such requests (in the case of its statement of agreement, subject to satisfactory documentation and such other conditions it may specify) within ten
(10) days after such request, then such Lender hereby irrevocably authorizes the Agent to agree or disagree, in full or in part, and in the Agent's sole discretion, to such requests on behalf of such Lender as such Lenders' attorney-in-fact and to execute and deliver any writing approved by the Agent which evidences such agreement as such Lender's duly authorized agent for such purposes.

         10.3 MARSHALLING; PAYMENTS SET ASIDE. None of the Agent, any Lender or any Issuing Bank shall be under any obligation to marshall any assets in favor of any Borrower or any other party or against or in payment of any or all of the Obligations. To the extent that such Borrower makes a payment or payments to the Agent, the Lenders or the Issuing Banks or any such Person



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exercise its rights of setoff, and such payment or payments or the proceeds of such enforcement or setoff or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be repaid to a trustee, receiver or any other party, then to the extent of such recovery, the obligation or part thereof originally intended to be satisfied, and all Liens, right and remedies therefor, shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.

         10.4 LIMITATION OF LIABILITY. No claim may be made by any Lender, any Issuing Bank, the Agent or any other Person (other than the Borrowers) against the Agent, any other Issuing Bank or any other Lender or the Affiliates, directors, officers, employees, attorneys or agents of any of them for any consequential or punitive damages in respect of any claim for breach of contract or any other theory of liability arising out of or related to the transactions contemplated by this Agreement, or any act, omission or event occurring in connection therewith; and each Lender, each Issuing Bank and the Agent hereby waives, releases and agrees not to sue upon any such claim for any such damages, whether or not accrued and whether or not known or suspected to exist in its favor.

         10.5 COUNTERPARTS; EFFECTIVENESS; INCONSISTENCIES. This Agreement and any amendments, waivers, consents, or supplements hereto may be executed in counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. This Agreement shall become effective against each Borrower, each Lender, each Issuing Bank and the Agent on the Closing Date. This Agreement and each of the other Loan Documents shall be construed to the extent reasonable to be consistent one with the other, but to the extent that the terms and conditions of this Agreement are actually inconsistent with the terms and conditions of any other Loan Document, this Agreement shall govern. In the event the Lenders enter into any co-lender agreement with the Agent pertaining to the Lenders' respective rights with respect to voting on any matter referenced in this Agreement or the other Loan Documents on which the Lenders have a right to vote under the terms of this Agreement or the other Loan Documents, such co-lender agreement shall be construed to the extent reasonable to be consistent with this Agreement and the other Loan Documents, but to the extent that the terms and conditions of such co-lender agreement are actually inconsistent with the terms and conditions of this Agreement and/or the other Loan Documents, as among the Lenders and Agent, such co-lender agreement shall govern. Notwithstanding the foregoing, any rights reserved to the Agent under this Agreement and the other Loan Documents shall not be varied or in any way affected by such co-lender agreement and the rights and obligation of each Borrower hereunder and under the Loan Documents will not be modified or affected by such co-lender agreement.

         10.6 DISCLAIMER BY LENDER. The Agent, the Issuing Banks and the Lenders shall not be liable to any contractor, subcontractor, supplier, laborer, architect, engineer, tenant or other party for services performed or materials supplied in connection with any work performed on any of the Properties. The Agent, the Issuing Banks and the Lenders shall not be liable for any debts or claims accruing in favor of any such parties against any Borrower or others or against any of the Properties. No Borrower is nor shall be an agent of either the Agent, the Issuing Banks or the Lenders for any purposes and neither the Lender, the Issuing Banks nor the Agent shall be



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deemed partners or joint venturers with any Borrower or any of its Affiliates.
Neither the Agent, the Issuing Banks nor the Lenders shall be deemed to be in privity of contract with any contractor or provider of services to any of the Properties, nor shall any payment of funds directly to a contractor or subcontractor or provider of services be deemed to create any third party beneficiary status or recognition of same by either the Agent, the Issuing Banks or the Lenders and each of the Borrowers agree to hold the Agent, the Issuing Banks and the Lenders harmless from any of the damages and expenses resulting from such a construction of the relationship of the parties or any assertion thereof.

        10.7 CHOICE OF LAW. THIS AGREEMENT, THE NOTES AND EACH LOAN DOCUMENT SHALL BE CONTRACTS UNDER AND SHALL BY GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CONNECTICUT.

         10.8 SUBMISSION TO JURISDICTION; WAIVER OF JURY TRIAL; ETC. NOTWITHSTANDING ANY OTHER PROVISION IN THIS AGREEMENT, ANY NOTE OR ANY OTHER LOAN DOCUMENT, EACH BORROWER HEREBY IRREVOCABLY (a) SUBMITS TO THE NON-EXCLUSIVE PERSONAL JURISDICTION OF ANY STATE OR FEDERAL COURT IN THE STATE OF CONNECTICUT IN ANY SUIT, ACTION OR OTHER LEGAL PROCEEDING RELATING TO THIS AGREEMENT OR THE NOTES OR ANY OF THE OTHER LOAN DOCUMENTS; (b) AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH SUIT, ACTION OR OTHER LEGAL PROCEEDING MAY BE HEARD AND DETERMINED IN, AND ENFORCED IN AND BY, ANY SUCH COURT; (c) WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO VENUE IN ANY SUCH COURT OR THAT SUCH COURT IS AN INCONVENIENT FORUM; (d) AGREES TO SERVICE OF PROCESS IN ANY SUCH PROCEEDING BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO BORROWERS' AGENT AT ITS ADDRESS SET FORTH HEREIN OR TO SUCH OTHER ADDRESS OF WHICH LENDER SHALL HAVE BEEN NOTIFIED IN WRITING (SUCH SERVICE TO BE EFFECTIVE ON THE EARLIER OF RECEIPT THEREOF OR, IN THE CASE OF SERVICE BY MAIL, THE 5TH DAY AFTER DEPOSIT OF SUCH SERVICE IN THE MAILS AS AFORESAID), (e) AGREES THAT THE FAILURE OF BORROWERS' AGENT TO GIVE ANY NOTICE OF ANY SUCH SERVICE OF PROCESS TO IT SHALL NOT IMPAIR OR EFFECT THE VALIDITY OF SUCH SERVICE OR ANY JUDGMENT BASED THEREON; (f) TO THE EXTENT THAT SUCH PARTY HAS ACQUIRED, OR HEREAFTER MAY ACQUIRE, ANY IMMUNITY FROM JURISDICTION OF ANY SUCH COURT OR FROM LEGAL PROCESS THEREIN, WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, SUCH IMMUNITY; (g) WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN CONNECTION WITH, OR WITH RESPECT TO, ANY SUIT, ACTION OR OTHER LEGAL PROCEEDING RELATING TO THIS AGREEMENT OR THE NOTES OR ANY OF THE OTHER LOAN DOCUMENTS, (i) ANY CLAIM THAT IT IS IMMUNE FROM ANY LEGAL PROCESS (WHETHER THROUGH SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID OF EXECUTION, EXECUTION OR OTHERWISE) WITH RESPECT TO IT OR ANY OF ITS PROPERTY, (ii) ANY CLAIM


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THAT IT IS NOT PERSONALLY SUBJECT TO THE JURISDICTION OF ANY SUCH COURT, AND
(iii) ANY RIGHT TO A JURY TRIAL; AND (h) AGREES THAT AGENT SHALL HAVE THE RIGHT TO BRING ANY LEGAL PROCEEDINGS (INCLUDING A PROCEEDING FOR ENFORCEMENT OF A JUDGMENT ENTERED BY ANY OF THE AFOREMENTIONED COURTS) AGAINST ANY BORROWER IN ANY OTHER COURT OR JURISDICTION IN ACCORDANCE WITH APPLICABLE LAW. NOTWITHSTANDING THE FOREGOING, NOTHING IN THIS SECTION SHALL AFFECT THE RIGHT OF AGENT TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR THE NOTES OR ANY OF THE OTHER LOAN DOCUMENTS IN THE COURTS OF ANY OTHER JURISDICTION OR THE RIGHT, IN CONNECTION WITH ANY LEGAL ACTION OR PROCEEDING WHATSOEVER, TO SERVE LEGAL PROCESS IN ANY OTHER MANNER PERMITTED BY LAW. EACH BORROWER HEREBY IRREVOCABLY DESIGNATES BORROWERS' AGENT AS ITS PROCESS AGENT TO RECEIVE SERVICE OF ANY AND ALL PROCESS AND DOCUMENTS ON ITS BEHALF IN ANY LEGAL PROCEEDING IN THE STATE OF CONNECTICUT AND BORROWERS' AGENT, BY ITS ACKNOWLEDGMENT BELOW, IRREVOCABLY AGREES TO SO ACT AS AGENT FOR SERVICE OF PROCESS. IF SUCH AGENT SHALL FOR ANY REASON FAIL TO ACT, OR BE PREVENTED FROM ACTING, AS SUCH AGENT, NOTICE THEREOF SHALL IMMEDIATELY BE GIVEN TO SUCH AGENT BY REGISTERED OR CERTIFIED MAIL AND EACH BORROWER AGREES PROMPTLY TO DESIGNATE ANOTHER AGENT FOR SERVICE OF PROCESS IN THE CITY OF HARTFORD, CONNECTICUT, SATISFACTORY TO AGENT UNDER THIS AGREEMENT, TO SERVE IN PLACE OF BORROWERS' AGENT AND DELIVER TO AGENT WRITTEN EVIDENCE OF SUCH SUBSTITUTE AGENT'S ACCEPTANCE OF SUCH DESIGNATION. BORROWERS' AGENT SHALL NEVERTHELESS CONTINUE TO SERVE AS AGENT FOR SERVICE OF PROCESS UNTIL ITS SUCCESSOR IS DULY APPOINTED.

        10.9 COMMERCIAL TRANSACTION. EACH BORROWER ACKNOWLEDGES THAT THE TRANSACTION OF WHICH THIS AGREEMENT IS A PART IS A COMMERCIAL TRANSACTION AND HEREBY WAIVES ITS RIGHTS TO NOTICE AND HEARING UNDER CHAPTER 903a OF THE CONNECTICUT GENERAL STATUTES OR BY OTHER APPLICABLE LAW WITH RESPECT TO ANY PREJUDGMENT REMEDY WHICH THE AGENT MAY DESIRE TO USE.

        10.10 NOTICES; CERTAIN PAYMENTS. (a) All notices, consents and other communications to Borrowers, Agent or any Lender relating hereto to be effective shall be in writing and shall be deemed made (i) if by certified mail, return receipt requested, four (4) Business Days after deposit in the United States mail, or if by facsimile, when received (in each case unless otherwise specified in this Agreement), (ii) if delivered by hand or overnight courier, when receipted for, in each case addressed to them as follows or at such other address as either of them may designate by written notice to the other in the manner set forth in this Section 10.10; (x) any Borrower: c/o Lexington Corporate Properties, Inc., 355 Lexington Avenue, New York, New York, Attention : T. Wilson Elgin with a copy to John P. Howitt, Esq., Paul, Hastings, Janofsky & Walker LLP, Thirty-First Floor, 399 Park Avenue, New York, NY 10022; or to (y)
Agent: Fleet National Bank, Suite 800,



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111 Westminster Street, Providence, Rhode Island 02903 Attention: Mark E.
Dalton, Vice President with a copy to Lorne W. McDougall, Esq., Edwards & Angell, 101 Federal Street, Boston, MA 02110; or to (z) any Lender: at the address set forth below each Lender's name on the signature pages hereof or the signature page of any applicable Assignment and Acceptance.

        (b) All payments on account of the Loans and the Note pursuant hereto or pursuant to the other Loan Documents shall be made for the account of Lender at:
By mail: Fleet National Bank, 111 Westminster Street, Providence, Rhode Island, 02903-2305, Mail Code RIMO215. By wire: Fleet National Bank, Providence, Rhode Island, ABA #011500010, Credit Account #9364958384, Re:
Lexington Attn:  Christine Rioles (401)-278-6764.

        (c) Notices to the Agent pursuant to Section 2 or 9 shall not be effective until received by the Agent.

Any Lender may by written notice to Agent and Borrowers' Agent specify or change its account and address for payment instructions hereunder.

        10.11 NO WAIVERS; CUMULATIVE REMEDIES; ENTIRE AGREEMENT; HEADINGS. No action, failure, delay or omission by, Agent or any Lender in exercising any rights and remedies under this Agreement, any Note or any other Loan Document, or otherwise, shall constitute a waiver of, or impair, any of the rights or privileges of Agent or any Lender hereunder or thereunder. No single or partial exercise of any such right or remedy shall preclude any other or further exercise thereof or the exercises of any other right or remedy. Such rights and remedies are cumulative and not exclusive of any rights and remedies provided by law or otherwise available, including, but not limited to, rights to specific performance (to the extent permitted by law) or any covenant or agreement contained in this Agreement or any of the Loan Documents. No waiver of any such right or remedy shall be effective unless given in writing or as otherwise provided in Section 10.2. No waiver of any such right or remedy shall be deemed a waiver of any other right or remedy hereunder or thereunder. Except as otherwise specifically provided in this Agreement, every right and remedy given by this Agreement or by applicable law to Agent or any Lender may be exercised from time to time and as often as may be deemed expedient by Agent or any Lender. This Agreement, each Note and the other Loan Documents constitute the entire agreement of the parties relating to the subject matter hereof and thereof and there are no verbal agreements relating hereto or thereto. Section headings herein shall have no legal effect. This Agreement, each Note and the other Loan Documents (including all covenants, representations, warranties, privileges, rights, and remedies made or granted herein or therein) shall inure to the benefit of, and be enforceable by Agent or any Lender and its respective successors and assigns, except as otherwise expressly provided in this Agreement. Borrowers may not directly or indirectly assign or transfer (whether by agreement, by operation of law or otherwise) any of their rights or obligations and liabilities hereunder without the prior written consent of Agent or any Lender affected thereby. Subject to the provisions of Section 10.1, each Lender may make, carry or transfer the Loans at, to or for the account of, any of its branch offices or the office of one or more of its Affiliates.

        10.12 SURVIVAL. The obligations of each Borrower under Sections 2.10, 2.13, 2.14, 2.15, 6.11, 10.13 and 10.15 (and all other indemnification and expense reimbursement obligations of


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Borrower under this Agreement) shall survive the repayment of the Loans and the cancellation of the Notes and the termination of the other obligations of such Borrower hereunder and under the other Loan Documents for a period of three (3) years after the date of such payment, except in the case of Section 6.11 and any other indemnification obligations which shall survive for a period of five (5) years; provided, however, that the Borrowers shall not be liable for any liability, claim, loss, cost or expense arising from any act or omission of any Lender or other indemnified party after the transfer of any Property by foreclosure, deed-in-lieu thereof or otherwise which doesn't arise from or deal with pre-existing conditions.

        10.13 PAYMENT OF EXPENSES AND TAXES. Each Borrower agrees (a) to pay or reimburse Agent within fifteen (15) Business Days after demand for all its out-of-pocket costs and expenses incurred in connection with the development, preparation and execution of, and any amendment, supplement or modification to, this Agreement, the Notes and any other Loan Documents or other documents prepared in connection herewith, and the consummation of the transactions contemplated hereby and thereby, including, without limitation, the reasonable fees and disbursements of counsel to Agent, (b) to pay or reimburse Agent, within fifteen (15) Business Days after demand for all its costs and expenses incurred in connection with the enforcement or preservation of any rights under this Agreement, the Note and any Loan Documents, or the satisfaction or review of conditions precedent to any borrowing other than that occurring on the Closing Date, including, without limitation, reasonable fees and disbursements of counsel to Agent and (c) to pay, indemnify, and to hold Agent and each Lender, and their respective officers, directors, employees and agents harmless from, any and all recording and filing fees and any and all liabilities with respect to, or resulting from any delay in paying, stamp, excise and other taxes, if any, which may be payable or determined to be payable in connection with the execution and delivery of, or consummation of any of the transactions contemplated by, or any amendment, supplement or modification of, or any waiver or consent under or in respect of, this Agreement, the Notes, the Loan Documents and any such other documents, and (d) to pay, indemnify, and hold Agent, and its officers, directors, employees and agents harmless from and against any and all other liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever with respect to the execution, delivery, enforcement, performance and administration of this Agreement or the other Loan Documents except to the extent resulting from the gross negligence or willful misconduct of such parties (all the foregoing, collectively, the "INDEMNIFIED LIABILITIES").

        10.14 FURTHER ASSURANCES. Each Borrower will, on request of Agent, (a) promptly correct any defect, error or omission in any Loan Document; (b) execute, acknowledge, deliver, procure, record or file such further instruments and do such further acts deemed reasonably necessary, desirable or proper by Agent to carry out the purposes of the Loan Documents and to identify and subject to the liens and security interests of the Loan Documents any property intended to be covered thereby, including any renewals, additions, substitutions, replacements, or appurtenances to any such Property; (c) execute, acknowledge, deliver, procure, file or record any document or instrument deemed reasonably necessary, desirable, or proper by Agent to protect the Liens or the security interests under the Loan Documents against the rights or interests of third persons; and (d) provide such certificates, documents, reports, information, affidavits and other instruments and do



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such further acts deemed reasonably necessary, desirable or proper by Agent to comply with the requirements of any agency having jurisdiction over Agent.

        10.15 NO BROKERS. Each Borrower hereby agrees to indemnify Agent and each Lender from any liability, claim or loss arising by reason of claims for any brokerage commission made by any Person claiming to have dealt with and Borrower or any Affiliate of such Borrower in connection with the Loans. Agent and each Lender agree to indemnify each Borrower from any liability, claim or loss arising by reason of claims for any brokerage commission made by any Person claiming to have dealt with Agent or any Lender in connection with the Loans. The provisions of this Section shall survive the repayment of the Loan and shall continue in full force and effect so long as the possibility of such liability (including attorneys' fees), claim or loss exists.

        10.16 CONFIDENTIALITY. Subject to Section 10.11, Agent and each Lender shall hold all confidential information obtained pursuant to the requirements of this Agreement in accordance with such party's customary procedures for handling confidential information of this nature and in accordance with safe and sound banking practices and in any event may make disclosure reasonably required by a bona fide offeree, transferee or participant in connection with the contemplated transfer or participation or as required or requested by any Governmental Authority or representative thereof or pursuant to legal process and shall require any such offeree, transferee or participant to agree (and require any of its offerees, transferees or participants to agree) to comply with this Section
10.16. In no event shall Agent or any Lender be obligated or required to return any materials furnished by any Borrower.

        SECTION 11. THE BORROWERS' AGENT

        11.1. APPOINTMENT OF AGENT.

        (a) Each Borrower hereby irrevocably designates and appoints Lexington (sometimes referred to in this Agreement as Borrowers' Agent), as its agent under this Agreement and the Loan Documents and the other documents or instruments delivered pursuant to or in connection herewith or therewith and each Borrower hereby authorizes Lexington, for such Borrower, to take such action on behalf of such Borrower under the provisions of the Loan Documents and to exercise such powers and perform such duties as are expressly delegated to Lexington or Borrowers' Agent by the terms of the Loan Documents, together with such other powers as are reasonably incidental thereto.

        (b) Agent or any Lender shall be entitled to rely, and shall be fully protected in relying, upon any note, writing, resolution, notice, consent, certificate, affidavit, letter, cablegram, telegram, telecopy, telex or teletype message, statement, order or other document or conversation reasonably believed by it to be genuine and correct and to have been signed, sent or made by the Borrowers' Agent in connection with this Agreement or any of the Loan Documents and upon advice and statements of legal counsel (including, without limitation, counsel to Borrowers), independent accountants and other experts selected by Borrowers' Agent in connection with the Loan Documents.

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                     - the next page is the signature page -

        IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their proper and duly authorized officers as of the day and year first above written.

BORROWERS:                                         LENDERS:

LEXINGTON CORPORATE PROPERTIES, INC.               FLEET NATIONAL BANK


By:                                                By:
   -------------------------------                     -------------------------
     T. Wilson Eglin                                    Mark E. Dalton
     Its:  President                                    Vice President


LEPERCQ CORPORATE INCOME FUND L.P.                 KEYBANK NATIONAL ASSOCIATION

BY:      LEX GP-1, Inc., its general partner

         By:                                       By:
             ---------------------                     -------------------------
              T. Wilson Eglin                           Michael D. Mitro
              Its:  President                           Vice President


LEPERCQ CORPORATE INCOME FUND II L.P.              SIGNET BANK

BY: LEX GP-1, Inc., its general partner

         By:                                       By:
             ---------------------                     -------------------------
              T. Wilson Eglin                           John A. Schissel
              Its:  President                           Vice President



UNION HILLS ASSOCIATES                             ADMINISTRATIVE AGENT:

BY:     Lepercq Corporate Income                    FLEET NATIONAL BANK
        Fund, L.P., its general partner

        By: Lex GP-1, Inc. its general partner
                                                    By:
                                                       -------------------------
                                                         Mark E. Dalton
           By:                                           Vice President
             ---------------------
               T. Wilson Eglin
               Its:  President

NORTH TAMPA ASSOCIATES                               LEX GP-1, INC.

BY:     Lepercq Corporate Income Fund II, L.P.
        its general partner                          By:
                                                         -----------------------
                                                          T. Wilson Eglin
        By: Lex GP-1, Inc. its general partner            Its:  President


           By:
               ------------------------
               T. Wilson Eglin
               Its:  President



                       ACKNOWLEDGMENT BY BORROWERS' AGENT


        We hereby acknowledge and accept the designation of Borrowers' Agent and agree to discharge the duties and responsibilities of Borrowers' Agent as set forth in the Loan Agreement until the Loans are paid in full.



                                           LEXINGTON CORPORATE PROPERTIES, INC.


                                           By:
                                               ---------------------------------
                                                T. Wilson Eglin
                                                Its:  President

                                    EXHIBIT A
                                   DEFINITIONS

               "AGENT" means Fleet and each successor agent appointed pursuant to the terms of Section 9 of this Agreement.

               "AGREEMENT" means this Amended and Restated Revolving Credit Agreement, as amended, supplemented or modified from time to time in accordance herewith.

               "AFFILIATE" means, with respect to a particular Person, (a) any Person which, directly or indirectly, is in Control of, is Controlled by, or is under common Control with such particular Person, or (b) any Person who is a director or officer or trustee (i) of such particular Person, (ii) of any Subsidiary of such particular Person or (iii) of any Person described in clause
(a) above.

               "APPLICABLE RATE" shall have the meaning set forth in Section 2.5(a).

               "APPRAISAL" means an appraisal which meets the requirements of FIRREA and such other standards as Agent reasonably and customarily requires in transactions of similar size and scope and performed by a Recognized Appraiser. The form and substance of any Appraisal and the final determination of market value is subject to review and approval by the Requisite Lenders.

               "APPRAISED VALUE" of any Eligible Property shall mean the value of such Eligible Property as set forth in the most recent Appraisal thereof accepted by the Requisite Lenders. The Appraised Value of each of the Eligible Properties as of the Closing Date is set forth on Exhibit P.

               "APPROVED LEASE" shall mean a Lease with an Approved Tenant having an unexpired term of not less than eight (8) years (except in the case of the Arizona Property which has an unexpired term of not less than four (4) years), covering not less than 80% of the net leaseable area of Property and requiring the Approved Tenant to pay all or substantially all of the cost and cost increases for real estate taxes, insurance, utilities, ordinary maintenance and structural repairs and other customary operating expenses associated with the Property and otherwise be reasonably acceptable in form and substance to the Requisite Lenders at the time the Eligible Property to which it pertains is accepted as Collateral. Any monetary obligation under an Approved Lease which is more than 90 days delinquent shall cause such lease to automatically lose its status as an Approved Lease. The initial Approved Leases are set forth on
Exhibit I.

               "APPROVED TENANT" shall mean a tenant who at all times maintains a Minimum Required Tenant Credit Rating or who is otherwise acceptable to the Requisite Lenders in their sole and absolute discretion.

               "ARIZONA PROPERTY" shall mean that certain Property located at 19019 North 59th Avenue, Glendale, Arizona.

               "ASSIGNMENT AND ACCEPTANCE" means an Assignment and Acceptance in substantially the form of Exhibit R attached hereto and made a part hereof (with blanks appropriately completed) delivered to the Agent in connection with an assignment of a Lender's interest under this Agreement in accordance with the provisions of Section 10.1.

               "ASSIGNMENTS OF LEASES" means each of the Collateral Assignments of Leases and Rents from time to time between Agent and any Borrower, each substantially in the form of the Assignment of Leases delivered on the Closing Date, as such Collateral Assignments of Leases and Rents may be amended, supplemented or modified from time to time.

               "BASE RATE" means a fluctuating interest rate per annum as shall be in effect from time to time, which rate per annum shall at all times be equal to the prime rate of interest announced by Agent from time to time, changing when and as said prime rate changes.

               "BASE RATE LOANS" means the portion of the Loans the interest on which is computed by reference to the Base Rate.

               "BORROWER" means any one of the Borrowers.

               "BORROWERS" has the meaning set forth in the first paragraph of this Agreement.

               "BORROWERS' AGENT" shall mean Lexington.

               "BORROWING" means a borrowing consisting of Loans made, continued or converted or a Letter of Credit issued hereunder.

               "BUILDINGS" means the buildings, structures and other improvements now or hereafter located on the Properties.

               "BUILDING SERVICE EQUIPMENT" means all apparatus, fixtures and articles of personal property owned by a Borrower now or hereafter attached to or used or procured for use exclusively in connection with the operation or maintenance of any Building located on or included in the Properties, including, but without limiting the generality of the foregoing, all engines, furnaces, boilers, stokers, pumps, heaters, tank dynamos, motors, generators, switchboards, electrical equipment, heating, plumbing, lifting and ventilating apparatus, air-cooling and air-conditioning apparatus, gas and electric fixtures, elevators, escalators, fittings, and machinery and all other equipment of every kind and description, used or procured for use in the operation of the Buildings (except apparatus, fixtures or articles of personal property belonging to lessees or other occupants of such building or to persons other than the Borrower unless the same be abandoned by any such lessee or other occupant or person), together with any and all replacements thereof and additions thereto.

               "BUSINESS DAY" means a day, in the applicable local time, which is not a Saturday or Sunday or a legal holiday and on which banks are not required or permitted by law or other governmental action to close (i) in Providence, Rhode Island, and (ii) in the case of Eurodollar Loans, in London, England, and (iii) in the case of Letter of Credit transactions for a particular Issuing Bank, in the place where its office for issuance or administration of the pertinent Letter of Credit is located.

               "CAPITALIZED LEASE OBLIGATION" means, as to any Person, any obligation of such Person to pay rent or other amounts under a lease of (or other agreement conveying the right to use) real or personal property which obligation is required to be classified or accounted for as a capital lease obligation on a balance sheet of such Person prepared in accordance with GAAP and, for purposes of this Agreement, the amount of such obligation at any date shall be the outstanding amount thereof at such date, determined in accordance with GAAP.

               "CASH EQUIVALENT" means (i) commercial paper rated P-1 or better by Moody's Investors Service, Inc. or A-1 or better by Standard & Poor's Corporation or similarly rated by any successor to either of such rating services, (ii) obligations of the United States government or any agency thereof which are backed by the full faith and credit of the United States, or (iii) deposits, including certificates of deposit, in any commercial bank or trust company (x) which is registered to do business in any state of the United States, (y) which has capital and surplus in excess of $100,000,000 and (z) whose short-term debt is rated A-1 or better by Standard & Poor's Corporation or P-1 or better by Moody's Investor's Service, Inc. or is similarly rated by any successor thereof, provided that each such item of commercial paper, each such obligation, and each such time deposit has a maturity date not later than one year after the date of purchase thereof.

               "CLOSING DATE" means February ___, 1997.

               "CODE" means the Internal Revenue Code of 1986, as amended from time to time.

               "COLLATERAL" means any real or personal property or interest or right subject to the mortgage or the lien and security interest of any of the Security Documents, in each case whether or not any such mortgage, lien or other security interest is perfected pursuant to applicable law.

               "COMMISSION" means the United States Securities and Exchange Commission or any successor to the responsibilities of such commission.

               "COMMON SHARES" means Lexington's common shares.

               "CONSOLIDATED" OR "CONSOLIDATED" means that term as applied to the accounts of the Borrower's and their Subsidiaries, as the case may be, in accordance with GAAP.

               "CONSOLIDATING" OR "CONSOLIDATING" means that term as applied to the accounts of the Borrowers, and their Subsidiaries, as the case may be, in accordance with GAAP.

               "CONTINGENT OBLIGATION" means, as to any Person, any obligation of such Person guaranteeing or intended to guarantee any Indebtedness, leases, dividends or other obligations ("PRIMARY OBLIGATIONS") of any other Person (the "PRIMARY OBLIGOR") in any manner, whether directly or indirectly, including, without limitation, any obligation of such Person, whether or not contingent,
(a) to purchase any such primary obligation or any property constituting direct or indirect security therefor, (b) to advance or supply funds (i) for the purchase or payment of any such primary obligation or (ii) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency of the primary obligor, (c) to purchase property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the payment of, or the ability of the primary obligor to make payment of, such primary obligation or (d) otherwise to assure or hold harmless the owner of such primary obligation against loss in respect thereof; provided, however, that the term Contingent Obligation shall not include endorsements of instruments for deposit or collection in the ordinary course of business. The amount of any Contingent Obligation shall be deemed to be an amount equal to the stated or determinable amount of the primary obligation in respect of which such Contingent Obligation is made or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof (assuming such Person is required to perform thereunder) as determined by such Person in good faith.

               "CONTRACTUAL OBLIGATION" means, as to any Person, the Articles of Incorporation and By-Laws or other organizational or governing documents of such Person, and any provision of any security issued by such Person, or of any agreement, instrument or undertaking to which such Person is a party or by which it or any of its property is bound.

               "CONTROL" (including with correlative meanings the terms "Controlling", "Controlled by" and "under common Control with"), as applied to any Person, means the possession of the power, direct or indirect, (i) to vote 51% or more of the securities or partnership interests having ordinary voting power for the election of directors, trustees or the managing general partner(s) of such Person, or (ii) to direct or cause the direction of the management and policies of such Person whether by contract or otherwise.

               "CUSTOMARY PERMITTED LIENS" means:

                             (i) Liens (other than Liens pertaining to violations of Environmental Laws and Liens in favor of the PBGC) with respect to the payment of taxes, assessments or governmental charges in all cases which are not yet due or which are being contested in good faith by appropriate proceedings in accordance with Section 6.23 and with respect to which adequate reserves or other appropriate provisions are being maintained in accordance with GAAP;

                             (ii) Statutory Liens against any Property of any Borrower or any of its Subsidiaries and Liens against any Property of any Borrower or any of its Subsidiaries in favor of suppliers, mechanics, carriers, materialmen, warehousemen or workmen and other Liens against any Property of such Borrower or any of its Subsidiaries imposed by law created in the ordinary course of business for amounts which, if not resolved in favor of the Borrower or such Subsidiary, could not result in a Material Adverse Effect or which are being contested in good faith by appropriate proceedings in accordance with
                             Section 5.23 and with respect to which adequate reserves or other appropriate provisions are being maintained in accordance with GAAP;

                             (iii) Liens (other than any Lien in favor of the PBGC) which have been or will be bonded or released of record within sixty (60) days after any Borrower has received notice thereof or which are being contested in good faith by appropriate proceedings in accordance with Section 5.23;

                             (iv) Zoning restrictions, easements, licenses, reservations, covenants, rights of way, utility easements, building restrictions and other similar charges or encumbrances on the use thereof which do not interfere in any material respect with the ordinary conduct of the business of the Borrower who owns such Property or any tenant thereof or access by the public to such Property;

                             (v) Rights of existing and future tenants, as tenants only, pursuant to Approved Leases; and

                             (vi) Such other title exceptions as Agent may approve in writing in its sole discretion.

               "DOL" means the United States Department of Labor and any Person succeeding to the functions thereof.

               "DEFAULT" means any of the events specified in Section 8.1, whether or not any requirement for the giving of notice, the lapse of time, or both, or any other condition, has been satisfied.

               "DEFAULTING LENDER" has the meaning set forth in Section 9.13.

               "DESIGNATED LENDER" has the meaning set forth in Section 2.8(b)(vi).

               "DOLLARS" or "$" shall mean lawful currency of the United States of America.

               "EBIDA" means, with respect to the Borrowers and their Subsidiaries, for any period of time, without duplication of counting, the sum of (i) the net income from operations on a consolidated basis (determined in accordance with GAAP for such period), plus (ii) depreciation, plus (iii) amortization, plus (iv) to the extent deducted from gross income to calculate net income from operations, Interest Charges on a consolidated basis for such period excluding (v) any gains or losses for such period from the sale of assets (on a tax effected basis) outside the ordinary course of business and any other extraordinary gains, or losses. It is acknowledged and agreed that for the purposes of calculating EBIDA with respect to Properties acquired or sold, EBIDA will be adjusted to include or exclude (as appropriate) that Property's contribution on a historical or pro forma basis reasonably acceptable to Agent.

               "ELIGIBLE ASSIGNEE" means (i) a Lender or any Affiliate thereof;
(ii) a commercial bank having total assets in excess of $2,500,000,000; (iii) the central bank of any country which is a member of the Organization for Economic Cooperation and Development; or (iv) a finance company or other financial institution acceptable to the Agent, which is regularly engaged in making, purchasing or investing in loans and having total assets in excess of $2,000,000,000 and in the case of subclause (ii), (iii) and (iv) of this defined term is otherwise acceptable to the Agent.

               "ELIGIBLE PROPERTY" has the meaning set forth in Section 2.16.

               "ELIGIBLE PROPERTY APPLICATION" shall mean a written request from the Borrowers' Agent to the Agent to designate any Property as an Eligible Property. Such request shall be accompanied by the following, all of which must be in form and substance reasonably acceptable to the Requisite Lenders:

                             (i) detailed statements of income and expenses for the prior two years (if available);

                             (ii) pro forma operating statements for the next eight years;

                             (iii) copies of all Leases and ground leases executed in connection with the Property;

                             (iv) a business and credit history for each tenant of the Property;

                             (v) an Environmental Report;

                             (vi) a physical and structural inspection report in form and substance and prepared by an engineer or consultant reasonably acceptable to Agent;

                             (vii) a rent roll certified with a schedule of the aging of rent payments and identifying whether any tenant is no longer in occupancy;

                             (viii) a Survey;

                             (ix) an Appraisal; and

                             (x) such other documentation as Agent customarily requires in similar transactions.

All of the foregoing is subject to review and approval by the Requisite Lenders. Upon the receipt of notice from the Agent that such property has been approved as an Eligible Property it shall thereafter continue to be designated as an Eligible Property and its owner as a Borrower so long as such Property and its owner meet the requirements of Section 2.16 (a) and (c).

         "ELIGIBLE PROPERTY NOI" means, for any period, Eligible Property Income minus Eligible Property Expenses. For such purposes:

                  (A) "Eligible Property Income" means, for the applicable period the revenues received from the operation of the Eligible Property, limited to base rent plus reimbursement of taxes and operating expenses and similar items of additional rent payable under applicable leases, but excluding security and other deposits held in reserve or trust, percentage rent and income generated from services rendered to third parties, all as determined in accordance with generally accepted accounting principles except that any rent leveling adjustments shall be deducted from rental income; and

                  (B) "Eligible Property Expenses" means for the applicable period all operating expenses incurred in connection with or relating to the operation of such Eligible Property, but shall (i) exclude interest expense;
(ii) exclude depreciation and other non-cash expenses; (iii) exclude capital expenditures or any other items which would not be treated as operating expenses under GAAP; (iv) include an accrual for management fees equal to the greater of
(a) three percent (3%) of gross revenues from such Eligible Property or (b) the actual management fees; and (v) include periodic expenses (such as but not limited to property taxes, insurance, utilities, routine maintenance and repairs).

         "ENVIRONMENTAL LAWS" means all statutes, ordinances, orders, rules and regulations relating to environmental matters, including, without limitation, those relating to fines, orders, injunctions, penalties, damages, contribution, cost recovery compensation, losses or injuries resulting from the Release or threatened Release of Hazardous Materials and to the generation, use, storage, transportation, or disposal of Hazardous Materials, in any manner applicable to Borrower, any tenant or any of their respective Subsidiaries or any of their respective properties, including, without limitation, the Comprehensive Environmental Response, Compensation, and Liability Act (42 U.S.C. Section 9601 et seq.), the Hazardous Material Transportation Act (49 U.S.C. Section 1801 et seq.), the Resource Conservation and Recovery Act (42 U.S.C. Section 6901 et seq.), the Federal Water Pollution Control Act (33 U.S.C. Section 1251 et seq.), the Clean Air Act (42 U.S.C. Section 7401 et seq.), the Toxic Substances Control Act (15 U.S.C.
Section 2601 et seq.), the Occupational Safety and Health Act (29 U.S.C. Section 651 et seq.) and the Emergency Planning and Community Right-to-Know Act (42 U.S.C. Section 11001 et seq.), each as amended or supplemented, and any analogous future or present local, state and federal statutes and regulations promulgated pursuant thereto, each as in effect as of the date of determination.

               "ENVIRONMENTAL REPORT" means a report meeting the requirements of Section 5.1(s).

               "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time, and the regulations promulgated and rulings issued thereunder.

               "ERISA AFFILIATE" means (i) any corporation which is a member of a controlled group of corporations within the meaning of Section 414(b) of the Code of which any Borrower is a member; (ii) any trade or business (whether or not incorporated) which is a member of a group of trades or businesses under common control within the meaning of Section 414(c) of the Code of which any Borrower is a member; and (iii) any member of an affiliated service group within the meaning of Section 414(m) or (o) of the Code of which any Borrower, any corporation described in clause (i) above or any trade or business described in clause (ii) above is a member.

               "ESTIMATED MARKET VALUE" means the EBIDA for the Borrowers on a consolidated basis based on the most recent four fiscal quarters divided by the greater of (i) 10% or (ii) the 10-year Treasury bond rate on the date of calculation plus 2%.

               "EURODOLLAR BASE" means the rate per annum (rounded upwards, if necessary, to the nearest 1/16 of 1%) shown on the display referred to as the "LIBO page" (or any display substituted therefor) of the Reuters U.S. Domestic Money Service transmitted through the Reuters monitor system as being the respective rates at which U.S. dollar deposits would be offered two (2) Business Days prior to the beginning of the relevant Interest Period by the principal London offices of each of the banks named thereon to major banks in the London interbank Eurodollar market at the relevant local time for delivery on the first day of such Interest Period for the number of days comprised therein and in the amount of the then outstanding Eurodollar Loans.

               "EURODOLLAR LOANS" means the portion of the Loans the interest on which is computed by reference to the Eurodollar Rate.

               "EURODOLLAR RATE" means, with respect to each Interest Period, the rate per annum equal to the sum of (A) the Eurodollar Base for such Interest Period divided by (ii) a percentage equal to one hundred percent (100%) minus the maximum reserve percentage applicable during such Interest Period under regulations issued from time to time by the Board of Governors of the Federal Reserve System (the "Board") for determining the maximum reserve requirements (including, without limitation, any basic, supplemental, marginal or emergency reserve requirements) for the Agent in respect of liabilities (as defined in Regulation D of the Board) having a term equal to the Interest Period; plus (B) one and one-half percent (1-1/2%).

               "EXCESS OUTSTANDINGS" shall have the meaning set forth in Section 2.6(c).

               "EXCLUDED TAXES" means income or franchise taxes of any Lender, any branch office of any Lender or any participant or assignee of any Lender imposed by the United States of America or any political subdivision or taxing authority thereof or therein or by any jurisdiction in which the lending office of any Lender is located or in which such Lender is organized or has its principal or registered office.

               "EXTENSION REQUEST" shall have the meaning set forth in Section 2.3(d).

               "EVENT OF DEFAULT" means any of the events specified in Section 8.1, provided that any requirement for the giving of notice, the lapse of time, or both, or any other condition, has been satisfied.

               "FEDERAL FUNDS EFFECTIVE RATE" means for any day, a fluctuating interest rate per annum equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published for such day (or, if such day is not a Business Day, for the preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day that is a Business Day, the average of the quotations for such day on such transactions received by the Lender from three (3) Federal funds brokers of recognized standing selected by the Lender.

               "FEE INTEREST" means any land and any Buildings, structures, improvements and fixtures owned in fee simple by a Borrower and equipment located thereon or used in connection therewith and all personality related thereto and all other real estate interests, owned beneficially by Borrower.

               "FINANCING STATEMENTS" means UCC-1 financing statements or comparable instruments, as required in any jurisdiction, for filing at the local and/or state level with respect to any personal property that is a part of any Property, each duly executed by the appropriate Borrower and, if required in any jurisdiction, Agent.

               "FIRREA" means the Financial Institutions Reform, Recovery, and Enforcement Act of 1989, as amended from time to time, and the regulations promulgated and rulings issued thereunder.

               "FLEET" shall mean Fleet National Bank, its successors and assigns.

               "FUNDING DATE" means with respect to any Loan, the date of funding of such Loan.

               "FUNDS FROM OPERATIONS" shall mean with respect to any fiscal period of a Borrower, an amount equal to net income of such Borrower (computed in accordance with generally accepted accounting principles), excluding gains (or losses) from debt restructuring and/or investment in marketable securities (before benefits for income taxes), plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. The adjustments for unconsolidated partnerships and joint ventures will be calculated to reflect funds from operations on the same basis.

               "GAAP" means generally accepted accounting principles set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements by the Financial Accounting Standards Board or in such other statement by such other entity as may be in general use by significant segments of the accounting profession, as in effect on the Closing Date; and the requirement that such principles be applied on a consistent basis shall mean that the accounting principles observed in a current period are comparable in all material respects to those applied in a preceding period.

               "GOVERNMENTAL AUTHORITY" means any nation or government, any state or other political subdivision thereof, and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government, and any corporation or other entity owned or controlled (through stock or capital ownership or otherwise) by any of the foregoing.

               "GROUND LEASE" means any ground lease covering a Property under which any Borrower is the ground lessee.

               "HAZARDOUS MATERIAL" means (i) any chemical, material or substance defined as or included in the definition of "hazardous substances," "hazardous wastes," "hazardous materials," "extremely hazardous waste," "restricted hazardous waste," or "toxic substances" or any other formulations intended to define, list or classify substances by reason of deleterious properties under any applicable Environmental Laws, (ii) any oil, petroleum or petroleum derived substance, any drilling fluids, produced waters and other wastes associated with the exploration, development or production of crude oil, any flammable substances or explosives, any radioactive materials, any toxic wastes or substances or any other materials or pollutants which (a) pose a hazard to any property of any Borrower, or any Subsidiaries or to Persons on or about such property or (b) cause such property to be in violation of any Environmental Laws, (ii) asbestos in any form which is or could become friable, urea formaldehyde foam insulation, electrical equipment which contains any oil or dielectric fluid containing levels of polychlorinated biphenyls in excess of fifty parts per million, and (iv) any other chemical, material or substance, exposure to which is prohibited, limited or regulated by any Governmental Authority or may or could pose a hazard to the health and safety of the owners, occupants or any Persons surrounding the Properties.

               "HOLDER" means any Person entitled to enforce any of the Obligations, whether or not such Person holds any evidence of Indebtedness, including, without limitation, the Agent, each Lender and each Issuing Bank.

               "INDEBTEDNESS" means, with respect to any Person, and without duplication, all indebtedness, obligations and other liabilities of such Person as determined in accordance with GAAP.

               "INITIAL FUNDING DATE" means the date on or before February __, 1997, on which all of the conditions described in Section 5.1 have been satisfied (or waived) in a manner satisfactory to the Agent and the Lenders and on which the initial Loans under this Agreement are made by the Lenders to the Borrowers' Agent.

               "INSOLVENCY EVENT" with respect to any Person, means that (i) such Person shall have suspended or discontinued its business or commenced any case, proceeding or other action (A) under any existing or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganization or relief of debtors, seeking to have an order for relief entered with respect to it, or seeking to adjudicate it a bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, winding-up, liquidation, dissolution, composition or other relief with respect to it or its debts, or (B) seeking appointment of a receiver, trustee, custodian or other similar official for it or for all or any substantial part of its assets, or such Person shall have made a general assignment for the benefit of its creditors; or (ii) there shall have been commenced against such Person any case, proceeding or other action of a nature referred to in clause (i) above which (A) results in the entry of an order for relief or any such adjudication or appointment or (B) remains undismissed, undischarged or unbonded for a period of 90 days; or (iii) there shall have been commenced against such Person any case, proceeding or other action seeking issuance of a warrant of attachment, execution, distraint or similar process against all or substantially all of its assets, which results in the entry of an order for any such relief which shall not have been vacated, discharged, or stayed or bonded pending appeal within 90 days from the entry thereof; or (iv) such Person shall have taken any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the acts set forth in clause (i), (ii) or (iii) above; or (v) such Person shall generally not be paying, or shall have been unable to pay, or shall have admitted in writing its inability to pay, its debts as they become due.

               "INTEREST CHARGES" of a Person for any period means the sum of
(i) the aggregate interest accrued and payable in cash, securities or otherwise on all Indebtedness of such Person and its Affiliates or Subsidiaries, if any, on a consolidated basis for such period, plus (ii) the aggregate amount of debt discount or other amounts analogous to interest accruing during or attributable to such period, whether or not payable during such period, including without limitation all commissions, discounts and other fees and charges owed with respect to letters of credit and bankers' acceptance financing and net costs under (a)(i) interest rate swap agreements, interest rate collar agreements, and
(ii) other agreements or arrangements designed to protect such Person and/or its Affiliates or Subsidiaries against fluctuations in interest rates; and (b) foreign exchange contracts and other agreements or arrangements designed to protect such Person and/or its Affiliates or Subsidiaries against fluctuations in currency values, all amounts calculated above to be determined in conformity with GAAP.

               "INTEREST PAYMENT DATE" means the first day of each calendar month during the term of the Loans.

               "INTEREST PERIOD" is defined in Section 2.5(a).

               "INTEREST RATE DETERMINATION DATE" means each date for calculating the Base Rate or the Eurodollar Rate for a Loan or the continuation/conversion thereof. The Interest Rate Determination Date shall be the second Business Day prior to the first day of the related Interest Period for a Eurodollar Loan and the date of calculation in the case of a Base Rate Loan.

               "ISSUING BANK" means Fleet unless Fleet is unable or unwilling to issue a Letter of Credit, in which event Agent shall select another Lender in writing to act as an "Issuing Bank" for the purpose of issuing Letters of Credit pursuant to Section 3.1.

               "LEASEHOLD INTERESTS" means any leasehold estate in any land and/or any buildings, structures, improvements and fixtures owned beneficially by a Borrower and all equipment located thereon or used in connection therewith and all personality (including, without limitation, franchises) related thereto, owned beneficially by a Borrower.

               "LEASE OR LEASES" means a lease (other than a Ground Lease), sublease under which a Borrower is the lessor or sublessor, license, concession agreement or other agreement providing for the use or occupancy of any portion of any Property, including all amendments, supplements, modifications and assignments thereof and all side letters or side agreements relating thereto.

               "LENDER" means, each financial institution a signatory hereto as a Lender and each Eligible Assignee which becomes a party hereto as a Lender, whether as a signatory hereto or pursuant to an Assignment and Acceptance.

               "LETTER OF CREDIT" means any Letter of Credit issued by an Issuing Bank pursuant to Section 3.1 for the account of any Borrower and any amendments thereto or extensions thereof.

               "LETTER OF CREDIT FEE" is defined in Section 2.14(b).

               "LETTER OF CREDIT OBLIGATIONS" means, at any particular time, the sum of (i) all outstanding Reimbursement Obligations, plus (ii) the aggregate undrawn face amount of all outstanding Letters of Credit, plus (iii) the aggregate face amount of all Letters of Credit requested by any Borrower but not yet issued.

               "LETTER OF CREDIT REIMBURSEMENT AGREEMENT" means, with respect to a Letter of Credit, such form of application therefor and form of reimbursement agreement therefor (whether in a single or several documents, taken together) as the Issuing Bank from which the Letter of Credit is requested may employ in the ordinary course of business for its own account, with such modifications thereto as may be agreed upon the Issuing Bank and the Borrowers' Agent and are not materially adverse (in the judgment of the Issuing Bank and Agent) to the interests of the Lenders; provided, however, in the event of any conflict between the terms of any Letter of Credit Reimbursement Agreement and this Agreement, the terms of this Agreement shall control.

               "LEXINGTON" means Lexington Corporate Properties, Inc.

               "LIEN" means any mortgage, lien, pledge, adverse claim, charge, security interest or other encumbrance in or on, any Property or any interest therein including, without limitation, any conditional sale or other title retention agreement or Capitalized Lease Obligation or the signing or filing of a financing statement or the signing of any security agreement authorizing any other party as the secured party thereunder to file any financing statement.

               "LOANS" (AND SINGULARLY, A "LOAN") is defined in Section 2.1(a).

               "LOAN ACCOUNT" is defined in Section 2.2(b).

               "LOAN DOCUMENTS" means, collectively, this Agreement, the Note, the Environmental Indemnity and Agreement, the Security Documents and all other agreements, documents or instruments delivered pursuant to or in connection with any of the foregoing, as such agreements, documents or instruments may be amended, modified or supplemented from time to time.

               "MAC" means, with respect to the Borrowers as a whole or any Eligible Property any material adverse change in the business, operations, assets, prospects or financial condition or other condition of such Borrowers or Eligible Property.

               "MADSC AMOUNT" shall be calculated as follows: Eligible Property NOI for the Eligible Properties for the most recent four fiscal quarters (the "Measuring Period") divided by 1.6 = Maximum Assumed Debt Service. Maximum Assumed Debt Service divided by 12 = Maximum Assumed Monthly Debt Service. Maximum Assumed Monthly Debt Service divided by Monthly Debt Service Constant = MADSC Amount. The Monthly Debt Service Constant shall be the percentage necessary to fully amortize $1.00 at an annual interest rate equal to the 10 year U.S. Treasury bond rate on the date of calculation plus 2.25% over a 240 month amortization schedule. It is acknowledged and agreed that for purposes of calculating Eligible Property NOI with respect to any Eligible Property acquired by a Borrower during the Measuring Period, net operating income for such property shall include net operating income for the property during the entire Measuring Period prior to the date of acquisition of such property by the applicable Borrower. Eligible Property NOI for any Eligible Property for which four (4) full quarters of operating information is not available or is not indicative of the current operations of such property (including any newly constructed property or other property in the lease-up period) shall be calculated on (a) a pro forma basis based upon net operating income for the most recent quarter or portion thereof in the case of an existing property or (b) on a pro-forma basis reasonably acceptable to Agent in the case of a sale-leaseback or new construction.

               "MATERIAL ADVERSE EFFECT" means a material adverse effect upon
(a) the business, operations, assets, prospects or financial condition or other condition of the Borrowers as a whole or any Eligible Property, (b) the ability of the Agent to enforce any of the Loan Documents, or (c) the ability of the Borrowers to perform their obligations under the Loan Documents.

               "MAXIMUM AVAILABILITY" means as of any date of determination the lesser of (i) the Revolving Credit Commitments in effect on such date; (ii) 60% of the Appraised Value of Eligible Properties; (iii) the MADSC Amount and (iv) the net present value of projected Eligible Property NOI from all Eligible Properties on a monthly basis from Approved Leases currently in place for the next ten calendar years (beginning the January 1st following the date of calculation) based on an interest rate equal to the 10-year U.S. Treasury bond rate on the date of calculation plus 0.5%.

               "MINIMUM ESTIMATED NET WORTH" means Estimated Market Value plus unrestricted cash or Cash Equivalents less Total Liabilities. Investments in unconsolidated affiliates shall be included at the lesser of cost or fair market value. All Contingent Obligations and Indebtedness attributable to unconsolidated affiliates shall be excluded in determining net worth.

               "MINIMUM REQUIRED TENANT CREDIT RATING" shall have the meaning set forth in Section 2.16 (a)(iii).

               "MORTGAGES" (AND SINGULARLY, A "MORTGAGE") means each of the Mortgages and Security Agreements, Deeds of Trust and Security Agreements, or Deeds to Secure Debt and Security Agreements, or other similar documents as applicable in the particular jurisdiction where the Property covered by such instrument is located, from time to time made by any Borrower in favor of the Agent for the benefit of each Lender under the terms of this Agreement or which was executed under the Original Agreement and modified in connection with this Agreement, each substantially in the form of the Mortgages delivered or existing on the Closing Date, as such agreements may be amended, modified or supplemented from time to time.

               "MULTIEMPLOYER PLAN" means a "multiemployer plan" as defined in
Section 4001(a)(3) of ERISA to which Borrower or any ERISA Affiliate is making or accruing an obligation to make contributions, or has within any of the preceding five plan years made or accrued an obligation to make contributions.

               "MULTIPLE EMPLOYER PLAN" means an employee benefit plan, other than a Multiemployer Plan, subject to Title IV of ERISA to which Borrower or any ERISA Affiliate, and at least one employer other than Borrower or an ERISA Affiliate, is making or accruing an obligation to make contributions or, in the event that any such plan has been terminated, to which Borrower or any ERISA Affiliate made or accrued an obligation to make contributions during any of the five plan years preceding the date of termination of such plan.

               "NET PROPERTY PROCEEDS" means, with respect to any Property (a) the gross proceeds received by or for the account of a Borrower from any sale, lease or other disposition of such Property, minus the reasonable out-of-pocket fees and expenses incurred by Borrower in connection with such sale or other disposition, (b) all insurance proceeds paid and received by or for the account of such Borrower net of reasonable settlement and collection costs and expenses and on account of the loss of or damage of any such Property, to the extent such proceeds are not applied to the replacement or restoration of such assets and
(c) all proceeds received by or for the account of such Borrower, arising from the taking by condemnation or eminent domain of any such Property, to the extent such proceeds are not applied to the replacement or restoration of such assets.

               "NET SECURITIES PROCEEDS" with respect to any private or public offering of securities means the gross proceeds thereof received by or for the account of Lexington net of (a) underwriting discounts and commissions and (b) reasonable out-of-pocket fees and expenses incurred in connection with such offering or borrowing.

               "NON-DISTURBANCE AGREEMENTS" means each of the Subordination, Non-Disturbance and Attornment Agreements from time to time between Agent and the tenants of the Properties, each substantially in the form of the subordination, non-disturbance and attornment agreements delivered in connection with the Original Agreement with respect to the existing Eligible Properties with such modification as Agent may reasonably request or approve, as such Subordination, Non-Disturbance and Attornment Agreements may be amended, modified or supplemented from time to time.

               "NON PRO RATA LOAN" is defined in Section 2.8(b)(v).

               "NOTE" means a promissory note in the form attached hereto as Exhibit B payable to a Lender, evidencing certain of the Obligations of each Borrower to such Lender and executed by the Borrowers as required by Section 2.2, as the same may be amended, supplemented, modified or restated from time to time; "NOTES" means, collectively, all of such Notes outstanding at any given time.

               "NOTICE OF BORROWING" means a notice substantially in the form of Exhibit C hereto delivered by Borrowers' Agent to Agent pursuant to Sections 2.3 or 3.1 with respect to a proposed Borrowing.

               "NOTICE OF CONTINUATION/CONVERSION" means a notice substantially in the form of Exhibit F hereto delivered by Borrower to Lender pursuant to
Section 2.5 with respect to a continuation or conversion of one or more Loans.

               "OBLIGATIONS" mean all Outstanding Amounts, Loans, advances, debts, liabilities, obligations, covenants and duties owing by any Borrower to the Agent, any Lender, any Issuing Bank, any Affiliate of the Agent, Lender or any Issuing Bank, or any Person entitled to indemnification pursuant to Section
9.6 or any other provision of this Agreement, of any kind or nature, arising under this Agreement, the Notes or any other Loan Document. The term includes, without limitation, all interest, charges, expenses, fees, reasonable attorneys' fees and disbursements and any other sum chargeable to any Borrower under this Agreement or any other Loan Document.

               "ORIGINAL AGREEMENT" shall have the meaning set forth in the first Whereas clause of the Agreement.

               "OUTSTANDING AMOUNT" means, as of any date as of which the amount thereof shall be determined, the aggregate outstanding principal amount of the Loans, and the aggregate Letters of Credit outstanding.

               "PBGC" means the Pension Benefit Guaranty Corporation established pursuant to Subtitle A of Title IV of ERISA, or any successor to the responsibilities of such corporation.

               "PERMIT" shall have the meaning set forth in Section 2.16(b).

               "PERMITTED EXCEPTIONS" means those exceptions to title set forth on Exhibit H.

               "PERSON" means any natural person, corporation, limited liability company, limited partnership, general partnership, joint stock company, joint venture, association, company, trust, bank, trust company, land trust, business trust or other organization, whether or not a legal entity, and any Governmental Authority.

               "PLAN" means an employee benefit plan, other than a Multiemployer Plan, maintained for or covering any employees of Borrower or any ERISA Affiliate and subject to Title IV of ERISA.

               "PROPERTY" OR "PROPERTIES" means any real estate that constitutes Collateral for the Loans (including Eligible Property that no longer constitutes Eligible Property) unless released in accordance with Section 2.17 hereof.

               "PRO RATA SHARE" means, with respect to any Lender, the percentage obtained by dividing (i) such Lender's Revolving Credit Commitment (in each case, as adjusted from time to time in accordance with the provisions of this Agreement or any Assignment and Acceptance to which such Lender is a party) by (ii) the aggregate amount of all of the Revolving Credit Commitments then outstanding.

               "PROTECTIVE ADVANCE" means all sums expended as determined by Agent to be necessary to: (a) protect the priority, validity and enforceability of the Liens on, and security interests in, any Collateral and the instruments evidencing or securing the Obligations, or (b) (i) prevent the value of any Collateral from being materially diminished (assuming the lack of such a payment within the necessary time frame could potentially cause such Collateral to lose value), or (ii) protect any of the Collateral from being materially damaged, impaired, mismanaged or taken, including, without limitation, any amounts expended in accordance with Section 9.10 or post-foreclosure ownership, maintenance, operation or marketing of any Property.

               "REAL PROPERTY" has the meaning set forth in Section 6.11.

               "RECOGNIZED APPRAISER" means an independent, qualified and recognized professional appraiser selected and retained by Lender having at least five years' prior experience in performing real estate appraisals in the geographic area where the property being appraised is located, and meeting any qualifications required by FIRREA.

               "REIMBURSEMENT DATE" has the meaning set forth in Section 3.1(d).

               "REIMBURSEMENT OBLIGATIONS" means the aggregate outstanding noncontingent reimbursement or repayment obligations of any Borrower with respect to amounts drawn under the Letters of Credit which are not paid with Loan advances hereunder.

               "RELEASE" means any release, spill, emission, leaking, pumping, pouring, injection, escaping, deposit, disposal, discharge, dispersal, leaching or migration of any Hazardous Materials into the indoor or outdoor environment (including, without limitation, the abandonment or disposal of any barrels, containers or other closed receptacles containing any Hazardous Materials), or into or out of any facility, including the movement of any Hazardous Material through the air, soil, surface water, groundwater or property.

               "REPLACEMENT RESERVE" has the meaning ascribed to it in Section 6.17.

               "REPORTABLE EVENT" means a "reportable event" within the meaning of Section 4043 of ERISA (other than a "reportable event" for which the 30-day notice to PBGC requirement has been waived by regulation).

               "REQUIREMENTS OF LAW" means, as to any Person, any law, treaty, rule or regulation, or judgment, order, directive or other determination of any arbitrator or a court or other Governmental Authority, in each case applicable to or binding upon such Person or any of its properties or to which such Person or any of its property is subject.

               "REQUISITE LENDERS" means Lenders whose Pro Rata Shares, in the aggregate, are at least fifty-one percent (51%); provided, however, that, in the event any of the Lenders shall have failed to fund its Pro Rata Share of any Loan requested by the Borrowers' Agent which such Lender is obligated to fund under the terms of this Agreement and any such failure has not been cured as provided in Section 2.8(b)(v)(B), then for so long as such failure continues, "Requisite Lenders" means Lenders (excluding all Lenders whose failure to fund their respective Pro Rata shares of such Loans have not been so cured) whose Pro Rata Shares represent at least fifty-one percent (51%) of the aggregate Pro Rata Shares of such non-defaulting Lenders; provided, further, however, that, in the event that the Revolving Credit Commitments have been terminated upon the occurrence and during the continuance of an Event of Default pursuant to the terms of this Agreement, "Requisite Lenders" means Lenders (without regard to such Lenders' performance of their respective obligations hereunder) whose aggregate ratable shares (stated as a percentage) of the aggregate outstanding principal balance of all Loans are at least fifty-one percent (51%).

               "RESPONSIBLE OFFICER" means the president, an executive vice president, vice president or treasurer of the applicable Borrower or Borrowers' Agent.

               "RESTRICTED PAYMENT" means (a) every dividend or other distribution of assets, properties, cash, rights, obligations or securities paid, made, declared or authorized by Lexington in respect of any of its partnership interests, Common Shares, or other equity securities, or any class of partnership interests or equity securities, or for the benefit of holders of any thereof in their capacity as such in excess of the amount necessary to maintain Lexington's REIT status and (b) every payment by or for the account of Borrower or any of its Affiliates or Subsidiaries in connection with the redemption, purchase, retirement, defeasance or other acquisition of any partnership interests (except for the exchange of limited partnership interests for Common Shares of Lexington), Common Shares, Preferred Shares or other equity securities of any Borrower or Lexington or options, warrants or other rights to acquire any of Borrowers' partnership interests or Lexington's equity securities and (c) every payment (i) of principal, interest, fees or other amounts in respect of any Indebtedness of any Borrower to any Affiliate or Subsidiary of such Borrower or (ii) in respect of the redemption, purchase, retirement, defeasance, or other acquisition from an Affiliate or Subsidiary of any Borrower of any Indebtedness of such Borrower, and (d) every direct or indirect investment by any Borrower (by means of capital contribution, advance, loan or otherwise) in an Affiliate or Subsidiary or any Person which becomes an Affiliate or Subsidiary after or as a result of such investment, and (e) every payment by or for the account of such Borrower or and of its Affiliates or Subsidiaries in connection with the redemption, purchase, retirement, defeasance or other acquisition for value, directly or indirectly, prior to any scheduled maturity, scheduled repayment or scheduled sinking fund payment, of Indebtedness which is subordinate in right of payment to the Loans or the Note.

               "REVOLVING CREDIT AVAILABILITY" means, at any particular time, the amount by which the Maximum Availability at such time exceeds the Outstanding Amount at such time.

               "REVOLVING CREDIT COMMITMENT" means, with respect to any Lender, the obligation of such Lender to make Loans and to participate in Letters of Credit pursuant to the terms and conditions of this Agreement, and which shall not exceed the principal amount set forth opposite such Lender's name under the heading "REVOLVING CREDIT COMMITMENT" on the signature pages hereof or the signature page of the Assignment and Acceptance by which it became a Lender, as modified from time to time pursuant to the terms of this Agreement or to give effect to any applicable Assignment and Acceptance, and "REVOLVING CREDIT COMMITMENTS" means the aggregate principal amount of the Revolving Credit Commitments of all the Lenders, the maximum amount of which shall be $60,000,000.

               "REVOLVING CREDIT TERMINATION DATE" means the earlier to occur of
(i) June 1, 1999 (subject to the extensions available under Section 2.1) (or, if not a Business Day, the next preceding Business Day) and (ii) the date as of which the outstanding principal amount of the Loan shall become due and payable by acceleration after the occurrence and during the continuance of an Event of Default.

               "SECURITY DOCUMENTS" means, collectively, the Mortgages, the Assignments of Leases, the Financing Statements, the Non-Disturbance Agreements, and any other agreements, instruments or documents securing or purporting to secure the obligations of any Borrower hereunder or under the Original Agreement which are modified in connection with this Agreement from time to time, and any agreements and any instruments or documents delivered pursuant to or in connection with any of the foregoing, as such agreements, instruments or documents may be amended, supplemented or modified from time to time.

               "SERVICE AGREEMENTS" mean all material service agreements between any Borrower and third parties, whether written or oral, relating to the operation and maintenance, of the Properties.

               "SOLVENT" means, with respect to any Person on a particular date, that on such date (i) the fair value of the property of such Person is greater than the total amount of liabilities, including, without limitation, contingent liabilities, of such Person (whether or not required to be reflected on a balance sheet prepared in accordance with GAAP), (ii) the present fair salable value of the assets of such Person is not less than the amount that will be required to pay the probable liability of such Person on its debts as they become absolute and matured, (iii) such Person is able to realize upon its assets and pay its debts and other liabilities, contingent obligations and other commitments as they mature in the normal course of business, (iv) such Person does not intend to, and does not believe that it will, incur debts or liabilities beyond such Person's ability to pay as such debts and liabilities mature, and (v) such Person is not engaged in business or a transaction for which such Person's property would constitute unreasonably small capital after giving due consideration to the prevailing practice in the industry in which such Person is engaged. In computing the amount of contingent liabilities at any time, it is intended that such liabilities will be computed at the amount which, in light of all the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability.

               "STANDBY FEE" is defined in Section 2.14.

               "SUBSIDIARY" means, as to any Person, a partnership, corporation or other entity of which ownership interest having ordinary voting power (other than interest having such power only by reason of the happening of a contingency) to elect a majority of the board of directors or other managers of such entity are at the time owned, or the management of which is otherwise controlled, directly or indirectly, through one or more intermediaries, or both, by such Person.

               "SURVEY" means an as-built survey prepared by a licensed surveyor, in form and substance reasonably satisfactory to Agent, which shall, in each case be dated as of a date not more than 60 days previously, be certified (with a certification in form and substance approved by Agent) to Agent and be made in accordance with the Minimum Standard Detail Requirements for Land Title Surveys jointly established and adopted by the American Land Title Association and the American Congress on Surveying and Mapping, and, without limiting the generality of the foregoing, there shall be surveyed and shown on such survey the following: (A) through the use of course bearings and distances, the full legal descriptions of such Eligible Property; (B) the locations of all the buildings, structures and other improvements and all dimensions thereof, and the established building setback lines; (C) the lines of streets abutting the sites and width thereof; (D) all access and other easements and appurtenances necessary or desirable to use such property; (E) all roadways, paths, driveways, rights of way, deviations between survey lines and title lines, easements, encroachments and overhanging projections and similar encumbrances affecting such property, whether recorded, apparent from a physical inspection of such property or otherwise known to the surveyor; (F) any encroachments on any adjoining property by the building structures and improvements on such property; (G) if such property is described as being on a filed map, a legend relating the survey to said map and (H) flood zones where applicable.

               "TERMINATION EVENT" means (i) a Reportable Event or an event described in Section 4062(e) of ERISA, or (ii) the withdrawal of Borrower or any ERISA Affiliate from a Multiple Employer Plan during a plan year in which it was a "substantial employer", as such term is defined in Section 4001(a)(2) of ERISA, or the incurrence of liability by Borrower or any ERISA Affiliate under
Section 4064 of ERISA upon the termination of a Multiple Employer Plan, (iii) the filing of a notice of intent to terminate a Plan or the treatment of a Plan amendment as a termination under Section 4041 of ERISA, (iv) the institution of proceedings to terminate a Plan by the PBGC under Section 4042 of ERISA, (v) the withdrawal of Borrower or any ERISA Affiliate from any Multiemployer Plan, or
(vi) any other event or condition which might constitute grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Plan.

               "TITLE INSURANCE COMPANY" shall mean Lawyers Title Insurance Company or such other national title insurance company as may be reasonably acceptable to Agent.

               "TITLE POLICY" shall mean an ALTA standard form title insurance policy or policies issued by the Title Insurance Company to the Agent (with such reinsurance or co-insurance as the Agent may require, any such reinsurance to be with direct access endorsements) in an aggregate amount not less than an amount satisfactory to the Agent, which amount shall not be less than the lesser of (i) $60,000,000 or (ii) the Maximum Availability plus $3,000,000 with respect to all of the Eligible Properties, insuring the priority of the Mortgages and Assignment of Leases and Rents and that the Borrower which owns such Property holds good and clear record marketable fee simple or leasehold title to the Property, subject only to the Permitted Exceptions (and subclause (iv) of the definition of Customary Permitted Liens) and which shall not contain exceptions for mechanics liens, persons in occupancy other than tenants who have executed Nondisturbance Agreements or matters which would be shown by a survey (other than matters approved by Lender in its reasonable discretion), shall not insure over any matter except to the extent that any such affirmative insurance is acceptable to Agent in its reasonable discretion, and shall contain such endorsements and affirmative insurance as the Agent in its reasonable discretion may require, including but not limited to (a) comprehensive endorsement, (b) variable rate of interest endorsement, (c) usury endorsement or a legal opinion reasonably satisfactory to Agent regarding usury matters, (d) revolving credit endorsement, (e) ALTA form 3.1 zoning endorsement with a separate endorsement thereof for parking or a legal opinion or other evidence reasonably satisfactory to Agent regarding zoning matters, (f) tie-in endorsement, (g) a first loss endorsement, (h) a "gap" endorsement and (i) a pending disbursements endorsement, all in form satisfactory to Agent.

               "TOTAL LIABILITIES" of any Person means and includes, as of any date as of which the amount thereof is to be determined, without duplication (i) all items which in accordance with GAAP would be required to be included as liabilities on a consolidated balance sheet of such Person at such date and (ii) to the extent not otherwise included in (i) above, all Indebtedness of such Person as of such date, determined on a consolidated basis.

               "UCC SEARCH" means, in respect of each Property, a search no more than one month old as at the date of determination by a Person satisfactory to Lender, of the Uniform Commercial Code filings which may have been filed in each location where any Property is located or where Borrower does business or is domiciled.

                                    EXHIBIT B

                  FORM OF AMENDED AND RESTATED PROMISSORY NOTE

$______________________                                Dated:  February __, 1997

           FOR VALUE RECEIVED, the undersigned, LEXINGTON CORPORATE PROPERTIES, INC.; LEPERCQ CORPORATE INCOME FUND L.P.; LEPERCQ CORPORATE INCOME FUND II L.P.; UNION HILLS ASSOCIATES; NORTH TAMPA ASSOCIATES; and LEX GP-1, INC. (collectively, the "Borrowers" and individually a "Borrower") HEREBY PROMISE TO PAY, jointly and severally, to the order of _____________ (the "Lender"), the lesser of (a) ______________________________ DOLLARS ($___________) or (b) the
aggregate principal amount then outstanding of the Loans made by the Lender to the Borrowers pursuant to that certain Amended and Restated Revolving Credit Agreement dated as of February __, 1997, among the Borrowers, the Lender, the other financial institutions from time to time parties thereto as Lenders, and Fleet National Bank, as Agent, (as the same may be amended, restated, supplemented, or otherwise modified from time to time, the "Credit Agreement"), on June 1, 1999 or such later date as may result from the Borrowers' exercise of their conversion and extension rights under Section 2.1 of the Credit Agreement, unless sooner accelerated in accordance with the provisions of the Credit Agreement. Capitalized terms used herein, and not otherwise defined herein, shall have the meanings ascribed to such terms in the Credit Agreement.

           The Borrowers further promise to pay interest on the unpaid principal amount of each Loan on the dates determined in accordance with the provisions of the Credit Agreement and until such principal amount is paid in full, at the following rates from the date each advance hereunder is made through but excluding the date of repayment (whether by acceleration or otherwise), which rates (each rate being sometimes hereinafter referred to as an "Applicable Rate") shall be selected in accordance with the provisions of the Credit
Agreement:

               (a) the Eurodollar Rate (as hereinafter defined); or

               (b) the Base Rate (as hereinafter defined).

           Interest, fees and other amounts which are calculated hereunder on the basis of a rate per annum shall be computed on the basis of a 360-day year for the actual number of days elapsed.

           The Borrowers shall pay interest on the unpaid principal amount of the Loans outstanding from time to time, in arrears, (i) on each Interest Payment Date and (ii) on the Revolving Credit Termination Date.

           If Borrowers shall fail to make any payment of principal or interest on any portion of a Loan or any other amount becoming due, hereunder or under any of the Loan Documents within ten (10) days of the date such payment is due, Borrowers shall be subject to a late charge of five percent (5%) of the amount of such payment. Borrowers shall be entitled to a one-time waiver of the late charge prior to the Revolving Credit Termination Date. Upon the occurrence and during the continuance of an Event of Default, Borrowers shall pay interest (to the extent permitted by law in the case of interest on overdue interest) on such defaulted amount accruing from and including the date of such Event of Default up to but excluding the date of actual payment (after as well as before judgment) at a rate per annum which is the sum of (i) four percent (4%) plus
(ii) the Applicable Rate otherwise payable.

           All payments of principal and interest in respect of this Promissory Note shall be made to the Agent in lawful money of the United States of America in same day funds for the account of the Lender in accordance with the terms of the Credit Agreement. Each Loan made by the Lender to the Borrowers pursuant to the Credit Agreement, and all payments made on account of principal thereof, shall be recorded by the Lender on its books and records.

           If any change in existing law or future applicable law, which expression, as used herein, includes statutes, rules and regulations thereunder and interpretations thereof by any competent court or by any governmental or other regulatory body or official charged with the administration or the interpretation thereof and requests, directives, instructions and notices at any time or from time to time hereafter made upon or otherwise issued to Lender by any central bank or other fiscal, monetary or other authority (whether or not having the force of law), shall:

                          (i) subject Lender to any tax, levy, impost, duty,
             charge, fee, deduction or withholding of any nature with respect to this Note, the Credit Agreement, the Loan Documents, Revolving Credit Commitment or the Loans (other than Excluded Taxes); or

                          (ii) materially change the basis of taxation (except
             for changes in taxes on income or profits) of payments to Lender of the principal of or the interest on any Loans or any other amounts payable to Lender under this Note, the Credit Agreement or the other Loan Documents; or

                          (iii) impose or increase or render applicable (other
             than to the extent specifically provided for elsewhere in the Credit Agreement) any special deposit, reserve, assessment, liquidity, capital adequacy or other similar requirements (whether or not having the force of law) against assets held by, or deposits in or for the account of, or loans by, or commitments of Lender; or

                          (iv) impose on any party any other conditions or
             requirements with respect to this Note, the Credit Agreement, the Loan Documents, the Loans, the Revolving Credit Commitment, or any class of loans or commitments of which any of the Loans or the Revolving Credit Commitment forms a part;

and the result of any of the foregoing is:

                           (A) to increase the cost to Lender of making,
                  funding, issuing, renewing, extending or maintaining any of the Loans or its Pro Rata Share thereof; or

                           (B) to reduce the amount of principal, interest or
                  other amount payable to Lender hereunder on account of its Pro Rata Share of any of the Loans; or

                           (C) to require Lender to make any payment or to forgo
                  any interest or other sum payable hereunder, the amount of which payment or foregone interest or other sum is calculated by reference to the gross amount of any sum receivable or deemed received by Lender from the Borrowers hereunder, then, and in each such case, the Borrowers will, within thirty (30) days after demand made by Lender or Agent at any time and from time to time and as often as the occasion therefor may arise, pay to Lender, such additional amounts as Lender shall determine in good faith will be sufficient to compensate Lender for such additional cost, reduction, payment or foregone interest or other sum.

           If any change in existing law or future law, governmental rule, regulation, policy, guideline or directive (whether or not having the force of law) or the interpretation thereof by a court or governmental authority with appropriate jurisdiction affects the amount of capital required or expected to be maintained by banks or bank holding companies and as a result thereof Lender determines in good faith that the amount of capital required to be maintained by it must be increased as a result of the Loans made or deemed to be made pursuant hereto, then Lender may notify the Borrowers' Agent of such fact, and the Borrowers' Agent shall pay to Lender from time to time within 30 days after demand, as an additional fee payable hereunder, such amount as Lender shall determine in good faith and certify in a notice to the Borrowers' Agent to be an amount that will adequately compensate Lender in light of these circumstances for its increased costs of maintaining such capital.

           In the event that any Requirements of Law or any change in any existing Requirements of Law or in the interpretation thereof by any Governmental Authority charged with the administration thereof, in any case adopted, issued or effective after the date hereof, shall make it unlawful for Lender to fund any portion of the Eurodollar Loans or to give effect to its obligations as contemplated hereby with respect to its making Eurodollar Loans, Lender shall, upon the happening of such event, notify Borrowers' Agent thereof in writing stating the reason therefor and the effective date of such event, and upon the effectiveness of any such event the obligation of Lender to make or maintain its Eurodollar Loans to any Borrower shall forthwith be suspended for the duration of such illegality and during such illegality Lender shall, upon payment of any amounts owing under Section 2.13 of the Credit Agreement with respect to such conversion, convert its share of the Eurodollar Loans to (upon effectiveness of any such event and during the continuance of such event) Base Rate Loans. If and when such illegality with respect thereto ceases to exist, such suspension shall cease and Lender shall notify Borrowers' Agent that the Base Rate Loan into which such share of the Eurodollar Loans was converted pursuant to this Section 2.11 of the Credit Agreement was converted to a Eurodollar Loan, respectively, on the first day of the next succeeding Interest Period.

           If the rate of interest payable by any Borrower under this Note, the Credit Agreement or the Loan Documents shall be or become usurious or otherwise unlawful under laws applicable thereto, the interest rate shall be reduced to the maximum lawful rate and any amount paid by such Borrower in excess of the maximum lawful rate shall be considered a payment in reduction of principal or, at the sole election of the Agent, shall be returned to such Borrower.

           As used herein, the following terms shall have the meanings set forth below:

               "BASE RATE" means a fluctuating interest rate per annum as shall be in effect from time to time, which rate per annum shall at all times be equal to the prime rate of interest announced by Agent from time to time, changing when and as said prime rate changes.

               "EURODOLLAR BASE" means the rate per annum (rounded upwards, if necessary, to the nearest 1/16 of 1%) shown on the display referred to as the "LIBO page" (or any display substituted therefor) of the Reuters U.S. Domestic Money Service transmitted through the Reuters monitor system as being the respective rates at which U.S. dollar deposits would be offered two (2) Business Days prior to the beginning of the relevant Interest Period by the principal London offices of each of the banks named thereon to major banks in the London interbank Eurodollar market at the relevant local time for delivery on the first day of such Interest Period for the number of days comprised therein and in the amount of the then outstanding Eurodollar Loans.

               "EURODOLLAR RATE" means, with respect to each Interest Period, the rate per annum equal to the sum of (A) the Eurodollar Base for such Interest Period divided by (ii) a percentage equal to one hundred percent (100%) minus the maximum reserve percentage applicable during such Interest Period under regulations issued from time to time by the Board of Governors of the Federal Reserve System (the "Board") for determining the maximum reserve requirements (including, without limitation, any basic, supplemental, marginal or emergency reserve requirements) for the Agent in respect of liabilities (as defined in Regulation D of the Board) having a term equal to the Interest Period; plus (B) one and one-half percent (1-1/2%).

               "INTEREST PAYMENT DATE" means the first day of each calendar month during the term of the Loans.

               "INTEREST PERIOD" means, subject to Section 2.5 of the Credit Agreement, a one (1), three (3) or six (6) month period as selected at the option of Borrowers' Agent pursuant to a Notice of Borrowing, provided, however, that:

                          (i) In the case of immediately successive Interest Periods applicable to a Borrowing of Eurodollar Loans, each successive Interest Period shall commence on the day on which the next preceding Interest Period expires;

                          (ii) If any Interest Period would otherwise expire on a day which is not a Business Day, such Interest Period shall be extended to expire on the next succeeding Business Day if the next succeeding Business Day occurs in the same calendar month, and if there will be no succeeding Business Day in such calendar month, the Interest Period shall expire on the immediately preceding Business Day;

                          (iii) Borrowers' Agent may not select an Interest Period as to any Loan if such Interest Period terminates later than the Revolving Credit Termination Date;

                          (iv) Borrowers' Agent may not select an Interest Period with respect to any portion of principal of a Loan which extends beyond a date on which any Borrower is required to make a scheduled payment of such portion of principal; and

                          (v) There shall be no more than eight (8) Interest Periods in effect at any one time for any Eurodollar Loans, Base Rate Loans or any combination of the two.

            Notwithstanding the foregoing, Borrowers' Agent shall be entitled to select an Interest Period of less than one (1) month in the event it wishes to combine one or more Eurodollar Loans into a single Interest Period.

           This Promissory Note is one of the Notes referred to in, is executed and delivered pursuant to, and is entitled to the benefits of, the Credit Agreement, to which Credit Agreement reference is hereby made for a statement of the terms and conditions under which this Promissory Note may be prepaid or the Obligations accelerated or extended. The terms and conditions of the Credit Agreement are hereby incorporated in their entirety herein by reference as though fully set forth herein. Upon the occurrence of certain Events of Default as more particularly described in the Credit Agreement, the unpaid principal amount evidenced by this Promissory Note shall become, and upon the occurrence and during the continuance of certain other Events of Default, such unpaid principal amount may be declared to be, due and payable in the manner, upon the conditions and with the effect provided in the Credit Agreement.

           THIS PROMISSORY NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF CONNECTICUT.

           Each Borrower promises to jointly and severally pay all costs and expenses, including reasonable attorneys' fees, incurred in the collection or enforcement of this Note upon the occurrence and continuance of a Default or Event of Default. Each Borrower hereby waives diligence, presentment, protest, demand and notice of every kind (other than notices expressly required hereunder or under any other Loan Documents) and, to the full extent permitted by law, the right to plead any statute of limitations as a defense to any demand hereunder.

           EACH BORROWER AND EVERY OTHER PERSON WHO SHALL BECOME LIABLE FOR ALL OR ANY PART OF THIS NOTE, HEREBY ACKNOWLEDGE THAT THE TRANSACTION OF WHICH THIS
NOTE IS A PART IS A COMMERCIAL TRANSACTION AND EACH HEREBY WAIVE THEIR RIGHTS TO NOTICE AND HEARING UNDER CHAPTER 903a OF THE CONNECTICUT GENERAL STATUTES OR BY OTHER

APPLICABLE LAW WITH RESPECT TO ANY PREJUDGMENT REMEDY WHICH HOLDER MAY DESIRE TO USE.

           BORROWER AND EACH OTHER PERSON WHO SHALL BECOME LIABLE FOR ALL OR ANY PART OF THIS NOTE, HEREBY WAIVES TRIAL BY JURY IN ANY COURT IN ANY SUIT, ACTION, OR PROCEEDING OR ANY MATTER ARISING IN CONNECTION WITH OR IN ANY WAY RELATED TO THE TRANSACTION OF WHICH THIS NOTE IS A PART AND/OR IN THE ENFORCEMENT BY HOLDER OF ANY OF ITS RIGHTS AND REMEDIES HEREUNDER OR UNDER APPLICABLE LAW. EACH BORROWER AND SUCH OTHER PARTY ACKNOWLEDGES THAT IT MAKES THIS WAIVER KNOWINGLY, VOLUNTARILY AND ONLY AFTER CONSIDERATION OF THE RAMIFICATIONS OF THIS WAIVER BY ITS ATTORNEY.

           IN WITNESS WHEREOF, the Borrowers have caused his Promissory Note to be executed and delivered by its duly authorized officer as of the day and year first above written.

                                   LEXINGTON CORPORATE PROPERTIES, INC.

                                   By:
                                       --------------------------------------
                                           T. Wilson Eglin
                                           Its:

                                   LEPERCQ CORPORATE INCOME FUND L.P.

                                   BY:  Lex GP-1, Inc., its general partner


                                   By:
                                       --------------------------------------
                                           T. Wilson Eglin
                                           President


                                   LEPERCQ CORPORATE INCOME FUND II L.P.

                                   BY:  Lex GP-1, Inc., its general partner


                                   By:
                                       --------------------------------------
                                           T. Wilson Eglin
                                           President

                                   UNION HILLS ASSOCIATES

                                   BY: Lepercq Corporate Income Fund, L.P., its general partner

                                              BY: Lex GP-1, Inc., its general
                                                  partner



                                              By:
                                                  ------------------------------
                                                     T. Wilson Eglin
                                                     President

                                    NORTH TAMPA ASSOCIATES

                                    BY: Lepercq Corporate Income Fund II, L.P.,
                                        its general partner

                                        BY: Lex GP-1, Inc., its general partner



                                               By:
                                                  ------------------------------
                                                      T. Wilson Eglin
                                                      President

                                                 LEX GP-1, INC.


                                               By:
                                                  ------------------------------
                                                         T. Wilson Eglin
                                                         President

                                    EXHIBIT C

                           FORM OF NOTICE OF BORROWING


                                                       __________________, 199__


Fleet National Bank
111 Westminster Street
Suite 800
Providence, Rhode Island  02903

Attention:  Commercial Real Estate Group

Ladies and Gentlemen:

         Reference is made to that certain Amended and Restated Revolving Credit Agreement dated as of February ___, 1997 (such agreement, as it may be or may have been amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"; capitalized terms used herein without definition shall have the respective meanings assigned to those terms in the Credit Agreement) among Lexington Corporate Properties, Inc.; Lepercq Corporate Income Fund, L.P.; Lepercq Corporate Income Fund II, L.P.; Union Hills Associates; North Tampa Associates; LEX GP-1, Inc. and LEX GP-2, Inc., jointly and severally, as Borrowers, the institutions from time to time party thereto as Lenders and Fleet National Bank, as Agent.

         The Borrowers hereby give you notice, irrevocably, pursuant to Section 2.4(a) of the Credit Agreement that the Borrowers hereby request a Borrowing under the Credit Agreement, and in that connection, set forth below is the information required in respect thereof under the Credit Agreement:

                  (i) The proposed Borrowing Date is [date].

                  (ii) The proposed Borrowing is of $________ in Eurodollar Loans] [and] [$________ in Base Rate Loans].

                  [(iii) The initial Interest Period applicable to the Eurodollar Loans, if applicable, is [one, two, three, four, five, six, nine or twelve months].

         Borrowers' Agent hereby certifies to the Agent and each of the Lenders on behalf of each of the Borrowers that the conditions precedent contained in Section [5.1 (in the case of the first Borrowing)] [5.2 (in the case of each subsequent Borrowing)] are satisfied on the date hereof and will be satisfied on the proposed Borrowing Date except as follows (if any):

         Please pay the proceeds of such Loans into the account whose details are given below:

                           ______________________

                           ______________________

                           ______________________

     Executed as of this ___ day of ________, 199 .

                                     LEXINGTON CORPORATE PROPERTIES, INC.,
                                     as Borrowers' Agent


                                     By:
                                        _______________________________________

                                      its:
                                          _____________________________________

                                    EXHIBIT D

       FORM OF CERTIFICATE OF ELIGIBLE PROPERTIES AND MAXIMUM AVAILABILITY


Fleet National Bank
111 Westminster Street, Suite 800
Providence, Rhode Island  02903

Attention:  Commercial Real Estate Group

Ladies and Gentlemen:

       Reference is made to that certain Amended and Restated Revolving Credit Agreement dated as of February ___, 1997 (such agreement, as it may be or may have been amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"; capitalized terms used herein without definition shall have the respective meanings assigned to those terms in the Credit Agreement) among Lexington Corporate Properties, Inc.; Lepercq Corporate Income Fund, L.P.; Lepercq Corporate Income Fund II, L.P.; Union Hills Associates; North Tampa Associates; LEX GP-1, Inc. and LEX GP-2, Inc., jointly and severally, as Borrowers, the institutions from time to time party thereto as Lenders and Fleet National Bank, as Agent ("Agent").

       Pursuant to Section 2.3 of the Credit Agreement, the undersigned hereby certifies and warrants to Agent and each of the Lenders on behalf of each Borrower that as of ______________, 199_:


I.     Eligible Properties:

       Eligible Properties are as follows:

                                                           Total Eligible Property
                                                           NOI for the four most recent
                                     Most Recent           fiscal quarters
         Address                   Appraised Value         ending [date]
         -------                   ---------------         -------------
 1.
 2.
 3.
 4.
 5.
 6.

                   Total            $ _________              $ _________

II.          Maximum  Availability:

       (a)   Revolving Credit Commitments in effect                   $_________
             on the date hereof:

       (b)   60% of the Appraised Value of Eligible Properties:       $_________

       (c)   MADSC Amount*                                            $_________
             * See Calculation on Schedule I to Exhibit D

       (d)   NPV of Eligible Property NOI (from Schedule II)          $_________

       (e)   Lesser of (a), (b), (c) or (d):                          $_________

         In preparing this Certificate and attached Schedules, an authorized officer of the undersigned entity has conducted, or caused to be conducted under his or her supervision, such investigations as in his or her opinion are necessary and satisfactory in scope and substance to determine the facts set forth herein and upon which Agent, each of the Lenders and the undersigned entity are justified in relying; provided, however, Agent acknowledges on behalf of itself and each of the Lenders that in preparing this Certificate and any attached Schedules hereto, the undersigned has relied on any information provided by Recognized Appraisers and Borrower's independent certified public accountants without further inquiry or investigation; provided further, however, that the undersigned has no knowledge of any facts or circumstances which would give the undersigned reason to doubt the accuracy of such information in any material respect.


         WITNESS the due execution of this Certificate by the undersigned's duly authorized representative on __________, 199_.



                                     LEXINGTON CORPORATE PROPERTIES, INC.,
                                     as Borrowers' Agent


                                     By:__________________________________
                                        Its:______________________________

                          SCHEDULE I TO CERTIFICATE OF
                  ELIGIBLE PROPERTIES AND MAXIMUM AVAILABILITY

1.   Total Eligible Property NOI (from Schedule II attached)                      $________

2.   Maximum Assumed Debt Service (1 above [divided by] 1.6)                      $________

3.   Maximum Assumed Monthly Debt Service (2 above [divided by] 12)               $________

4.   Monthly Debt Service Constant

     (a)      10-year Treasury yield (date)                      ________%

     (b)      Assumed interest rate ((a) plus 2.25%)             ________%

     (c)      Monthly Debt Service Constant                      ________%
              (based on (b) above divided by twelve
              and a 240 month amortization)

5.   MADSC Amount

     (a)      Maximum Assumed Monthly Debt Service - Monthly
              Debt Service Constant                              $________

     MADSC AMOUNT                                                                 $________

                 SCHEDULE II TO CERTIFICATE OF ELIGIBLE PROPERTY
                            AND MAXIMUM AVAILABILITY

                                    Fiscal           Fiscal          Fiscal        Fiscal
                                   Quarter          Quarter         Quarter        Quarter
                                    ending           ending          ending        ending
      Eligible Property             (Date)           (Date)          (Date)        (Date)           Total
      -----------------             ------           ------          ------        ------           -----
Base Rent                       $                $               $              $               $

Other Revenue (describe)        $                $               $              $               $
                                 ----------       ----------      ----------     ----------      ----------


     Total Revenue              $                $               $              $               $
Operating Expenses (describe)   $                $               $              $               $
Management Fee (greater of
3% of Total Revenue or actual
expense)                        $                $               $              $               $
                                 ----------       ----------      ----------     ----------      ----------
    Total Expenses              $                $               $              $               $

Eligible Property NOI (Total
Revenue minus Total Expense)    $                $               $              $               $
                                 ==========       ==========      ==========     ==========      ==========

                                    EXHIBIT E

                   FORM OF CERTIFICATE OF CURRENT AVAILABILITY

Fleet National Bank
111 Westminster Street, Suite 800
Providence, Rhode Island  02903

Attention:  Commercial Real Estate Group

Gentlemen:

       Reference is made to that certain Amended and Restated Revolving Credit Agreement dated as of February ___, 1997 (such agreement, as it may be or may have been amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"; capitalized terms used herein without definition shall have the respective meanings assigned to those terms in the Credit Agreement) among Lexington Corporate Properties, Inc.; Lepercq Corporate Income Fund, L.P.; Lepercq Corporate Income Fund II, L.P.; Union Hills Associates; North Tampa Associates; LEX GP-1, Inc. and LEX GP-2, Inc., jointly and severally, as Borrowers, the institutions from time to time party thereto as Lenders and Fleet National Bank, as Agent.

       Pursuant to Section 2.4 of the Credit Agreement, the undersigned hereby certifies and warrants to Agent and each of the Lenders on behalf of each Borrower that as of ____________, 199_ :

A.  Maximum Availability (attach Certificate of
    Maximum Availability)                              $_____________

B.  Aggregate amount of outstanding Loans              $_____________

C.  Current Availability (A minus B):                  $_____________

D.  Total Advance Requested                            $_____________

E.  Ending Availability (D minus C)                    $_____________

         In preparing this Certificate and any attached Schedules, an authorized officer of the undersigned entity has conducted, or caused to be conducted under his or her supervision, such investigations as in his or her opinion are necessary and satisfactory in scope and substance to determine the facts set forth herein and upon which Agent, each of the Lenders and the undersigned entity are justified in relying; provided, however, Agent acknowledges on behalf of itself and each of the Lenders that in preparing this Certificate and any attached Schedules hereto, the undersigned has relied on any information provided by Recognized Appraisers and Borrower's independent certified public accountants without further inquiry or investigation; provided further, however, that the undersigned has no knowledge of any facts or circumstances which would give the undersigned reason to doubt the accuracy of such information in any material respect.

         WITNESS the due execution of this Certificate by the undersigned's duly authorized representative on __________, 199_.


                                LEXINGTON CORPORATE PROPERTIES, INC.,
                                as Borrowers' Agent



                                By:______________________________________
                                   its:__________________________________

                                    EXHIBIT F

                    FORM OF NOTICE OF CONTINUATION/CONVERSION


                                                       __________________, 199__

Fleet National Bank
111 Westminster Street
Suite 800
Providence, Rhode Island  02903

Attention:  Commercial Real Estate Group

Ladies and Gentlemen:

       Reference is made to that certain Amended and Restated Revolving Credit Agreement dated as of February ___, 1997 (such agreement, as it may be or may have been amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"; capitalized terms used herein without definition shall have the respective meanings assigned to those terms in the Credit Agreement) among Lexington Corporate Properties, Inc.; Lepercq Corporate Income Fund, L.P.; Lepercq Corporate Income Fund II, L.P.; Union Hills Associates; North Tampa Associates; LEX GP-1, Inc. and LEX GP-2, Inc., jointly and severally, the institutions from time to time party thereto as Lenders and Fleet National Bank, as Agent. The Borrowers hereby give you notice pursuant to
Section 2.5(c) of the Credit Agreement for the Loans specified below that they elect to:

         1. [Continue as Eurodollar Loans $ ________ in aggregate principal amount of the outstanding Eurodollar Loans, the current Interest Period of which ends on ___________, 19__].

         2. [Convert to [Base Rate Loans] [Eurodollar Loans] $ ___________ in aggregate principal amount of the outstanding [Eurodollar Loans, the current Interest Period of which ends on _____] [Base Rate Loans]].

         3. The date for such [continuation] [and] [conversion] shall be ______.

         4. [The Interest Period for such continued or converted (as applicable) Eurodollar Loans is requested to be [a ________ month period].

       Borrowers' Agent hereby certifies to the Agent and each of the Lenders on behalf of each Borrower that on the date hereof there are no prohibitions under the Credit Agreement to the requested conversion/continuation, and no such prohibitions will exist on the date of the requested conversion/continuation.

       Executed as of this __ day of __, 199_.


                                   LEXINGTON CORPORATE PROPERTIES, INC.,
                                   as Borrowers' Agent


                                   By:______________________________________
                                      its:__________________________________

                                    EXHIBIT G

                              ENVIRONMENTAL REPORTS


1. Phase I Environmental Assessment Report, dated November 4, 1994, prepared by Dames & Moore with respect to the property located at 19019 North 59th Avenue, Glendale, Arizona; as supplemented by letter, dated October 30, 1995, by Dames & Moore to Ms. Janet Brand.

2. Phase I Environmental Assessment Report, dated November 3, 1994, prepared by Dames & Moore with respect to the property located at 200 Southington Executive Park, Southington, Connecticut.

3. Phase I Environmental Assessment Report, dated October 15, 1995, prepared by Ground Engineering and Testing Services, Inc. with respect to the property located on Progress Drive in Tuscaloosa County, Alabama, as supplemented by an addendum thereto dated November 3, 1995 by Ground Engineering and Testing Services, Inc. to Mr. Richard Powell.

4. Preliminary Environmental Site Assessment Report, dated April 17, 1996, prepared by Dames & Moore with respect to the property located at 1555 Pelham Road, South, Jacksonville, Alabama.

5. Phase I Environmental Assessment Report, dated September 15, 1995, prepared by Clayton Environmental Consultants. Inc. with respect to the property located at 46600 Port Street, Plymouth, Michigan.

6. Phase I Environmental Assessment Report, dated August, 1995, prepared by G&T Associates, Inc., with respect to the property located at Stearns Road, Oberlin, Ohio.

7. Phase I Environmental Assessment Report Update, dated October 25, 1995 prepared by Dames & Moore with respect to the property located at 7055 Highway 85, Riverdale, Georgia, as supplemented by a letter from GZA Environmental Consultants dated March 11, 1996 to Mr. Mark E. Dalton.

                                    EXHIBIT H

                              PERMITTED EXCEPTIONS

                                    EXHIBIT I

                                    RENT ROLL


         Property                                Tenant

1.       19019 North 59th Avenue                Honeywell. Inc.
         Glendale, Arizona

2.       200 Southington Executive Park         Hartford Fire
         Southington, Connecticut                 Insurance Co.

3.       1055 Highway 85 South                  Wal-Mart Stores, Inc.
         Riverdale, Georgia

4.       Alabama 21 South                       Wal-Mart Stores, Inc.
         Jacksonville, Alabama

5.       450 Stern Street                       Johnson Controls, Inc.
         Oberlin, Ohio

6.       46600 Port Street                      Johnson Controls, Inc.
         Plymouth, Michigan

7.       15911 Progress Drive                   Johnson Controls, Inc.
         Tuscaloosa, Alabama

                                    EXHIBIT J

                               SERVICES AGREEMENTS


None.

             SCHEDULE I TO COVENANT COMPLIANCE CERTIFICATE DATED [ ]


Covenants:

1.  Minimum Estimated Net Worth
    of Borrowers (Section 7.1(a))

    (a)        Estimated Market Value (from Schedule II)                          $___________
    (b)        Unrestricted cash and cash equivalents                             $___________
    (c)        Total Liabilities                                                  $___________

    Minimum Estimated Net Worth (sum of (a) plus (b)
    minus (c)):                                                                                            $__________

    Must be greater than or equal to the sum of:

    (a)        $100,000,000 plus                                                  $100,000,000
    (b)        75% of the Net Securities Proceeds received by
               Lexington after November 14, 1995                                  $___________

               Total of (a) plus (b)                                                                       $__________

2.  Debt Service Coverage for the previous fiscal quarter (Section 7.1(b))

    (a)        EBIDA (from Schedule II)                                           $___________
    (b)        Consolidated debt service

               (i)      Interest expense               $__________
               (ii)     Principal payments             $__________

               Consolidated debt service (sum of (i) plus (ii))                   $___________

    Debt Service Coverage ((a) divided by (b))                                                              __________

    Must be greater than or equal to 1.3x.

3.  Maximum Total Debt to Estimated Market Value (from Schedule II)
    (Section 7.1(c))

    (a)        Total debt                                                         $___________
    (b)        Estimated Market Value (from Schedule II)                          $___________

    Maximum Total Debt to Estimated Market Value (from Schedule II)
    ((a) divided by (b) converted to a percentage)                                                          __________%

    Must not exceed 60%

4.  Liquidity (Section 7.1(d))

     Section 7.1(a)(i)
     (a)    Cash and Cash Equivalents                               $__________
     (b)    Unfunded Availability under Line of Credit              $__________

     Liquidity (sum of (a) and (b))                                                         $___________

     Must not be less than $5,000,000

     Section 7.1(d)(ii)
     (a)    Cash and Cash Equivalents                               $__________
     (b)    Outstanding Amount                                      $__________
     (c)    Projected Maximum Availability                          $__________

     Sum of (a) may not be less than (b) minus (c)

5.   Maximum Recourse
     Debt to Estimated Market
     Value (from Schedule II)  (Section 7.1(e))

     (a)    Total Recourse Debt                                     $__________
     (b)    Estimated Market Value (from Schedule II)               $__________

     Maximum Recourse Debt to
     Estimated Market Value (from Schedule II)
     ((a) divided by (b) converted to a percentage)                                         ___________%

     Must not exceed 25%

6.   Maximum Permitted Investments (Section 7.1(f))

     (a)    Notes                                                 $__________
     (b)    Mortgages                                             $__________
     (c)    Unimproved Real Estate                                $__________
     (d)    Estimated Market Value (from Schedule II)             $__________

     Maximum Permitted Notes and Mortgages                                                  ___________%
     (sum of (a) and (b) divided by (d)
     and converted to a percentage)

     Maximum Unimproved Real Estate
     ((c) divided by (d) and converted to a percentage)                                     ___________%

     Must not exceed 5% of Estimated
     Market Value in each case

7.           Interest Rate Protection (Section 7.1(g))

             (a) Indebtedness which bears interest rate that is not fixed through the maturity date of such Indebtedness
                    (list each individual loan)

             (b)    Amount of (a) subject to a swap, rate
                    cap or other interest rate management
                    program that effectively converts the
                    interest rate on such amount to a fixed rate.
                    (list expiration date and amount)

      Variable Interest Indebtedness ((a) minus (b) divided by                                  ____________%
      Estimated Market Value and converted to a percentage)

      Must be less than or equal to 12.5% Estimated Market Value

8.           Limited on Construction Activity (Section 7.1(h))

             (a)    Total value of construction in process (defined
                    as total estimated completed cost of new construction,
                    expansions and redevelopment in process, excluding
                    tenant improvements and property renovation and
                    refurbishment)                                                            $____________

             (b)    10% of Estimated Market Value                                             $____________

             (a) must be less than (b)

9.           Minimum Fixed Charge Coverage (Section 7.1(i))

             (a)    EBIDA                                                                     $____________

             (b)    Non-revenue generating Capital Expenditures                               $____________

             (c)    Annual Debt Service                                                       $____________

             (d)    Dividends                                                                 $____________

             The ratio of (a) minus (b) to (c) plus (d)                                        _____:______

             May not be less than .95:1.0

Executed as of the ______ day of __________, 199_.

                                     LEXINGTON CORPORATE PROPERTIES, INC.
                                     As Borrowers' Agent


                                     By:______________________________________
                                        its:__________________________________

       SCHEDULE II WORKSHEET TO COVENANT COMPLIANCE CERTIFICATE DATED [ ]

Calculations:


                                                                                              Previous
                                                                            Fiscal            4 Fiscal
                                                                            Quarter           Quarters
                                                                            -------           --------

1.  EBIDA

    (a)  Consolidated net income from operations                          $________          $________
    (b)  Adjustment for depreciation and amortization                     $________          $________
    (c)  Adjustment for interest expense                                  $________          $________
    (d)  Adjustment for gains (losses) from asset sales and               $________          $________
           extraordinary items

    EBIDA (sum of (a) through (b))                                        $________          $________

2.  Estimated Market Value

    (a)  EBIDA for the previous four (4) fiscal quarters                                     $________
    (b) 10-year Treasury bond rate as of the date of this Compliance
          Certificate plus 2.0%                                                               ________%
    (c)  The greater of (b) above or 10%                                                      ________%

    Estimated Market Value ((a) divided by (c))                                              $________

                                    EXHIBIT M

                       FORM OF TENANT ESTOPPEL CERTIFICATE


To:  Fleet National Bank ("Lender")
     111 Westminster Street, Suite 800
     Providence, RI  02903

Re:  __________________________

Ladies and Gentlemen:

         This certificate is being furnished to Lender in connection with the making and maintaining of a loan ("Loan") to Lexington Corporate Properties, Inc.; Lepercq Corporate Income Fund, L.P.; Lepercq Corporate Income Fund II, L.P.; Union Hills Associates; North Tampa Associates; LEX GP-1, Inc. and LEX GP-2 Inc., jointly and severally, as "Borrowers" under an Amended and Restated Revolving Credit Agreement dated as of February __,1997, ("Credit Agreement") by and between Borrowers, the institutions from time to time party thereto as Lenders and Fleet National Bank as Agent. The Loan is secured by, among other things, a Mortgage and Security Agreement ("Mortgage") and a related Collateral Assignment of Rents and Leases ("Assignment") covering premises located at _______________ ("Premises").

         The undersigned ("Tenant") is the holder of and tenant under that certain lease ("Lease") dated ______________ made with ___________ as Landlord and assigned to Borrower under an Assignment dated ______________ with Borrower becoming the Landlord with respect to the Premises.

       The Tenant hereby represents and certifies to Agent and each of the Lenders as follows:

       1. The Lease is in full force and effect and has not been assigned, modified, supplemented or amended in any way, and, to the best of Tenant's knowledge, neither party thereto is in default, nor does any state of facts exist which with the passage of time or the giving of notice, or both, would constitute a default thereunder;

       2. All conditions under the Lease to be performed by Landlord as of the date hereof (including, without limitation, all work to be performed by Landlord in the Premises) have been satisfied, and all contributions, if any, required to be paid by Landlord under the Lease to date for improvements to the Premises have been paid;

       3. Effective ___________, Tenant is in possession of the Premises and is fully obligated to pay and is paying the rent and other charges due under the Lease and is fully obligated to perform and is performing all of the other obligations of Tenant under the Lease. The termination date of the current term of the Lease is ______________.

EXHIBIT M (Continued)

       4. The Lease does not provide for any payments (including, without limitation, rent credits) by the Landlord to the undersigned which are presently due and payable or which are due and payable in the future except for a maximum allowance of $____________ for repairs and renovations of which $_____________ has been paid to Tenant to date.

       5. On this date, to the best of Tenant's knowledge, there are no existing defenses or off-sets which Tenant has against the enforcement of the Lease by Landlord;

         6. The base rent being paid under the lease is $__________ per month ($___________ per annum). No rent has been paid in advance and, except as hereafter stated, no security has been deposited with the Landlord [if none are so specified, there are no advance rents or security deposits]
___________________________________________________________________________
___________________________________________________________________________ ;

         7. Tenant will not make any prepayment of rent under the Lease more than one (1) month in advance of the due date thereunder;

         8. The Tenant shall promptly forward to Lender as holder of the Mortgage copies of all notices given by the Tenant to the Landlord pursuant to the Lease;

         9. So long as the Mortgage and Assignment remain undischarged of record, the Tenant shall not amend, modify or cancel the Lease, or consent to an amendment, modification or cancellation of the Lease, or agree to subordinate the Lease to any other mortgage, without Lender's prior written consent in each instance;

         10. The Lease described in the second paragraph of this Certificate is the complete agreement between Landlord and Tenant relating to the Premises and other than described in such second paragraph, there are no amendments, addenda, modifications or supplements thereto and there are no side letters or other arrangements, whether or not constituting amendments, addenda, modifications or supplements thereto relating to the Premises.

         11. Except as provided in the Lease, the Tenant has no options to extend the Lease, to lease additional space at the Premises, or to purchase the Premises, and the Tenant has no right of refusal with respect to leasing additional space or with respect to purchasing the Premises

         12. The interest of the Tenant in the Lease has not been assigned or encumbered, and no part of the Premises has been sublet;

         13. There are no actions, whether voluntary or otherwise, pending against the Tenant and/or any guarantor of the Tenant's obligations under the Lease pursuant to the bankruptcy or insolvency laws of the United States or any state thereof; and

         14. Tenant acknowledges receipt of notice of the Assignment and agrees that upon notice from Lender of a Default under the Loan, Tenant will make all subsequent rental payments directly to Lender, it being understood and agreed that the payment of such rent to Lender under the Assignment shall not be deemed to place control of the Premises on Lender nor to render Lender liable for the obligations of the Landlord under the Lease. Notwithstanding the Assignment and any payment of rent which may be made to Lender, Lender shall have no duty, liability or obligation under the Lease either by virtue of the Assignment, the exercise thereof, or by any subsequent action taken by Lender, until such time, if ever, as Lender shall notify the Tenant in writing of Lender's election to assume the Landlord's obligation under the Lease, or upon acquisition of the Property by the Lender following foreclosure in which event the purchaser at foreclosure shall be bound by the Lease, but only so long as such purchaser is the owner of the Premises.

         15. This Certificate shall inure to the benefit of Lender, its successors and assigns, and shall be binding upon Tenant and Tenant's successors and permitted assigns.

         16. As contemplated by the Lease, Tenant agrees that no notice from Tenant to Landlord under the Lease shall be effective unless and until a copy of the same is given to Lender (at

Lender's address specified herein or such other address as Lender may from time to time specify to Tenant in writing) and Tenant further agrees that the curing of any Landlord default by Lender, or its successors, within a reasonable time after such notice (including a reasonable period of time to obtain possession of the Premises if Lender elects to do so) shall be treated as performance by the Landlord.

         DATED: ___________, 199_ and executed as an instrument under seal.

ATTEST:                                       TENANT:

                                              ______________________________


_____________________________                 By:___________________________
Name:                                                  Name:
Title:                                                 Title:


STATE OF ________

______________, ss.______________, 19__

         Then personally appeared before me _________, the _______________ of__________, and acknowledged the foregoing to be such person's free act and deed, as the said corporation and the free act and deed of said corporation and made oath that the facts therein stated are true, accurate and complete.

                                              _____________________
                                              Notary Public
                                              My Commission Expires:

                                     *  *  *

         The undersigned, the Borrowers' Agent, hereby ratifies and confirms all of the statements set forth above.

         Executed and delivered as a sealed instrument as of the ___ day of______, 199_.


                                         LEXINGTON CORPORATE PROPERTIES, INC.,
                                         as Borrowers' Agent


                                         By:__________________________________
                                            its:______________________________

                                    EXHIBIT N

                       LIST OF PROPERTIES AND THEIR OWNERS



        Property                                  Owner
        --------                                  -----

1.  19019 North 59th Avenue,                      Lepercq Corporate Income Fund L.P.
       Glendale, Arizona

2.  200 Southington Executive Park                Union Hills Associates
       Southington, Connecticut

3.  7055 Highway 85,                              Lexington Corporate Properties, Inc.
       Riverdale, Georgia

4.  Wal-Mart Store #300, Pelham Road South        Lexington Corporate Properties, Inc.
       (Alabama Highway 21 South)
       Jacksonville, Alabama

5.  450 Stern Street                              Lexington Corporate Properties, Inc.
       Oberlin, Ohio

6.  46600 Port Street                             Lexington Corporate Properties, Inc.
       Plymouth, Michigan

7.  15911 Progress Drive                          Lexington Corporate Properties, Inc.
       Tuscaloosa, Alabama

                                    EXHIBIT O

                  FORM OF CERTIFICATE OF RECOURSE INDEBTEDNESS


Fleet National Bank
111 Westminster Street, Suite 800
Providence, Rhode Island  02903

Attention:  Commercial Real Estate Group

Ladies and Gentlemen:

       Reference is made to that certain Amended and Restated Revolving Credit Agreement dated as of February ___, 1997 (such agreement, as it may be or may have been amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"; capitalized terms used herein without definition shall have the respective meanings assigned to those terms in the Credit Agreement) among Lexington Corporate Properties, Inc.; Lepercq Corporate Income Fund, L.P.; Lepercq Corporate Income Fund II, L.P.; Union Hills Associates; North Tampa Associates; LEX GP-1, Inc. and LEX GP-2, Inc., jointly and severally, as Borrowers, the institutions from time to time party thereto as Lenders and Fleet National Bank, as Agent.

         Pursuant to Section 6.2(a)(iii) of the Credit Agreement, the undersigned hereby certifies and warrants to Agent and each of the Lenders on behalf of each Borrower that as of ___________, 199__ the amount of recourse debt incurred by the Borrowers is as follows:

I.     Recourse Debt:

Institution     as of [Date]        Borrower      Amount of Recourse Debt
-----------     ------------        --------      -----------------------
1.                                                $

2.                                                $

3.                                                $

4.                                                $

5.                                                $
                                                   ---------------------
                    TOTAL                         $
                                                   ---------------------


       In preparing this Certificate and any attached Schedules, an authorized officer of the undersigned entity has conducted, or caused to be conducted under his or her supervision, such investigations as in his or her opinion are necessary and satisfactory in scope and substance to determine the facts set forth herein and upon which Agent, each of the Lenders and the undersigned entity are justified in relying; provided, however, Agent acknowledges on behalf of itself and each of the Lenders that in preparing this Certificate and any attached Schedules hereto, the undersigned has relied on any information provided by Recognized Appraisers and

Borrower's independent certified public accountants without further inquiry or investigation; provided further, however, that the undersigned has no knowledge of any facts or circumstances which would give the undersigned reason to doubt the accuracy of such information in any material respect.

         WITNESS the due execution of this Certificate by the undersigned's duly authorized representative on __________, 199_.


                                          LEXINGTON CORPORATE PROPERTIES, INC.,
                                          as Borrowers' Agent



                                          By:__________________________________
                                             its:______________________________

                                    EXHIBIT P

                            LIST OF APPRAISED VALUES


         Property                                   Appraised Value

1.       19019 North 59th Avenue                     $21,000,000
         Glendale, Arizona

2.       200 Southington Executive Park              $16,000,000
         Southington, Connecticut

3.       1055 Highway 85 South                       $ 2,720,000
         Riverdale, Georgia

4.       Alabama 21 South                            $ 2,000,000
         Jacksonville, Alabama

5.       450 Stern Street                            $ 5,100,000
         Oberlin, Ohio

6.       46600 Port Street                           $ 7,350,000
         Plymouth, Michigan

7.       15911 Progress Drive                        $ 3,600,000
         Tuscaloosa, Alabama

                                    EXHIBIT Q

                                  ERISA MATTERS


         Lexington maintains a 401(k) retirement plan for its employees which is administered by the Principal Financial Group, Des Moines, Iowa.

                                    EXHIBIT R

                        FORM OF ASSIGNMENT AND ACCEPTANCE


                  ASSIGNMENT AND ACCEPTANCE dated ______, 199_, between ____________ (the "Assignor") and ____________ (the "Assignee").

                              PRELIMINARY STATEMENT

                  A. Reference is made to the Amended and Restated Revolving Credit Agreement dated as of February __, 1997 (as the same may be amended, supplemented, restated or otherwise modified from time to time, the "Credit Agreement") among Lexington Corporate Properties, Inc.; Lepercq Corporate Income Fund, L.P.; Lepercq Corporate Income Fund II, L.P.; Union Hills Associates; North Tampa Associates; LEXGP-1, Inc.; and LEXGP-2, Inc., the institutions from time to time party thereto as Lenders and Fleet National Bank, as Agent. Capitalized terms used herein and not otherwise defined herein are used as defined in the Credit Agreement.

                  B. The Assignor is a Lender under the Credit Agreement and desires to sell and assign to the Assignee, and the Assignee desires to purchase and assume from the Assignor, on terms and conditions set forth below, a ___ percent ( ___%) interest in the Assignor's Revolving Credit Commitment and related outstanding Loans (the "Assigned Percentage") from the Assignor, together with the Assignor's rights and obligations under the Credit Agreement with respect to the Assigned Percentage.

                  NOW, THEREFORE, the Assignor and the Assignee hereby agree as follows:

                  1. In consideration of the Assignee's payment of $__________, the Assignor hereby sells and assigns to the Assignee, and the Assignee hereby purchases and assumes from the Assignor, the Assigned Percentage, together with the Assignor's rights and obligations under the Credit Agreement and all of the other Loan Documents with respect to the Assigned Percentage as of the date hereof (after giving effect to any other assignments thereof made prior to the date hereof, whether or not such assignments have become effective, but without giving effect to any other assignments thereof also made on the date hereof), including, without limitation, the obligation to make Loans and the obligation to participate in Letters of Credit.

                  2. The Assignor (i) represents and warrants that as of the date hereof its Revolving Credit Commitment is $_______ and its Pro Rata Share is ______ percent (____%) (in each case, after giving effect to any other assignments thereof made prior to the date hereof, whether or not such assignments have become effective, but without giving effect to any other assignments thereof made as of the date hereof); (ii) represents and warrants that it is the legal and beneficial owner of the interest being assigned by it hereunder and that such interest is free and clear of any adverse claim; (iii) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Credit Agreement or any of the other Loan Documents or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Agreement or any of the other Loan Documents or any other instrument or document furnished pursuant thereto; and (iv) makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Borrower or the performance or observance by the Borrower of any obligations under the Credit Agreement or any of the other Loan Documents or any other instrument or document furnished pursuant thereto.

                  3. The Assignee (i) represents and warrants that it is legally authorized to enter into this Assignment and Acceptance; (ii) confirms that it has received a copy of the Credit Agreement, together with copies of such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Acceptance; (iii) agrees that it shall have no recourse against the Assignor with respect to any matter relating to the Credit Agreement, any of the other Loan Documents, or this Assignment and Acceptance (except with respect to the representations of warranties made by the Assignor in clauses (i) and (ii) of paragraph 2 above);
(iv) agrees that it will, independently and without reliance upon the Agent, the Assignor or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; (v) confirms that it is an Eligible Assignee; (vi) appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers under the Credit Agreement as are delegated to the Agent by the terms thereof, together with such powers as are reasonably incidental thereto; (vii) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender; (viii) confirms that, to the best of its knowledge, as of the date hereof, it is not subject to any law, regulation or guideline from any central bank or other Governmental Authority or quasi-governmental authority exercising jurisdiction, power or control over it, which would subject the Borrower to the payment of additional compensation under Section [2.10] or under Section [2.12] of the Credit Agreement; [and] (ix) specifies as its Domestic Lending Office (and address for notices) and Eurodollar Lending Office(s) the offices set forth beneath its name on the signature pages hereof [and (x) attaches the forms prescribed by the Internal Revenue Service of the United States certifying as to the Assignee's status for purposes of determining exemption from United States withholding taxes with respect to all payments to be made to the Assignee under the Credit Agreement and the Notes or such other documents as are necessary to indicate that all such payments are subject to such rates at a rate reduced by an applicable tax treaty].(1)

                  4. Following the execution of this Assignment and Acceptance by the Assignor and the Assignee, it will be delivered to the Agent for acceptance and recording by the Agent. The effective date of this Assignment and Acceptance shall be the date of acceptance thereof by the Agent specified on the signature page hereof (the "Effective Date").

                  5. As of the Effective Date, (i) the Assignee shall be a party to the Credit Agreement and, to the extent provided in this Assignment and Acceptance, have the rights and


---------------
(1) If the Assignee is organized under the laws of a jurisdiction outside the United States.

obligations of a Lender thereunder and (ii) the Assignor shall, to the extent provided in this Assignment and Acceptance, relinquish its rights and be released from its obligations under the Credit Agreement with respect to the Assigned Percentage.

                  6. From and after the Effective Date, the Agent shall make all payments under the Credit Agreement and the Notes in respect of the Assigned Percentage (including, without limitation, all payments of principal, interest and fees with respect thereto) to the Assignee. The Assignor and Assignee shall make all appropriate adjustments in payments under the Credit Agreement and the Notes for periods prior to the Effective Date directly between themselves.

                  7. THIS ASSIGNMENT AND ACCEPTANCE SHALL BE GOVERNED BY, AND IN ACCORDANCE WITH, THE LAWS OF THE STATE OF CONNECTICUT.

                  8. This Assignment and Acceptance may be executed in one or more counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument.

                  IN WITNESS WHEREOF, the parties hereto have caused this Assignment and Acceptance to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                  [NAME OF ASSIGNOR]


                                  By ________________________________________
                                     Title:

                                  Adjusted Pro Rata Share:           ________%

                                  Adjusted Revolving Credit
                                  Commitment:                       $________

                                  [NAME OF ASSIGNEE]


                                  By ________________________________________
                                     Title:

                                  Domestic Lending Office (and address
                                     for notices):

                                          [Address]

                                  Eurodollars Lending Office(s):

                                          [Address]

                                  Pro Rata Share:                    _______%

                                  Revolving Credit Commitment:      $_______

Accepted this ____ day of ____________, 19__

FLEET NATIONAL BANK, as Agent


By: ___________________________
    Name:
    Title:


By: ___________________________
    Name:
    Title:

                      LEXINGTON CORPORATE PROPERTIES, INC.

ORGANIZED:             Maryland (CT)                 April 19, 1994
                       Delaware (CT)                 October 14, 1992 - MERGED into Maryland corp.6/27/94

QUALIFIED:             Alabama (CT)                  May 22, 1996
                       Georgia (CT)                  November 28, 1995
                       New York                      August 16, 1993
                       North Carolina (CT)           December 20, 1996
                       Michigan (CT)                 December 26, 1996
                       Ohio (CT)                     December 23, 1996

STOCK:                 AUTHORIZED:                   90,000,000 Shares, $0.0001 Par Value as follows:
                                                     40,000,000 Common
                                                     40,000,000 Excess
                                                     10,000,000 Preferred
                       ISSUED:                       20,000,000 Common
                       OUTSTANDING:                  Check with Tom Watt at Chemical Mellon 946-7189.

DIRECTORS:             E. Robert Roskind             T. Wilson Eglin
                       Richard J. Rouse              Carl D. Glickman
                       Seth M. Zachary               Kevin W. Lynch
                       Harry E. Petersen, Jr.        John D. McGurk

OFFICERS:              Chairman & Co-CEO:            E. Robert Roskind
                       Vice Chairmn & Co-CEO         Richard J. Rouse
                       President & COO               T. Wilson Eglin
                       Vice President & CAO:         Paul R. Wood
                       Senior Vice Presidents:       Peter J. Kinnunen
                                                     Stephen C. Hagen
                       Vice President:               Janet M. Brand
                       Secretary:                    Paul R. Wood
                       Treasurer & CFO:              Antonia G. Trigiani

TAX ID#:               13-3717318

DESCRIPTION:           A REIT formed to convert LCIF and LCIF II Units to Stock
                       in this Corp.

PROPERTY:              Jacksonville, AL:  Wal-Mart Store (purchased 5/31/96)
                       Tuscaloosa, AL: Johnson Controls (pending; DID NOT
                         CLOSE as of 12/31/96)
                       Riverdale, GA:  Wal-Mart Store (purchased 12/1/95)
                       Plymouth, MI: Johnson Controls (purchased 12/23/96)
                       Franklin, NC: SKF USA (purchased 12/23/96)
                       Oberlin, OH: Johnson Controls (purchased 12/23/96)

                                                             CONTINUED ON PAGE 2

                   LEXINGTON CORPORATE PROPERTIES, INC.                   PAGE 2



NOTE:                  SEC Registration #33-66858 effective 8/4/93.

                       Reincorporation Merger: Lexington Corporate Properties, Inc., a Delaware corporation organized 10/14/92 (File #2312627), merged into Lexington Corporate Properties-Maryland, Inc., the Maryland corporation, on June 27, 1994; at the time of the merger the Maryland Corporate name was changed to Lexington Corporate Properties, Inc.

                       LEPERCQ CORPORATE INCOME FUND L.P.

FORMED:                March 14, 1986                Delaware (CT)

QUALIFIED:             Arizona (CT)                  December 5, 1986
                       California (CT)               September 26, 1986         WITHDRAWAL 11/22/95
                       Connecticut (Sec.State)       October 6, 1986
                       Hawaii (CT)                   February 3, 1997
                       Illinois (CT)                 July 1, 1987               WITHDRAWAL 11/15/95
                       Massachusetts (CT)            February 6, 1990
                       Michigan                      September 8, 1987          WITHDRAWAL PENDING
                       New Jersey                    July 10, 1987              WITHDRAWAL PENDING
                       New York                      July 30, 1987              WITHDRAWAL PENDING
                       Ohio (CT)                     November 22, 1994          WITHDRAWAL PENDING
                       Oklahoma (CT)                 January 9, 1997
                       Oregon (CT)                   February 3, 1997
                       Pennsylvania (Sec.St)         January 11, 1991           WITHDRAWAL PENDING
                       Tennessee (CT)                December 18, 1989          WITHDRAWAL PENDING
                       Texas (CT)                    January 9, 1997
                       Washington (CT)               January 13, 1997

GENERAL PARTNER:       Lex GP-1, Inc. (.732%)

LIMITED PARTNERS:      Lex LP-1, Inc. (73.713%)

SPECIAL L Ps:          Roskind (.505%);  Rouse (.194%);  Whiting (.109%);
                       Altabef (.079%);  Peterson (.031%);  A. Monk (.049%);
                       E. Monk (.049);  The LCP Group (.339%)--Total 1.355%.

PROPERTY L Ps:         Barnes Rockshire Associates Limited Partnership (.4412%)
                       Barngiant Livingston Associates Limited Partnership
                         (.6312%)
                       Barnhale Modesto Properties (.282%)
                       Barnhech Montgomery Associates Limited Partnership
                         (.143%)
                       Barnvyn Bakersfield Associates L.P. (.09%)
                       Barnward Brownsville Properties (.424%)--Total 2.0114%.

RED BUTTE L Ps:        Red Butte Creek Associates Limited Partnership (22.1886%)

EXPANSION L Ps:        Toy Properties Associates II
                       Toy Properties Associates V
                       Fort Street Partners Limited Partnership


CONTINUED ON PAGE 2

                    LEPERCQ CORPORATE INCOME FUND L.P.                    PAGE 2


TAX ID#:            13-3779859        (old: 13-3356627)

TERM:               12/31/2093

PROPERTY:           Glendale, AZ: Honeywell (purch. 11/24/86)
                    Southington, CT: Hartford Fire Ins. (purch. 10/2/86)
                    Honolulu, HI: Liberty House (transfer Fort Street 12/31/96)
                    Marlborough, MA: Stratus Computer (purch. 1/30/90)
                    Tulsa, OK: Toys`R'Us (transfer Toys II 12/31/96)
                    Clackamas, OR: Toys`R'Us (transfer Toys II 12/31/96)
                    Houston, TX: Toys`R'Us (transfer Toys V 12/31/96)
                    Salt Lake City, UT: Northwest Pipeline (transfer Red Butte
                       5/22/96)
                    Lynwood, WA: Toys`R'Us (transfer Toys II 12/31/96)

NOTE:               Delaware File #2085780
                    Previously Qualified in Oregon 9/17/87 and withdrew 9/13/95. Property L Ps closed August 1, 1995 (exchange of L.P. Units only) Red Butte L Ps closed May 22, 1996 Expansion L Ps closed December 31, 1996

                       LEPERCQ CORPORATE INCOME FUND L.P.
                                     (OFFERING COMMENCED IN JULY , 1986)



                      ---------------------------------------
                         LEPERCQ CORPORATE INCOME FUND L.P.
                                     ("LCIF")
                      ---------------------------------------
                    /                   |                    \
                   /                    |                     \
-------------------     ---------------------------------      -----------------
G.P.                    SPECIAL L.P.S (1.75%)*                  L.P. (97.25%)
   Lex LP-1, Inc.       Roskind, Rouse, Whiting, Altabef,          Lex GP-1,Inc.
-------------------     Peterson, A. Monk, E. Monk, and        -----------------
                  \     The LCP Group                         /
                   \    ---------------------------------    /
                    \                                       /
                     \                                     /
                       ------------------------------------
                       Lexington Corporate Properties, Inc.

                                (Sole Shareholder)
                       ------------------------------------
                                        |
                                        |
                      ----------------------------------------
                                    Shareholders:

                      Former Unitholders in LCIF I and II L.P.
                      ----------------------------------------

                      LEPERCQ CORPORATE INCOME FUND II L.P.

FORMED:                January 27, 1987              Delaware (CT)

QUALIFIED:             Arizona (CT)                  November 29, 1988
                       California (CT)               October 18, 1988           WITHDRAWAL 11/22/95
                       Florida (CT)                  October 26, 1987
                       Minnesota (CT)                April 4, 1988              WITHDRAWAL PENDING
                       Nevada (CT)                   November 29, 1988          WITHDRAWAL 12/11/95
                       Oregon (CT)                   February 16, 1988          WITHDRAWAL 9/13/95

GENERAL PARTNER:       Lex GP-1, Inc. (1%)

LIMITED PARTNERS:      Lex LP-1, Inc. (97.25%)

SPECIAL L PS:          Roskind (.65973%);  Rouse (.25356%);  Whiting (.14168%);
                       Altabef (.10318%);  A. Monk (.06650%);
                       E. Monk (.06650%);  The LCP Group (.45885%)--Total 1.75%.

G.P. OF:

TAX ID#:               13-3779864        (old: 13-3414611)

TERM:                  12/31/2093

PROPERTY:              Phoenix, AZ: Bank One (purch. 11/30/88)
                       Jacksonville, FL: Unisource (purch. 7/28/88)
                       Tampa, FL: Time, Inc. (purch. 3/31/88)
                       Tampa, FL: Time Cust. Svc. (purch. 11/3/87)

NOTE:                  See Partnership Schematic.
                       The former General Partner Lex GP-2, Inc., and Limited Partner Lex LP-2, Inc., merged into the current G.P. and L.P. on 12/29/95.

                      LEPERCQ CORPORATE INCOME FUND II L.P.
                                   (OFFERING COMMENCED IN DECEMBER , 1987)



                    ----------------------------------------
                      LEPERCQ CORPORATE INCOME FUND II L.P.
                                   ("LCIF II")
                    ----------------------------------------
                   /                  |                     \
                  /                   |                      \
----------------      -----------------------------------     ---------------
G.P. (1%)             SPECIAL L.P.S (1.75%)*                  L.P. (97.25%)
  Lex LP-1, Inc.      Roskind, Rouse, Whiting, Altabef,         Lex GP-1,Inc.
----------------      A. Monk, E. Monk, and The LCP Group     ---------------
                \     -----------------------------------    /
                 \                                          /
                    ----------------------------------------
                      Lexington Corporate Properties, Inc.

                               (Sole Shareholder)
                    ----------------------------------------
                                      |
                                      |
                    ----------------------------------------
                                  Shareholders:

                    Former Unitholders in LCIF I and II L.P.
                    ----------------------------------------

                                 LEX GP-1, INC.

ORGANIZED:             Delaware (CT)                 July 21, 1993

QUALIFIED:             Arizona (CT)                  November 25, 1994
                       California (CT)               November 4, 1994           WITHDRAWAL 12/5/95
                       Florida (CT)                  April 8, 1996
                       Hawaii (CT)                   February 3, 1997
                       Illinois (CT)                 November 9, 1994           WITHDRAWAL 10/10/95
                       Massachusetts (CT)            November 3, 1994
                       Ohio (CT)                     November 22, 1994          WITHDRAWAL 9/95
                       Oregon (CT)                   February 3, 1997
                       Tennessee (CT)                February 4, 1994           WITHDRAWAL 9/95

STOCK:                 Authorized:                   100 Common, $0.001 Par
                                                       Value
                       Issued & Out:                 100 Shs. @ $100 Agg. to
                                                       Lex. Corp. Prop.

DIRECTORS:             E. Robert Roskind
                       Richard J. Rouse
                       T. Wilson Eglin

OFFICERS:              Chairman:                     E. Robert Roskind
                       President:                    E. Robert Roskind
                       Vice Presidents:              Richard J. Rouse
                                                     T. Wilson Eglin
                                                     Antonia G. Trigiani
                       Secretary:                    Richard J. Rouse
                       Treasurer:                    T. Wilson Eglin
                       Assistant Secretary:          Antonia G. Trigiani

Tax ID#:                13-3797734

DESCRIPTION:           New General Partner of LCIF L.P.

PROPERTY:

NOTE:                  LEX GP-2, INC. MERGED INTO THIS CORP. ON 12/29/95.
                       In Arizona Lex GP-2, Inc. merged into this corp. 3/7/96. Delaware File #2344678
                       Previously qualified in Oregon 2/3/94 and withdrew
                       9/13/95.

                                 LEX LP-1, INC.

ORGANIZED:             Delaware (CT)                 July 21, 1993

QUALIFIED:

STOCK:                 Authorized:                   100 Common, $0.001 Par Value
                       Issued & Out:                 100 Shs. @ $100 Agg. to Lex. Corp. Prop.

DIRECTORS:             E. Robert Roskind
                       Richard J. Rouse
                       T. Wilson Eglin

OFFICERS:              Chairman:                     E. Robert Roskind
                       President:                    E. Robert Roskind
                       Vice Presidents:              Richard J. Rouse
                                                     T. Wilson Eglin
                                                     Antonia G. Trigiani
                       Secretary:                    Richard J. Rouse
                       Treasurer:                    T. Wilson Eglin
                       Assistant Secretary:          Antonia G. Trigiani

TAX ID#:               13-3797736

DESCRIPTION:           New Limited Partner of LCIF L.P. (Was limited partner of
                       Lex M-1, L.P. which merged into LCIF L.P. on 10/12/93.)

PROPERTY:

NOTE:                  LEX LP-2, INC. MERGED INTO THIS CORP. ON 12/29/95.
                       Delaware File #2344676.

                                LXP CANTON, INC.

ORGANIZED:             Delaware (CT)                 December 27, 1995

QUALIFIED:             Ohio (CT)                     January 24, 1996

STOCK:                 Authorized:                   1,000 Common, $0.01 Par Value
                       Issued & Out:                 1,000 Shares @ $10. Agg. to Lexington (100%)

DIRECTORS:             E. Robert Roskind
                       Richard J. Rouse
                       T. Wilson Eglin

OFFICERS:              President:                    E. Robert Roskind
                       Vice Presidents:              Richard J. Rouse
                                                     T. Wilson Eglin
                                                     Antonia G. Trigiani
                                                     Paul R. Wood
                       Secretary:                    Antonia G. Trigiani
                       Treasurer:                    T. Wilson Eglin
                       Assistant Secretary:          Paul R. Wood

TAX ID#:               13-3873869

DESCRIPTION:           Acquired Canton, OH property from Lexington and holds
                       loan from Merrill Lynch Credit Corporation.

PROPERTY:              Canton, OH: Scandinavian Health Spa

NOTE:                  Delaware File #2575810

                                LXP FUNDING CORP.

ORGANIZED:             Delaware (CT)                 April 12, 1995

QUALIFIED:             New York                      April 26, 1995

STOCK:                 Authorized:                   1,000 Common, $0.01 Par Value
                       Issued & Out:                 100 Shares to Lexington Corp Prop (100%)

DIRECTORS:             E. Robert Roskind             Francis P. Lively, Jr.
                       Richard J. Rouse              John B. Vander Zwaag
                       T. Wilson Eglin

Officers:              President:                    E. Robert Roskind
                       Vice Presidents:              Richard J. Rouse
                                                     T. Wilson Eglin
                                                     Antonia G. Trigiani
                       Secretary:                    Antonia G. Trigiani
                       Treasurer:                    T. Wilson Eglin

TAX ID#:               13-3828788

DESCRIPTION:           Organized to acquire a mortgage loan and assign the
                       mortgage notes, the mortgage and other collateral to a Trustee (REMIC). The borrowers, LXP I, L.P. and LXP II,
                       L.P., will acquire 15 properties from LCIF I and II.

PROPERTY:

NOTE:                  Delaware File #2498392

                                   LXP I, L.P.

FORMED:                April 12, 1995                Delaware (CT)

QUALIFIED:             California (CT)               4/26/95     #9511800017
                       Illinois (CT)                 4/26/95     #S009751
                       Michigan (CT)                 4/25/95     #L92-329
                       New Jersey (CT)               4/27/95
                       New York                      4/26/95
                       Ohio (CT)                     4/26/95     #95042634102
                       Oregon (CT)                   4/26/95     #455546-80
                       Pennsylvania (CT)             4/25/95     #2634233
                       Tennessee (CT)                4/26/95     #0293911

GENERAL PARTNER:       LXP I, Inc. (1%)

LIMITED PARTNER:       Lepercq Corporate Income Fund L.P. (99%)

G. P. OF:

TAX ID#:               13-3828793

TERM:                  4/1/2035

PROPERTY:              Modesto, CA:  Continental Can/Crown Cork & Seal
                         (purch. 9/26/86)
                       Newark, CA:  Ross Stores Headquarters (purch. 9/1/87)
                       Countryside, IL: Bally Total Fitness (purch. 7/13/87)
                       Marshall, MI:  2 Tenneco Automotive stores/Walker Mfg.
                         (purch. 8/18/87)
                       Voorhees, NJ: Bally Total Fitness (purch. 7/15/87)
                       Dewitt, NY: Bally Total Fitness (purch. 8/19/87)
                       Mansfield, OH:  White Consolidated (purch. 7/28/87)
                       Newport, OR:  Fred Meyer store owned by F.M. Associates
                         (purch. 9/9/87)
                       Mechanicsburg, PA:  NFC Public Limited/Excel Log.
                         (purch. 10/5/90)
                       Memphis, TN:  Federal Express (purch. 2/24/88)

NOTE:                  See Partnership Schematic.
                       REMIC--Issuer is LXP Funding Corp.
                       All 11 properties were transferred from LCIF L.P. on
                         5/19/95.
                       Subsidiary of Lexington which is the sole shareholder of
                         LXP I, Inc.
                       Delaware File #2498758

                                  LXP II, L.P.


FORMED:                April 12, 1995                Delaware (CT)

QUALIFIED:             California (CT)               4/26/95     #9511800021
                       Nevada (CT)                   4/26/95     #577-95
                       New York                      5/10/95
                       Oregon (CT)                   4/26/95     #455551-82

GENERAL PARTNER:       LXP II, Inc. (1%)

LIMITED PARTNER:       Lepercq Corporate Income Fund II L.P. (99%)

G. P. OF:

TAX ID#:               13-3828798

TERM:                  4/1/2035

PROPERTY:              Sacramento, CA: Circuit City Store (purch. 10/27/88)
                       Las Vegas, NV: Circuit City Store (purch. 12/20/88)
                       Reno, NV: Circuit City Store (purch. 12/20/88)
                       Klamath Falls, OR: Fred Meyer (purch. 3/9/88)

NOTE:                  See Partnership Schematic.
                       REMIC--Issuer is LXP Funding Corp.
                       All 4 properties were transferred from LCIF II L.P. on 5/19/95. Subsidiary of Lexington which is the sole shareholder of LXP II, Inc.
                       Delaware File #2498691

                                   LXP I, INC.


ORGANIZED:             Delaware (CT)                 April 12, 1995

QUALIFIED:             California (CT)               April 26, 1995
                       Illinois (CT)                 April 25, 1995
                       Michigan (CT)                 April 25, 1995
                       New Jersey (CT)               April 27, 1995
                       New York                      April 26, 1995
                       Ohio (CT)                     April 26, 1995
                       Oregon (CT)                   April 26, 1995
                       Pennsylvania (CT)             April 25, 1995
                       Tennessee (CT)                April 25, 1995

STOCK:                 Authorized:                   1,000 Common, $0.01 Par Value
                       Issued & Out:                 100 Shares @ $100. Agg. to Lexington (100%)

DIRECTORS:             E. Robert Roskind             T. Wilson Eglin
                       Richard J. Rouse              John B. Vander Zwaag

OFFICERS:              President:                    E. Robert Roskind
                       Vice Presidents:              Richard J. Rouse
                                                     T. Wilson Eglin
                                                     Antonia G. Trigiani
                       Secretary:                    Antonia G. Trigiani
                       Treasurer:                    T. Wilson Eglin

TAX ID#:               13-3828792

DESCRIPTION:           Sole general partner of LXP I, L.P., which acquired 11
                       properties from LCIF L.P. on May 19, 1995.

PROPERTY:              California:  Modesto - Continental Can;  Newark - Ross
                         Stores Hqtrs.
                       Illinois:  Countryside - Health & Tennis
                       Michigan:  Marshall - 2 Tenneco
                       New Jersey:  Voorhees - Health & Tennis
                       New York:  Dewitt - Health & Tennis
                       Ohio:  Mansfield - White Consolidated
                       Oregon:  Newport - Fred Meyer Store
                       Pennsylvania:  Mechanicsburg - NFC Public Limited
                       Tennessee:  Memphis - Federal Express

NOTE:                  Delaware File #2498388

                                  LXP II, INC.


ORGANIZED:             Delaware (CT)                 April 12, 1995

QUALIFIED:             California (CT)               April 26, 1995
                       Nevada (CT)                   May 8, 1995
                       New York                      May 10, 1995
                       Oregon (CT)                   April 26, 1995

STOCK:                 Authorized:                   1,000 Common, $0.01 Par Value
                       Issued & Out:                 100 Shares @ $100. Agg. to Lexington (100%)

DIRECTORS:             E. Robert Roskind             T. Wilson Eglin
                       Richard J. Rouse              Francis P. Lively, Jr.

OFFICERS:              President:                    E. Robert Roskind
                       Vice Presidents:              Richard J. Rouse
                                                     T. Wilson Eglin
                                                     Antonia G. Trigiani
                       Secretary:                    Antonia G. Trigiani
                       Treasurer:                    T. Wilson Eglin

TAX ID#:               13-3828796

DESCRIPTION:           Sole general partner of LXP II, L.P., which acquired 4
                       properties from LCIF II L P. on May 19, 1995.

PROPERTY:              Sacramento, CA:  Circuit City
                       Las Vegas, NV:  Circuit City
                       Reno, NV:  Circuit City
                       Klamath Falls, OR:  Fred Meyer

NOTE:                  Delaware File #2498390

NORTH TAMPA ASSOCIATES                          -Owner of building in Tampa, FL
                                                 net leased to Time, Inc.


                              ------------------------

                               NORTH TAMPA ASSOCIATES

                              ------------------------
                                   /            \
                                  /              \
-------------------------------------           --------------------
MANAGING PARTNER   (99.9%)                      PARTNER   (0.1%)

Lepercq Corporate Income Fund II L.P.           North Tampa-II, Inc.
-------------------------------------           --------------------
          /                                              |
         /                                               |
--------------                                  -------------------
G.P.                                            The LCP Group, L.P.
Lex GP-2, Inc.                                  (Sole Shareholder)
--------------                                  -------------------
        |
        |
------------------------------------
Lexington Corporate Properties, Inc.

(Sole Shareholder)
------------------------------------

UNION HILLS ASSOCIATES                          - Owner of Glendale, AZ building
                                                  net leased to Honeywell (orig.
                                                  tenant: Sperry Space Systems).



                            ------------------------

                             UNION HILLS ASSOCIATES

                            ------------------------
                              /                 \
                             /                   \
-----------------------------------          -------------------------
MANAGING PARTNER (99%)                       PARTNER   (1%)

Lepercq Corporate Income Fund L.P.*          Union Hills Associates II
-----------------------------------          -------------------------
          /                                       /         \
         /                                       /           \
--------------                 ----------------------      -----------------
G.P.                           MANAGING PARTNER (99%)      PARTNER (1%)
Lex GP-1, Inc.                 LCIF L.P. *                 Union Hills, Inc.
--------------                 ----------------------      -----------------
       |                             |                             |
       |                             |                             |
-------------------            --------------              -------------------
Lexington Corporate            G.P.                        The LCP Group, L.P.
  Properties, Inc.             Lex GP-1, Inc.              (Sole Shareholder)

(Sole Shareholder)
-------------------            --------------              -------------------
                                     |
                                     |
                               ------------------------------------
                               Lexington Corporate Properties, Inc.
                               (Sole Shareholder)
                               ------------------------------------

                                UNION HILLS, INC.

ORGANIZED:             Delaware (CT)                 October 10, 1986

QUALIFIED:             Arizona (CT)                  November 21, 1986
                       Oregon (CT)                   December 20, 1988

STOCK:                 Authorized:                   1,000 Common, $1.00 Par Value
                       Issued & Out:                 1,000 Shares @ $1,000. Agg. to LCP Group (100%)

DIRECTORS:             E. Robert Roskind

OFFICERS:              President:                    E. Robert Roskind
                       Vice Presidents:              Richard J. Rouse
                                                     Antonia G. Trigiani
                                                     Denise E. DeBaun
                                                     T. Wilson Eglin
                       Secretary:                    E. Robert Roskind
                       Assistant Secretary:          Antonia G. Trigiani

TAX ID#:               13-3378935

DESCRIPTION:           A Partner of Union Hills Associates II, which is an
                       Arizona General Partnership, and of F.M. Associates II, which is an Oregon General Partnership; LCIF is the Managing Partner of both partnerships, as well as of Union Hills Associates and F.M. Associates.

PROPERTY:              Phoenix, AZ -  Honeywell - formerly Sperry Space (Union)
                       Newport, OR - Fred Meyer Store (F.M.)

NOTE:                  Delaware File #2104152
                       LCIF pays all expenses
                       Stock transferred from Lepercq Lease Associates as of 1/1/94.

                              NORTH TAMPA-II, INC.


ORGANIZED:             Delaware (CT)                 March 29, 1988

QUALIFIED:

STOCK:                 Authorized:                   200 Common, $0.01 Par Value
                       Issued & Out:                 1 Share @ $10.00 Agg. to LCP Group (100%)

DIRECTORS:             E. Robert Roskind

OFFICERS:              President:                    E. Robert Roskind
                       Vice Presidents:              Antonia G. Trigiani
                                                     Denise E. DeBaun
                                                     T. Wilson Eglin
                       Secretary:                    E. Robert Roskind
                       Assistant Secretary:          Antonia G. Trigiani

TAX ID#:               13-3468072

DESCRIPTION:           A Partner of North Tampa Associates, which is a Florida
                       General Partnership that owns a building in Tampa, Florida net leased to Time, Inc.; Lepercq Corporate
                       Income Fund II L.P. is the Managing Partner.

PROPERTY:              Tampa, FL -  Time, Inc.

NOTE:                  Delaware File #2156210
                       LCIF II pays all expenses.

                                 LEX LP-2, INC.


ORGANIZED:             Delaware (CT)                 July 21, 1993

QUALIFIED:

STOCK:                 Authorized:                   100 Common, $0.0001 Par Value
                       Issued & Out:                 100 Shs. @ $100 Agg. to Lex. Corp. Prop.

DIRECTORS:             E. Robert Roskind
                       Richard J. Rouse
                       T. Wilson Eglin

OFFICERS:              Chairman:                     E. Robert Roskind
                       President:                    E. Robert Roskind
                       Vice Presidents:              Richard J. Rouse
                                                     T. Wilson Eglin
                                                     Antonia G. Trigiani
                       Secretary:                    Richard J. Rouse
                       Treasurer:                    T. Wilson Eglin
                       Assistant Secretary:          Antonia G. Trigiani

TAX ID#:               13-3797739

DESCRIPTION:           New Limited Partner of LCIF II L.P. (Was limited partner
                       of Lex M-2, L.P. which merged into LCIF II L.P. on
                       10/12/93.)

PROPERTY:

NOTE:                  Delaware File #2344675.

                                    EXHIBIT L

                         COVENANT COMPLIANCE CERTIFICATE


Fleet National Bank
111 Westminster Street, Suite 800
Providence, Rhode Island  02903

Attention:  Commercial Real Estate Group

Gentlemen:

       Reference is made to that certain Amended and Restated Revolving Credit Agreement dated as of February ___, 1997 (such agreement, as it may be or may have been amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"; capitalized terms used herein without definition shall have the respective meanings assigned to those terms in the Credit Agreement) among Lexington Corporate Properties, Inc.; Lepercq Corporate Income Fund, L.P.; Lepercq Corporate Income Fund II, L.P.; Union Hills Associates; North Tampa Associates; LEX GP-1, Inc. and LEX GP-2, Inc., jointly and severally, as Borrowers, the institutions from time to time party thereto as Lenders and Fleet National Bank, as Agent ("Agent").

       Pursuant to Section 6.1 and 6.2 of the Credit Agreement, the undersigned hereby certifies and warrants to Agent and each of the Lenders on behalf of each Borrower that as of _________, 199_:

                  1. The financial statements attached hereto were prepared in accordance with GAAP and present fairly the financial condition and results of operations of ____________ as of _____________, and for the _________ ended on ___________, 199_.

                  2. The representations and warranties set forth in the Credit Agreement were true and correct for each Borrower with the same effect as if made on and as of this date, except as follows (if any):

                  _______________

                  3. Attached as Schedule I and Schedule II hereto is an accurate statement of the data regarding the financial covenants referenced in the sections of the Credit Agreement specified in the left-hand margin of Schedule I. Each Borrower has duly performed and complied with each covenant, condition, agreement and other obligation of or applicable to such Borrower under the Credit Agreement and each other "Loan Document" as defined therein, except as follows (if any):

                  _______________

                  4. No Default or Event of Default under the Credit Agreement exist, except as follows (if any):

                  _______________

         In preparing this Certificate and attached Schedules, an authorized officer of the undersigned entity has conducted, or caused to be conducted under his or her supervision, such investigations as in his or her opinion are necessary and satisfactory in scope and substance to determine the facts set forth herein and upon which Agent, each of the Lenders and the undersigned entity are justified in relying; provided, however, Agent acknowledges on behalf of itself and each of the Lenders that in preparing this Certificate and any attached Schedules hereto, the undersigned has relied on any information provided by Recognized Appraisers and Borrower's independent certified public accountants without further inquiry or investigation; provided further, however, that the undersigned has no knowledge of any facts or circumstances which would give the undersigned reason to doubt the accuracy of such information in any material respect.

         WITNESS the due execution of this Certificate by the undersigned's duly authorized representative on ___________, 199_.


                                  LEXINGTON CORPORATE PROPERTIES, INC.,
                                  as Borrowers' Agent


                                  By:_______________________________________
                                     its:___________________________________




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